Prospectus
May 1, 2021
Custom Variable Universal Life
Issued by The Northwestern Mutual Life Insurance Company
and Northwestern Mutual Variable Life Account II

This prospectus (the "Prospectus") describes a flexible premium variable universal life insurance policy (the “Policy”) issued by The Northwestern Mutual Life Insurance Company. The Policy is designed to provide a Life Insurance Benefit upon the death of the Insured and is not suitable for short-term investment. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your Financial Representative.
You may choose to invest your Net Premiums in up to 30 Divisions of the Northwestern Mutual Variable Life Account II (the “Separate Account”). Each Division of the Separate Account invests exclusively in shares of a single series of a Fund (a “Portfolio”). Each Portfolio available as an investment option under the Policy is identified below:
Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio
Focused Appreciation Portfolio
Large Cap Core Stock Portfolio
Large Cap Blend Portfolio
Index 500 Stock Portfolio
Large Company Value Portfolio
Domestic Equity Portfolio
Equity Income Portfolio
Mid Cap Growth Stock Portfolio
Index 400 Stock Portfolio
Mid Cap Value Portfolio
Small Cap Growth Stock Portfolio
Index 600 Stock Portfolio
Small Cap Value Portfolio
International Growth Portfolio
Research International Core Portfolio
International Equity Portfolio
Emerging Markets Equity Portfolio
Government Money Market Portfolio
Short-Term Bond Portfolio
Select Bond Portfolio
Long-Term U.S. Government Bond Portfolio
Inflation Protection Portfolio
High Yield Bond Portfolio
Multi-Sector Bond Portfolio
Balanced Portfolio
Asset Allocation Portfolio
Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio
VIP Contrafund® Portfolio
Neuberger Berman Advisers
Management Trust
Sustainable Equity Portfolio
Russell Investment Funds
U.S. Strategic Equity Fund
U.S. Small Cap Equity Fund
Global Real Estate Securities Fund
International Developed Markets Fund
Strategic Bond Fund
Russell Investment Funds LifePoints®
Variable Target Portfolio Series
Moderate Strategy Fund
Balanced Strategy Fund
Growth Strategy Fund
Equity Growth Strategy Fund
Credit Suisse Trust
Commodity Return Strategy Portfolio
Please note that the Policy and the Portfolios are not guaranteed to achieve their goals; are not federally insured; are not bank deposits; and are not endorsed by any bank or government agency.
This Policy is subject to the laws of the state in which the Policy is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements but all material state variations are noted. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this Prospectus are defined at the end of this Prospectus in the Glossary of Terms, “Northwestern Mutual,” “Company,” “we,” “us,” and “our” in this Prospectus mean The Northwestern Mutual Life Insurance Company.
Please carefully read this Prospectus and any accompanying prospectuses for the corresponding Portfolios and keep them for future reference. This Prospectus provides information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in this Prospectus. Our Distributor may limit sales of the Policy to certain government entities and government entity plans.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
We no longer issue the Policy described in this Prospectus. The variable life insurance policies we presently offer are described in separate prospectuses.

Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’S Staff and is available at Investor.gov.
As permitted by regulations adopted by the SEC, paper copies of your underlying Portfolios’ shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from us. Instead, your Portfolio annual and semi-annual reports will be made available on www.nmfundreports.com and you will be notified by mail each time a report is posted and provided with a link to access the report for each Portfolio. If you already elected to receive shareholder reports electronically, you will not be affected by this change, will continue to receive reports electronically and you need not take any action. You may elect to receive shareholder reports (and other communications) electronically by signing up for eDelivery at www.NorthwesternMutual.com/eDelivery. You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling (866) 910-1232. Your election to receive shareholder reports in paper will apply to all future reports for all Portfolios available under your Policy.

Important Information You Should Consider About the Policy
	FEES AND EXPENSES			Cross-Reference(s) to Location in Prospectus
Charges for Early Withdrawals
If you surrender your Policy (or if you change your Policy to Paid-up insurance)
in the first ten Policy Years you will be assessed a surrender charge of up to 50%
of the Target Premium.
For example, if you surrender your Policy and your total Target Premium amount was $100,000, you could pay a surrender charge of up to $50,000.
Withdrawals are subject to a $25 service charge (currently waived) for each withdrawal request.
Fee and Expense Tables – Transaction Fees (Surrender Charge and Withdrawal Fee) Also see Information About the Policy – Other Benefits Available Under the Policy (Paid-Up Insurance)
Transaction Charges
In addition to surrender charges and withdrawal charges, you may also be charged for other transactions, such as certain tax-related charges, a front-end sales load, charges for transferring between investment options, changes to your
Death Benefit option or Specified Amount, as well as charges for expedited delivery or wire transfers.
Fee and Expense Tables – Transaction Fees
Ongoing Fees and Expenses (annual charges)
In addition to the charges above, investment in the Policy is subject to ongoing fees and expenses, including fees covering the cost of insurance and optional benefits available under the Policy. These fees are based on information as of
December 31, 2020, may change from year to year, and are generally based on characteristics of the insured (e.g., age, sex and rating classification). You should review your Policy specifications page for specific rates applicable under your
Policy.
You bear the expenses associated with the Portfolios available under your Policy, the range for which is shown in the following table:
Fee and Expense Tables – Periodic Charges (Other than Portfolio Operating Expenses) Fee and Expense Tables – Annual Portfolio Operating Expenses
	Annual Fee	Minimum*	Maximum*
	Investment Options (Portfolio company fees and expenses)	0.21%	1.41%
* As a percentage of Portfolio assets.
RISKS
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.			Risks of the policy – Investment Risk and The Funds
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for you if you need ready access to cash. Surrender charges apply in the first 10 Policy Years and the value of your Policy and life insurance benefit will be reduced if you withdraw money. In addition, short-term investment in the Policy may subject you to income taxes and tax penalties.
Risks of the Policy –Policy for Long- Term Protection
Risks Associated with Investment Options
Investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options
(Portfolios) available under the Policy. Each Portfolio will have its own unique risks and you should review these investment options before making an investment decision.
Risks of the Policy – Investment Risk
Insurance Company Risks
Investment in the Policy is subject to the risks related to Northwestern Mutual, and any obligations, guarantees, or benefits are subject to the claims-paying ability of Northwestern Mutual. More information about Northwestern Mutual, including its financial strength ratings, is available upon request by calling toll free (866) 464-3800.
Risks of the Policy – Investment Risk Also see Northwestern Mutual
Custom Variable Universal Life Prospectus  3

	RISKS	Cross-Reference(s) to Location in Prospectus
Policy Lapse
Insufficient premium payments, poor investment results, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage and death benefits will not be paid.
After lapse, you may reinstate the Policy subject to certain conditions described in the Prospectus, including the payment of the minimum payment amount, required to keep the Policy in force.
Risks of the Policy –Policy Lapse Information About the Policy – Termination and Reinstatement
RESTRICTIONS
Investments
Transfers from the Divisions must be in amounts greater than or equal to 1% of assets in the Divisions, may be subject to charges, and are subject to the Policy’s short-term and excessive trading policies. These short-term and excessive trading policies may trigger additional restrictions on your Policy. Currently, there is no charge when you transfer Invested Assets among Divisions .
However, we reserve the right to charge $25 for each transfer. You may invest in up to 30 Divisions at a time.
Under certain circumstances Northwestern Mutual reserves the right to remove a
Portfolio or substitute another Portfolio or mutual fund for such Portfolio.

Information about
the Policy – Other
Policy Transactions
(Transfers and
Short-Term and
Excessive Trading)

Information about
the Policy – Other
Policy Transactions
(Substitution of
Portfolio Shares and
Other Changes)

Optional Benefits
Optional benefits are subject to additional charges and payments made under these benefits are generally subject to the same transaction fees as other premium payments but may be treated differently for other purposes (e.g., certain death benefit minimums). Optional benefits are not available for all ages
(or may terminate at certain ages) and underwriting classifications. We may stop offering an optional benefit at any time.
Information about the Policy – Optional Benefits Available Under the Policy
TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Policy. There is no additional tax benefit if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will generally be subject to ordinary income tax, and may be subject to tax penalties.
Tax Considerations
CONFLICTS OF INTEREST
Investment Professional Compensation
We no longer issue the Policy to new owners. Your Policy was sold exclusively through financial representatives of Northwestern Mutual’s affiliated broker-
dealer, who are compensated with a commission based on a percentage of premium, and Northwestern Mutual may share revenue it earns on your Policy with its affiliated broker-dealer. These financial representatives may have, or had, a financial incentive to offer or recommend the Policy, or another policy issued by Northwestern Mutual, over other investments.
Distribution of the Policy Also see Charges and Deductions — Commissions Paid to Financial Representatives
Exchanges
We no longer issue the Policy to new owners. Some financial representatives may have a financial incentive to offer a policy issued by Northwestern Mutual in place of one you already own. You should only exchange an existing policy if you determine, after comparing the features, fees and risks of both policies, that it is preferable to purchase a policy issued by Northwestern Mutual (or any other policy) rather than continue to own the existing policy.
None
Overview of the Policy
What is the Policy, and what is it designed to do?
The Policy is an individual flexible premium variable universal life insurance policy, the purpose of which is primarily to provide life insurance protection (i.e., a death benefit) while providing the long-term accumulation of assets through allocations to a variety of Divisions. The Policy may be appropriate if you have a long-term investment horizon and is not intended for short-term investment, and is therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading. You may want to consult your financial or tax advisor.
4  Custom Variable Universal Life Prospectus

In exchange for your Premium Payments, upon the death of the Insured, we will pay the Death Benefit to your beneficiary based on one of three death benefit options available under the Policy. Subject to certain limitations, you can change the Death Benefit option you selected. (See “Death Benefit – Changing Death Benefit Options” in the Prospectus for more information.)
How are Premium Payments treated under the Policy?
We no longer issue the Policy to new owners. Current owners must make sufficient Premium Payments to keep the Policy in force. There is no required schedule or amount of Premium Payments but the investment results of the Divisions to which your Net Premium(s) is allocated will affect the Premium Payments you are required to make to keep your Policy in force. If you elect the Death Benefit Guarantee, your Policy will generally not lapse regardless of the investment performance of the Divisions in which you invest so long as you make the minimum requested payment upon notice that your cumulative premium payments are below the required amount.
When a Premium Payment is received in Good Order at our Home Office after the Policy is in-force, we deduct a premium tax charge, federal deferred acquisition cost charge and sales load to cover taxes and acquisition and distribution expenses, respectively, and the remaining amount, known as the Net Premium(s), is allocated among the Divisions, according to your current allocation instructions in the Application or supplement to the Application.
Investments in the Policy’s Divisions are held in the Separate Account which is an account separate from our General Account assets. We have established a segment within the Separate Account to receive and invest Net Premium(s) for the Policies. Currently, the Policy segment is divided into over 40 Separate Account Divisions. Each Division purchases shares in a corresponding Portfolio. Information about each corresponding Portfolio is provided at the back of this Prospectus. See APPENDIX A: Portfolios Available under Your Policy.
Payment of insufficient premiums may result in the Policy terminating or lapsing, subject to the Death Benefit Guarantee explained below (if applicable).
Q. What are the primary features and options that the Custom Variable Universal Life Policy offers?
A.
Choice of Death Benefit Options. You may choose among three Death Benefit options, a death benefit based on the Specified Amount (Option A), on the Specified Amount plus Policy Value (Option B) or on the Specified Amount plus cumulative premiums paid (less any cumulative withdrawals)(Option C). In addition to the three Death Benefit options, there is also a Minimum Death Benefit that may be applied. See the Death Benefit section in the Prospectus for more information.
B.
Surrenders and Withdrawals. You may surrender your Policy, and we will pay you its Cash Surrender Value (Policy Value less any Policy Debt and any surrender charge). You may also withdraw a part of the Policy Value. A withdrawal reduces the Policy Value, may reduce the Specified Amount of the Policy and therefore the Death Benefit, may impact the Death Benefit Guarantee, and may increase the risk that the Policy will terminate or lapse. Surrenders and withdrawals are subject to charges and may have adverse tax consequences.
C.
Loans. You may take a loan on the Policy that when added to existing Policy Debt does not exceed the Loan Value of the Policy. The Policy secures the loan. Taking a loan will reduce Cash Surrender Value and the Death Benefit, may impact the Death Benefit Guarantee, may have adverse tax consequences and will increase the risk that your Policy may terminate or lapse.
D.
Transfers. Generally, you may transfer Invested Assets among up to 30 Divisions. We also offer four asset allocation models and two automated transfer programs: dollar cost averaging and portfolio rebalancing.
E.
Death Benefit Guarantee. During a defined period elected at issue, your Policy will not terminate or lapse, even if the Cash Surrender Value is not enough to pay Monthly Policy Charges, as long as you have made specified minimum Premium Payments. However, even if specified minimum Premium Payments have been made, Policy loans and withdrawals could cause the Policy to terminate.
F.
Collateral Assignment. Subject to our approval, you may generally assign the Policy as collateral for a loan or other obligation.
G.
Tax Treatment. You are generally not taxed on the Policy’s earnings until you withdraw Policy Value from your Policy. This is known as tax deferral.
H.
Additional Benefits. There are additional benefits you may add to your Policy. An additional charge may apply if you elect an additional benefit. The additional benefits available with this Policy are listed in the “Other Benefits Available under the Policy” section of the Prospectus, and include the following:
•
Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability – Permits an Insured who has become totally disabled to make minimum premium payments equal to the monthly charges without the Policy lapsing
•
Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability – Permits an Insured who has become totally disabled to make minimum premium payments equal to or greater than the monthly charges without the Policy lapsing
•
Additional Purchase Benefit – Allows the Owner to purchase additional life insurance policies on the life of the Insured without proof of insurability
Custom Variable Universal Life Prospectus  5

•
Death Benefit Guarantee – Allows you to select a Death benefit Guarantee Period during which the Policy is guaranteed not to terminate due to insufficient value in your Policy
•
Income Plans – In lieu of a lump sum payment, the Death Benefit and surrender proceeds may be payable in monthly (or less frequent) payments over a period of time
•
Exchange for a Fixed Benefit Policy – Allows you to exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the underlying Portfolios
•
Paid-up Insurance – Under certain conditions allows the Owner to change the Policy to a policy free of minimum premium payment obligations
•
Dollar Cost Averaging – On a monthly basis, automatically transfers a specific amount from the Government Money Market Division into the other Divisions you have selected
•
Portfolio Rebalancing – Automatically rebalances the Divisions you select (either monthly, quarterly, semi-annually or annually) to maintain your chosen allocations among the Divisions
•
Allocation Models – Models are available that comprise a combination of Divisions representing various asset classes with various levels of risk tolerance

Fee and Expense Tables
The following tables describe the fees and expenses that are payable when you buy, own, surrender or make withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
Transaction Fees
The table below describes the fees and expenses that are payable when you make Premium Payments, surrender the Policy, make withdrawals, transfer Invested Assets among investment options, or make certain changes to the Policy. Certain fees applicable to your Policy may depend on your Policy Anniversary. Please see “Policy Anniversary” in the Glossary of Terms to help you understand how it will affect the charges applicable to your Policy.
Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Premium Tax Charge	Upon each Premium Payment	No maximum — Charges may increase to reflect actual costs	2% of Premium Payment
Federal Deferred Acquisition Cost Charge[1]	Upon each Premium Payment		0.85% of Premium Payment
Sales Load	Upon each Premium Payment	Same as current charge	5.20% of premium up to Target Premium[2] in Policy Years 1-10; 1.70% of premium up to Target Premium in Policy Years 11 and beyond; and 1.70% of premium in excess of Target Premium for each Policy Year
Surrender Charge[3]	Upon surrender or change to fixed paid-up insurance during the first ten Policy Years
Maximum Charge[4]		Same as current charge	50% in Policy Years 1-5 of the premium paid in the first Policy Year up to the Target Premium, grading down monthly in Policy Years 6-10 to 0%
Minimum Charge[5]		Same as current charge	13% in Policy Years 1-5 of the premium paid in the first Policy Year up to the Target Premium, grading down monthly in Policy Years 6-10 to 0%
6  Custom Variable Universal Life Prospectus

		Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Charge for Insured Issue Age 41		Same as current charge	50% in Policy Years 1-5 of the premium paid in the first Policy Year up to the Target Premium, grading down monthly in Policy Years 6-10 to 0%
Withdrawal Fee	Upon withdrawal	$25.00	Currently waived
Transfer Fee	Upon transfer	$25.00	Currently waived
Change in Death Benefit Option Fee	Upon change in Death Benefit option	$25.00	Currently waived
Reduction in Specified Amount Fee	Upon reduction in Specified Amount	$25.00 per change after first decrease in a Policy Year	Currently waived
Expedited Delivery Charge[6]	When express mail delivery is requested	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[7]	$15 per delivery (up to $45 for next day, a.m. delivery)
Wire Transfer Fee[6]	When a wire transfer is requested	$50 per transfer (up to $100 for international wires) adjusted for inflation[7]	$25 per transfer (up to $50 for international wires)
1
This charge was previously referred to as the “OBRA Expense Charge” or “Other Premium Expense Charge.” Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. This charge compensates us for the additional corporate income tax burden resulting from OBRA.
2
The Target Premium is a hypothetical annual premium which is based on the Specified Amount, Death Benefit option, Death Benefit Guarantee Period, any optional benefits, and characteristics of the Insured, such as factors including but not limited to Issue Age, sex, and underwriting classification. Please see “Target Premium” in the Glossary of Terms.
3
The initial surrender charge percentage varies by Issue Age and remains level between Policy Years one through five, and declines monthly in Policy Years six through ten to zero. The surrender charge shown in the table may not be representative of the charge a particular Owner would pay. For more information on the surrender charge, see “Charges and Deductions – Monthly Policy Charges and Service Charges” in this prospectus. Your Policy schedule pages will indicate the maximum charge under your Policy.
4
The maximum Surrender Charge assumes that the Insured has the following characteristic: Issue Ages 0-54.
5
The minimum Surrender Charge assumes that the Insured has the following characteristic: Issue Age 75.
6
This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
7
The Guaranteed Maximum Charges are subject to a consumer price index adjustment in order to accommodate future increases in the costs associated with these requests. The maximum charge will equal the Guaranteed Maximum Charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.
Periodic Charges (Other than Portfolio Operating Expenses)1
The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy other than the operating expenses for the Portfolios. Certain charges applicable to your Policy may depend on your Policy Date and/or Policy Anniversary. Please see “Policy Date” and “Policy Anniversary” in the Glossary of Terms to help you understand how they will affect the charges applicable to your Policy.
Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Cost of Insurance Charge[2]	Monthly, on each Monthly Processing Date
Maximum Charge[3]		Same as current charge	$83 (monthly) per $1,000 of net amount at risk
Minimum Charge[4]		$0.02 (monthly) per $1,000 of net amount at risk	$0.007 (monthly) per $1,000 net amount at risk
Charge for Insured Issue Age 41, Male, Premier Non-Tobacco underwriting classification in the second Policy Year (varies by Policy Year)[5]		$0.14 (monthly) per $1,000 of net amount at risk in the second Policy Year (varies by Policy Year)[5]	$0.02 (monthly) per $1,000 of net amount at risk in the second Policy Year (varies by Policy Year)[5]
Custom Variable Universal Life Prospectus  7

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Mortality and Expense Risk Charge[6]	Monthly, on each Monthly Processing Date	All Policy Years: 0.60% annually (0.050% monthly rate) of Invested Assets
0.43% annually (0.03583% monthly rate) of
Invested Assets for Policy Years 1-10
0.28% annually (0.02333% monthly rate) of
Invested Assets for Policy Years 11-20
0.13% annually (0.01083% monthly rate) of
Invested Assets for Policy Years 21 and above

Administrative Charge	Monthly, on each Monthly Processing Date
Maximum Charge[6]		$41 (monthly) for Policy Years 1-10; $16 (monthly) for Policy Years 11 and above	$27 (monthly) for Policy Years 1-10; $8 (monthly) for Policy Years 11 and above
Minimum Charge[7]		$13 (monthly) for Policy Years 1-10; $9 (monthly) for Policy Years 11 and above	$9 (monthly) for Policy Years 1-10; $5 (monthly) for Policy Years 11 and above
Charge for Insured Issue Age 41, Premier Non- Tobacco underwriting classification in the second Policy Year		$23 (monthly) for Policy Years 1-10; $9 (monthly) for Policy Years 11 and above	$15 (monthly) for Policy Years 1-10; $6 (monthly) for Policy Years 11 and above
Deferred Sales Charge[8]	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[9]		1.35% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	1.35% (monthly) of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10
Minimum Charge[10]		Same as current charge	1.075% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10
Charge for Insured Issue Age 41, Premier Non- Tobacco underwriting classification in the second Policy Year		Same as current charge	1.182% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10
Death Benefit Guarantee Charge	Monthly, on each Monthly Processing Date when the Death Benefit Guarantee is in force	$0.02 per $1,000 of Guaranteed Minimum Death Benefit	$0.01 per $1,000 of Guaranteed Minimum Death Benefit
Policy Debt Expense Charge[11]	Monthly, on each Monthly Processing Date when there is Policy Debt	All Policy Years 2.00% annually (0.16667% monthly rate) of Policy Debt
For Policy Dates prior to 1/1/2016:
0.70% annually (0.05833% monthly rate) of
Policy Debt for Policy Years 1-10
0.55% annually (0.04583% monthly rate) of
Policy Debt for Policy Years 11-20
0.40% annually (0.03333% monthly rate) of
Policy Debt for Policy Years 21 and above
For Policy Dates 1/1/2016 and later:
0.95% annually (0.07917% monthly rate) of
Policy Debt for Policy Years 1-10,
0.80% annually (0.06667% monthly rate) of
Policy Debt for Policy Years 11-20,
0.25% annually (0.02083% monthly rate) of
Policy Debt for Policy Years 21 and above

Underwriting and Issue Charge[12]	Monthly, on each Monthly Processing Date during the first ten Policy Years
8  Custom Variable Universal Life Prospectus

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Maximum Charge[13]		Same as current charge	$0.03 (monthly) per $1,000 of Initial Specified Amount
Minimum Charge[14]		Same as current charge	$0.005 (monthly) per $1,000 of Initial Specified Amount
Charge for Insured Issue Age 41, Premier Non- Tobacco underwriting classification in the second Policy Year		Same as current charge	$0.006 (monthly) per $1,000 of Initial Specified Amount
Payment of Selected Monthly Premium Upon Total Disability Benefit Charge[15]	Monthly, on each Monthly Processing Date
Maximum Charge[16]		The greater of $0.09 (monthly) per $1.00 of Selected Monthly Premium, or $0.15 (monthly) per $1.00 of Specified Monthly Charges	The greater of $0.04 (monthly) per $1.00 of Selected Monthly Premium, or $0.06 (monthly) per $1.00 of Specified Monthly Charges
Minimum Charge[17]		$0.007 (monthly) per $1.00 of Selected Monthly Premium	$0.002 (monthly) per $1.00 of Selected Monthly Premium
Charge for Insured Attained Age 35, Premier Non-Tobacco underwriting classification[18]		$0.01 per $1.00 of Selected Monthly Premium	$0.003 (monthly) per $1.00 of Selected Monthly Premium
Payment of Specified Monthly Charges Upon Total Disability Benefit Charge[19]	Monthly, on each Monthly Processing Date
Maximum Charge[20]		$0.15 (monthly) per $1.00 of Specified Monthly Charges	$0.06 (monthly) per $1.00 of Specified Monthly Charges
Minimum Charge[21]		$0.006 (monthly) per $1.00 of Specified Monthly Charges	$0.002 (monthly) per $1.00 of Specified Monthly Charges
Charge for Insured Attained Age 35, Male, Premier Non-Tobacco underwriting classification		$0.01 (monthly) per $1.00 of Specified Monthly Charges	$0.003 (monthly) per $1.00 of Specified Monthly Charges
Additional Purchase Benefit Charge[22]	Monthly, on each Monthly Processing Date
Maximum Charge[23]		$0.13 (monthly) per $1,000 of additional purchase benefit amount	$0.03 (monthly) per $1,000 of additional purchase benefit amount
Minimum Charge[24]		$0.03 (monthly) per $1,000 of additional purchase benefit amount	$0.003 (monthly) per $1,000 of additional purchase benefit amount
Charge for Insured Issue Age 0		$0.03 (monthly) per $1,000 of additional purchase benefit amount	$0.02 (monthly) per $1,000 of additional purchase benefit amount
1
The charges described in this table may vary based upon one or more characteristics of the Policy, such as factors including but not limited to: Insured underwriting classification, Issue Age, sex, underwriting amount, Specified Amount, Target Premium, Policy Debt, and Policy Year (see “Charges and Deductions—Monthly Policy Charges and Service Charges” for more details regarding each charge). Therefore, the charges shown in the table may not be representative of the charges a particular Owner may pay. Your Policy schedule pages will indicate the Guaranteed Maximum Charge for each periodic charge under your Policy. In addition, where appropriate, all charges in the table expressed in dollars have been rounded to the nearest dollar, and all amounts that
Custom Variable Universal Life Prospectus  9

would round to zero have been rounded to the nearest penny or less, as necessary. Please request an illustration from your Financial Representative for personalized information, including the particular charges applicable to your Policy. (See “Illustrations”). Unless otherwise noted, the charges in the table represent the monthly rate. Please see “Policy Anniversary” and “Policy Date” in the Glossary of Terms to help you understand how they will affect the charges applicable to your Policy.
2
The Cost of Insurance Charge will vary based on factors including but not limited to the Insured’s Issue Age, sex, underwriting classification, underwriting amount, and Policy Year. The Cost of Insurance Charges shown in the table may not be representative of the charges a particular Owner may pay. The net amount at risk is the difference between the Death Benefit and the Policy Value.
3
The Maximum Charge for the Cost of Insurance Charge assumes that the Insured has the following characteristic: Attained Age 120. Charges applicable toother combinations of Policy Year and Insured characteristics may be the same as the charge shown for the Maximum Charge for the Cost of Insurance Charge.
4
For the Minimum Charge for the Cost of Insurance Charge, the Current Charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Female, Issue Age 27, Premier Non-Tobacco underwriting classification. For the Minimum Charge for the Cost of Insurance Charge, the Guaranteed Maximum Charge assumes that the Insured has the following characteristic: Female, Issue Age 2-12, Premier Non-Tobacco underwriting classification. Charges applicable to other combinations of Policy Year and Insured characteristics may be the same as the charge shown for the Minimum Charge for the Cost of Insurance Charge.
5
The amount of the Cost of Insurance Charge is determined by multiplying the net amount at risk by the cost of insurance rate (see “Charges and Deductions”). The net amount at risk is the difference between the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) and the Policy Value. Generally, the cost of insurance rate will increase each Policy Year.
6
The Maximum Charge for the Administrative Charge assumes that the Insured has the following characteristics: Issue Age 75, substandard underwriting classification.
7
The Minimum Charge for the Administrative Charge assumes that the Insured has the following characteristics: Issue Ages 0-15, standard underwriting classification.
8
Because this charge is based on cumulative premiums paid at any point during the first Policy Year, this charge will vary depending on the amount and timing of your premium payments during the first Policy Year.
9
For the Maximum Charge for the Deferred Sales Charge, the Current Charge and the Guaranteed Maximum Charge assumes that the Insured has the following characteristics: Issue Age 55, Class 2-9 Non-Tobacco underwriting classification. Charges applicable to other combinations of Policy Year and Insured characteristics may be the same as the charge shown for the Maximum Charge for the Deferred Sales Charge.
10
The Minimum Charge for the Deferred Sales Charge assumes that the Insured has the following characteristics: Issue Age 75, Premier or Preferred Non-Tobacco underwriting classification.
11
This charge is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets. When the insured is at or above Attained Age 100, the current Policy Debt Expense Charge is 0.00%.
12
The current minimum Specified Amount is $100,000 for Issue Ages 15-59 and $50,000 for all other Issue Ages.
13
The Maximum Charge for the Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 25, substandard underwriting classification.
14
The Minimum Charge for the Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 55, standard underwriting classification.
15
The charges for the Payment of Selected Monthly Premium Upon Total Disability vary based on the Insured’s Attained Age, underwriting classification, and “Selected Monthly Premium,” and may increase from year to year. Selected Monthly Premium is an amount the Owner selects subject to a maximum permitted amount. The charges shown in the table may not be representative of the charges a particular Owner may pay. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard rate. If selected, the Selected Monthly Premium Benefit provides, during the total disability of the Insured, for the payment of the greater of (1) the Selected Monthly Premium or (2) the amount needed to provide for the payment of the “Specified Monthly Charges” (current Monthly Policy Charges excluding the Monthly Policy Debt Expense Charge and the charge for this benefit). (See “Other Benefits Available Under the Policy - Optional Benefits Available for a Charge” for more information about this benefit.) The monthly charge for this benefit is the greater of the selected monthly premium rate times the Selected Monthly Premium or the specified monthly charges rate times the Specified Monthly Charges. If this optional benefit is selected, the maximum rates are shown in your Policy.
16
The Maximum Charge for the Payment of Selected Monthly Premium Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Age 59, standard underwriting classification.
17
The Minimum Charge for the Payment of Selected Monthly Premium Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Ages 0-26, standard underwriting classification. This assumes the amount of the charge determined by the Selected Monthly Premium is greater than the amount of the charge determined by the Specified Monthly Charges.
18
This assumes the amount of the charge determined by the Selected Monthly Premium is greater than the amount of the charge determined by the Specified Monthly Charges.
19
The charges for the Payment of Specified Monthly Charges Upon Total Disability vary based on the Insured’s Attained Age, underwriting classification, and “Specified Monthly Charges,” and may increase from year to year. Specified Monthly Charges are the Monthly Policy Charges (excluding the Monthly Policy Debt Expense Charge and the charge for this benefit). The charges shown in the table may not be representative of the charges a particular Owner may pay. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard rate. If selected, the Specified Monthly Charges Benefit provides for the payment of Specified Monthly Charges that come due during the total disability of the Insured. (See “Other Benefits Available Under the Policy - Optional Benefits Available for a Charge” for more information about this benefit.) The monthly charge for this benefit is the specified monthly charges rate times the Specified Monthly Charges. If this optional benefit is selected, the maximum rates are shown in your Policy.
20
The Maximum Charge for the Payment of Specified Monthly Charges Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Age 59, standard underwriting classification.
21
The Minimum Charge for the Payment of Specified Monthly Charges Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Ages 0-21, standard underwriting classification.
22
The charges for the Additional Purchase Benefit vary based on the Insured’s gender and Attained Age at the time the benefit is added to the policy. The charges shown in the table may not be representative of the charges a particular Owner may pay. The maximum Additional Purchase Benefit amount is the lesser of two times the Specified Amount and $150,000.
23
The Current Charge for the Maximum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Male, Benefit added at Attained Age 11-15. The Current Charge for the Maximum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Male, Benefit added at Attained Age 14-17. The Guaranteed Maximum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Benefit added at Attained Age 38 for Male or Female.
10  Custom Variable Universal Life Prospectus

24
The Current Charge for the Minimum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Female, Benefit added at Attained Age 35-38. The Guaranteed Maximum Charge for the Minimum Charge of the Additional Purchase Benefit Charge assumes that the Insured has the following characteristic: Male or Female, Benefit added at Attained Age 0.
Annual Portfolio Operating Expenses
The table below shows the range (minimum and maximum) of total operating expenses charged by the Portfolios that you may pay periodically during the time you own your Policy. The table below is based on information as of December 31, 2020 and may change from year to year. A complete list of the Portfolios available under your Policy, including their annual expenses, may be found at the back of this document.
	Minimum	Maximum
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	1.41%
Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.20%	1.25%
*
The “Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Portfolio Operating Expenses.
For more information about voluntary fee waivers that may be in place, see the “Charges and Deductions” section.
Custom Variable Universal Life Prospectus  11

Risks of the Policy
Policy for Long-Term Protection Your Policy is designed to serve your long-term life insurance protection need. It is not suitable for short-term life insurance protection nor for short-term investing. The value of your Policy and Life Insurance Benefit will be reduced if you withdraw money. In addition, short-term investment in the Policy may subject you to income taxes and tax penalties.
Investment Risk Policy amounts in the Divisions will fluctuate with the performance of the Portfolios you choose. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect depending on the investment performance of the corresponding Portfolios. These assets are not guaranteed, and you can lose money. Depending on any Death Benefit Guarantee in effect, you may be required to pay more premiums than originally planned in order to keep the Policy in force.
A comprehensive discussion of the investment objectives and risks of each Portfolio may be found in each Portfolio’s prospectus. There is no assurance that any Portfolio will achieve its stated investment objective. The Policy is not designed for frequent or short-term trading.
Insurance Default Risk Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits outside of the Separate Account are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.
Policy Lapse Insufficient Premium Payments, poor investment results, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage. If, on a Monthly Processing Date, the Cash Surrender Value (which takes into account any applicable surrender charge) is not enough to pay the Monthly Policy Charge, your Policy will enter a 61-day grace period , unless the Death Benefit Guarantee is in effect. If your Policy enters a grace period, we will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may be reinstated within three years (or longer if required by state law) after it has lapsed, subject to certain conditions.
Policy Loan Risks A Policy loan, whether or not repaid, will affect the value of your Policy over time because the amounts borrowed do not participate in the investment performance of the Divisions; in addition, a charge is deducted from your Contract Fund Value each month while there is Policy Debt. The Life Insurance Benefit is reduced by the amount of any outstanding Policy Debt. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of Policy Debt is extinguished by applying the Policy Value to repay it. If the Policy Debt exceeds the cost basis in the contract, we are required to report the extinguishment to you and the IRS on an IRS Form 1099-R. Policy Debt reduces the Cash Surrender Value and increases the risk that your Policy will lapse.
Limitations on Access to Your Values Accessing your Policy’s value may have tax consequences. We will deduct a surrender charge if you surrender your Policy in the first ten Policy Years. Even if your Policy has value it is possible that you will receive no Cash Surrender Value if you surrender the Policy in the first ten Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future. Even if you do not ask to surrender the Policy, surrender charges may play a role in determining whether the Policy will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See “Policy Lapse” above. You may make withdrawals subject to limitations on the amount that may be withdrawn. (See “Withdrawals”). A withdrawal will reduce the Policy Value and Life Insurance Benefit. The minimum amount of a withdrawal is $250.
Adverse Tax Consequences Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this Prospectus. A surrender, loan, or withdrawal may have tax consequences. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract. A modified endowment contract (“MEC”) is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. Generally, a Policy may be classified as a MEC if cumulative premiums paid during a seven-pay period exceed a “seven-pay” limit defined in the Internal Revenue Code. Distributions, including loans, from a Policy classified as a MEC are taxable to the extent of the gain in the Policy and may be subject to a 10% premature withdrawal penalty if taken before the Owner attains age 59½. Moreover, excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination. Death Benefit proceeds may be subject to state and/or inheritance taxes. (See “Tax Considerations”).
Risk of an Increase in Current Fees and Expenses Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, based on the Company’s emerging experience or future expectations, as determined in its sole discretion, with respect to, but not limited to, mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable
12

laws. Although some Funds may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premium Payments to keep the Policy in force.

Northwestern Mutual
The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Its total assets were over $308 billion as of December 31, 2020. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the Separate Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account
We established the Separate Account by action of our Trustees on March 22, 2006, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policy. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.
You may allocate the money you invest under your Policy among the Divisions. Each Division corresponds to one of the Portfolios of the Funds. Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.
Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:
•
operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;
•
invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio (or another share class of an existing Portfolio) already purchased or to be purchased;
•
register or deregister the Separate Account under the 1940 Act or change its classification under that Act;
•
create new separate accounts;
•
combine the Separate Account with any other separate account;
•
transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;
•
on behalf of the Company, transfer assets of the Separate Account in excess of reserve requirements (only for accrued fees and charges or any seed capital) applicable to the Policies supported by the Separate Account to the General Account (Invested Assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);
•
transfer the assets and liabilities of the Separate Account to another separate account;
•
add, delete or make changes to the securities and other assets held or purchased by the Separate Account;
•
terminate and/or liquidate the Separate Account;
Custom Variable Universal Life Prospectus  13

•
restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and
•
make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.
In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

The Funds
A variety of investment options are made available under the Policy for the allocation of Invested Assets. However, the Company does not endorse or recommend any particular option, nor does it provide investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.
The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; Russell Investment Funds; and Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.
There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including its (i) name, (ii) investment objective(s), (iii) investment adviser, (iv) current expenses, and (v) performance, in Appendix A to this Prospectus. Each Portfolio has a prospectus that contains more detailed information about the Portfolio. Read the prospectuses for the Portfolios carefully before investing. You can find these documents online at www.nmprospectus.com, by calling (866) 464-3800 or by sending an email request to vavldocrequest@northwesternmutual.com. Note: A summary prospectus for a Portfolio contains information on its first page about how to obtain a copy of the full Portfolio statutory prospectus. You can also visit http://www.nmprospectus.com to obtain these documents.
Payments We Receive
The Policy makes available both proprietary and non-proprietary Portfolios. The Series Fund is a proprietary Fund that has been included in part because it is managed by a subsidiary of the Company. For non-proprietary Portfolios offered through this Policy, we consider during the selection process whether a Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. Other factors we consider during the selection process include asset class coverage, management style, sector coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Invested Assets if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Invested Assets of your Policy resulting from the performance of the Portfolios you have chosen.
Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. However, the amount of such payments is not determinative as to whether a Portfolio is available through the Policy. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.20%. These payments are made for various purposes, including payment of services incurred by the Company and/or its affiliates in promoting and marketing the Policies and Portfolios. The Company and its affiliates may profit from these payments.
While not currently the case, certain Portfolios available under the Policy may adopt a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. The
14  Custom Variable Universal Life Prospectus

payments, which may be up to 0.25%, would be deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments would decrease such Portfolio’s investment return. We would also consider the receipt of these payments generally to be a positive factor when selecting Portfolios.
Additionally, an investment adviser or sub-adviser of a Portfolio (or of an underlying fund in which a Portfolio invests) or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

Information About the Policy
We are no longer issuing this Policy.
This prospectus describes the material provisions of the Policy. You should consult your Policy for more information about its terms and conditions, and for any state specific variations that may apply to your Policy.
Specified Amount
Your Policy’s initial amount of insurance coverage is its Initial Specified Amount. You selected the Specified Amount when you applied for the Policy, subject to a minimum and our insurability and other underwriting requirements. You may not increase the Specified Amount after initial purchase. The minimum Specified Amount was $100,000 for Issue Ages 15-59 and $50,000 for all other Issue Ages.
You may decrease the Specified Amount while the Policy is in force, generally upon written request and subject to our approval. We will not permit a decrease if such decrease results in a Specified Amount less than the minimum Specified Amount that would have been required for issuance of a new Policy at the time of the change. A decrease in the Specified Amount will be effective on a Monthly Processing Date, generally upon receipt of a written request, in Good Order at our Home Office. If the request is received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the change in Specified Amount will be effective on that date. If the request is not received on a Monthly Processing Date, or on or after the close of trading on the NYSE on a Monthly Processing Date, the change in Specified Amount will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. We reserve the right to charge for more than one decrease to the Specified Amount in a Policy Year. We will deduct any such charge from the Invested Assets. (See “Charges and Expenses”).
Ownership Rights
As Owner of the Policy, you make the decisions about the Policy and Policy benefits while it is in force, without the consent of any beneficiary. If the Policy has more than one Owner, decisions with respect to the Policy and its benefits may be exercised only with the consent and authorization of all
Owners. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.
To transfer ownership of the Policy to another person, the Owner must provide us written notification of the transfer and must supply any required information about the new Owner. We will not be responsible to the new Owner for any payment or other action taken by us until the written notification of the transfer is received by us at our Home Office. The transfer of ownership will then be effective as of the date the transfer form was signed. We may require you to send the Policy to our Home Office for endorsement to reflect the transfer of ownership. If the Owner is not the Insured, the Owner may name or change a successor Owner, who will become the new Owner upon the Owner’s death.
Modifying the Policy
Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.
If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.
Upon notice to you, we may modify the Policy:
•
to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;
•
to ensure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•
to reflect a change in the Separate Account’s operation.
Premium Payments
A minimum initial Premium Payment was required to put your Policy in force. The minimum initial Premium Payment was based on the Issue Age, underwriting classification and sex of the Insured, the Initial Specified Amount, any optional benefits
Custom Variable Universal Life Prospectus  15

and, if applicable, the Death Benefit Guarantee Period. For certain Death Benefit Guarantee Periods, a minimum Premium Payment is required to be paid in the first Policy Year.
Although you must make sufficient Premium Payments to keep the Policy in force, there is no required schedule or amount of Premium Payments. However, if you elect a Death Benefit Guarantee, a minimum Premium Payment is required, referred to as the Benchmark Premium, to meet the Benchmark Premium Test. (See “Death Benefit Guarantee”). Unless the Death Benefit Guarantee is available to keep your Policy from terminating, investment results of the Divisions to which your Net Premium is allocated will affect the Premium Payments you are required to make to keep your Policy in force.
You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). Net Premiums are placed in the Separate Account on the date we receive your Premium Payment in Good Order at our Home Office and are credited at the Unit Value determined as of the date of receipt. Premiums received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements. We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Policy Value. Although we do not anticipate delays in our receipt and processing premiums, we may experience such delays to the extent premiums are not received at our Home Office on a timely basis. Such delays could result in delays in the allocation of premiums. (See “Allocating Premiums to the Separate Account”).
You may not make any Premium Payments after the Policy Anniversary nearest the Insured’s 121st birthday. You may not make additional Premium Payments of less than $25. A Premium Payment that would either exceed cumulative premiums illustrated in the Application or increase the Policy’s Death Benefit more than it increases the Policy Value will be accepted only if: the insurance in force, as increased, will be within our issue limits; our insurability requirements are met; and the Premium Payment is received prior to the Policy Anniversary nearest the Insured’s 85th birthday.
We have the right to limit or refund a Premium Payment or make distributions from the Policy as necessary to continue to qualify the Policy as life insurance under federal tax law, including the classification of your Policy as a modified endowment contract. If mandated under applicable law, we may be required to reject a Premium Payment. We may accept a premium at the direction of the Owner, however, even if it would cause the Policy to be classified as a modified endowment contract. (See “Tax Considerations”). If an Owner wants the excess payment amount applied and the Policy to become a MEC, the date the Owner or Financial Representative instructs Northwestern Mutual to make the policy a MEC is used as the effective date of any excess payment amount. In this circumstance, amounts up to the limit would be applied as of the original effective date and the balance (i.e., the excess payment amount) is applied as of the date instructions to become a MEC are received in Good Order.
If we receive a Premium Payment before its due date in circumstances where allocating such Premium to your Policy could result in your Policy failing to qualify as life insurance or being classified as a modified endowment contract, or where the Premium Payment was intended to be applied as of its due date, depending on you or your Financial Representative’s instructions we may hold the Premium or partial Premium Payment in a non-interest bearing account until its due date, at which time we will allocate your payment to the Divisions. We may also be required to provide information about you and your account to government regulators.
If there is Policy Debt, payments received at our Home Office, or to a payment center designated by us, will be treated as payments to reduce Policy Debt unless designated as Premium Payments. (See “Policy Loans”).
Allocating Premiums to the Separate Account
Net Premiums are allocated into the Divisions as you directed in the Application for your Policy or in subsequent requests to change your allocations. You may invest in up to 30 Divisions at a time. You may change your allocation for future Net Premiums at any time. The change will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, we will continue to credit Net Premiums to your Policy according to the allocation instructions then in effect and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request with our then-current requirements.
In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Investment returns from amounts allocated to the Divisions will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. You should periodically review your allocation instructions in light of market conditions and your overall life insurance and financial objectives. Your Financial Representative may provide us with instructions on your behalf involving the allocation of Invested
16  Custom Variable Universal Life Prospectus

Assets among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading.
You may request allocation changes in writing (including via facsimile or, under limited circumstances, by email) or by calling Advanced Markets Operations at 1-866-464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with allocation changes on behalf of a Policy Owner subject to our current procedures, rules and requirements. You may also submit allocation instructions via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make requests via Electronic Instructions.
Policy Value and Invested Assets
The Policy Value is equal to the Invested Assets plus Policy Debt. Invested Assets equal Invested Assets on the immediately preceding Valuation Date, plus any of the following items applicable to the current Valuation Date:
•
any increase attributable to the portion of Invested Assets in Divisions that experience a positive rate of return for the current Valuation Period;
•
any additional Net Premium;
•
any loan repayment and accrued loan interest payment; and
•
any dividends directed to increase Policy Value;
minus any of the following items applicable to the current Valuation Date:
•
any decrease attributable to the portion of Invested Assets in Divisions that experience a negative rate of return for the current Valuation Period;
•
the Monthly Policy Charge;
•
any Policy loans;
•
any withdrawals and withdrawal fees; and
•
any fees for changes in Death Benefit option, reduction in Specified Amount and transfers.
Death Benefit
Life Insurance Benefit As long as your Policy is in force, we will pay the Life Insurance Benefit to your beneficiary or beneficiaries once we receive at our Home Office satisfactory proof of the Insured's death. We will pay the Life Insurance Benefit either in a lump sum or, at your option or the option of your beneficiary, by establishing a fixed Income Plan in the beneficiary’s name. (See “Other Benefits Available Under the Policy—Income Plans”). Payments under these plans are from our General Account, and are subject to the claims of our creditors. Owners must look to the financial strength of the Company and its General Account with regard to guarantees under the Policy.
The amount of the Life Insurance Benefit will be:
•
the Death Benefit, or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee; minus
•
the amount of any Policy Debt; minus
•
the amount of any adjustments to the Life Insurance Benefit where (i) the Death Benefit Guarantee is keeping the Policy in force and the Insured dies during the Death Benefit Guarantee Grace Period or (ii) the Insured dies during a Policy Grace Period. (See “Death Benefit Guarantee Grace Period” and “Termination and Reinstatement”).
These amounts will be determined as of the date of the Insured's death. Even though the Owner does not have the right to take any Policy loans or withdrawals after the date of the Insured's death, any Policy loans or withdrawals that are taken after the date of the Insured's death will be deducted from the Life Insurance Benefit.
We will pay the Life Insurance Benefit to the beneficiary if he or she survives the Insured and is alive on the date of payment. (See “Other Policy Provisions—Naming a Beneficiary”). If no Income Plan is elected, we will pay interest on the Life Insurance Benefit from the date of the Insured’s death based on rates declared by the Company or as required by applicable state law. The investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Death Benefit. Death Benefits may be limited for Insureds under the age of fifteen in the state of New York.
The Company will usually mail the proceeds of your Life Insurance Benefit within seven days after we receive all satisfactory proof of death at our Home Office. However, we may postpone payment after proof of death whenever the NYSE is closed or restricted (other than on customary weekend and holidays) or if the SEC permits such a delay by rule, order or declaration. During any such postponement, proceeds will be held in our General account and are subject to the claims of our creditors.
Death Benefit Options The Death Benefit before the Policy Anniversary nearest the Insured’s 121st birthday is determined by the Death Benefit option in effect at the time of the Insured’s death. The Death Benefit on and after the Policy Anniversary nearest the Insured’s 121st birthday will be equal to the Policy Value. If you select the Death Benefit Guarantee option with a lifetime period and the guarantee has not previously terminated, then the Death Benefit on and after the Policy Anniversary nearest the Insured’s 121st birthday will be the greater of the Policy Value or the Guaranteed Minimum Death Benefit.
Custom Variable Universal Life Prospectus  17

The option you choose on your Application will generally depend on whether you prefer an increasing Death Benefit or a larger Policy Value, but in each case the Death Benefit will be at least the Minimum Death Benefit required for your Policy to qualify as life insurance under the Code. For purposes of Option C, cumulative Premium Payments do not include amounts credited to the Policy under either the (i) Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability or (ii) Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability.
The Policy provides for three Death Benefit options:
Specified Amount (Option A)
Specified Amount plus Policy Value (Option B)
Specified Amount plus Cumulative Premiums minus
Cumulative Withdrawals (Option C)
All three death benefit options may not be available in all states. We calculate the amount available under the applicable Death Benefit option as of the date of the Insured’s death.
The option you choose on your Application will generally depend on whether you prefer an increasing Death Benefit or a larger Policy Value, but in each case the Death Benefit will be at least the Minimum Death Benefit required for your Policy to qualify as life insurance under the Code. For purposes of Option C, cumulative Premium Payments do not include amounts credited to the Policy under the Payment of Selected Monthly Premium Upon Total Disability.
Minimum Death Benefit The Minimum Death Benefit is the amount required by federal tax law to maintain the Policy as a life insurance contract. Under any of the Death Benefit options, we will increase the Death Benefit if necessary to satisfy this requirement.
A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy’s Death Benefit to equal or exceed a defined relationship to, or multiple of, the Policy Value. You make the choice of testing methods when you purchase a Policy and it cannot be changed.
For the Guideline Premium/Cash Value Corridor Test the minimum multiples of Death Benefit to the Policy Value are shown in the following table.
Guideline Premium/Cash Value—Corridor Test Multiples
Attained Age	Policy Value %	Attained Age	Policy Value %
40 or under	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	116
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 or over	100
60	130
For the Cash Value Accumulation Test, the minimum multiples of Death Benefit to the Policy Value are calculated using net single premiums based on the Attained Age of the Insured, the Policy’s underwriting classification and a 4% interest rate, with an adjustment made for certain kinds of optional benefits, if any.
Generally, the Guideline Premium/Cash Value Corridor Test has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better cash value accumulation for a given amount of premium and Specified Amount. This is because the Guideline Premium/Cash Value Corridor Test generally requires a lower Death Benefit and therefore a lower corresponding cost of insurance charge. However, the Guideline Premium/Cash Value Corridor Test limits the amount of Premium Payment that may be paid in each Policy Year. Generally, the Cash Value Accumulation Test has no such annual limitation, and allows more Premium Payments to be paid during the early Policy Years.
Changing Death Benefit Options You may change the Death Benefit option at any time while the Policy is in force, upon written request and subject to our approval. Death Benefit option changes are subject to our insurability requirements and issue limits. In addition, we will not permit a change if it is not allowed in your state or if it would result in either (i) your Policy being disqualified as a life insurance contract under federal tax law, or (ii) a Specified Amount less than the minimum Specified Amount we require for issuance of a new Policy at the time of the change. A Death Benefit option change may affect the Policy Value and Specified Amount, and also result in changes to, or termination of, the Death Benefit Guarantee. The Cost of Insurance Charge will increase if a change results in a larger net amount at risk. (See “Monthly Policy Charges and Service Charges”). A Death Benefit option change results in the same net amount at risk at the time of the change, but may result in a larger net amount at risk over time
18  Custom Variable Universal Life Prospectus

than had the change not occurred. For example, a change from Death Benefit Option A to Option B should result in moving from a net amount at risk that would decline over time (assuming increasing Policy Value) to a net amount at risk that would remain level over time. Changing the Death Benefit option may have tax consequences. (See “Tax Considerations”).
If your request is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, a change in the Death Benefit option will be effective on that date. If the written request is not received on a Monthly Processing Date, or is received on or after the close of trading on a Monthly Processing Date, it will be effective on the next Monthly Processing Date. We reserve the right to charge for a Death Benefit option change, and will deduct any such charges from Invested Assets. (See "Charges and Expenses).
Death Benefit Guarantee The Policy offers an optional Death Benefit Guarantee Period elected at issue. See “Other Benefits Available Under the Policy” for more information about this benefit.
Other Benefits Available Under the Policy
In addition to the standard death benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following table(s) summarize information about those benefits. If applicable, information about the fees associated with each benefit included in the table may be found in the Fee and Expense Tables.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Limitations/Restrictions
Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability	Permits an Insured who has become totally disabled to make minimum premium payments equal the monthly charges without the Policy lapsing	Optional
•Not available for all
ages or
underwriting
classifications
•The disability must
result from an
accident or sickness
and must last for at
least six months
•There is a charge
for this benefit
•Not available if you
have elected the
Selected Monthly
Premium Benefit

Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability	Permits an Insured who has become totally disabled to make minimum premium payments equal to or greater than monthly charges without the Policy lapsing	Optional
•Not available for all
ages or
underwriting
classifications
•The disability must
result from an
accident or sickness
and must last for at
least six months
•There is a charge
for this benefit
•Not available if you
have elected
Specified Monthly
Charges Benefit

Additional Purchase Benefit	Allows the Owner to purchase additional life insurance policies on the life of the Insured without proof of insurability	Optional	•Not available for all ages or underwriting classifications •There is a charge for this benefit
Custom Variable Universal Life Prospectus  19

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Limitations/Restrictions
Death Benefit Guarantee	Allows you to select a Death Benefit Guarantee Period during which the Policy is guaranteed not to terminate due to insufficient value in your Policy	Optional	•Must be elected at issue •Monthly charges will reduce the value in your Policy during the guarantee period, which may eventually result in termination •There is a charge for this benefit
Income Plans	In lieu of a lump sum, the Death Benefit and surrender proceeds may be payable in a monthly (or less frequent) payments over a period of time	Standard
•Must be selected by
owner
•Payments are
subject to fixed
rates and not
investment
performance of the
Portfolios
•For death benefit
proceeds, must be
selected while the
Insured is living or
within 60 days after
the death of the
insured

Exchange for a Fixed Benefit Policy	Allows you to exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the underlying Portfolios	Standard
•Requires premium
payments be paid
•There may be a
cost associated with
exchange
•Exchange may have
tax consequences
•The ability to
exchange during
periods after the
period mandated by
your state may be
terminated at any
time

20  Custom Variable Universal Life Prospectus

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Limitations/Restrictions
Paid-up Insurance	Under certain conditions allows the Owner to change the Policy to a policy free of minimum premium payment obligations	Standard
•Must be selected by
owner and requires
minimum Cash
Surrender Value
•Election is
irrevocable
•Policy debt and
charges continue
•When in force as
Paid-up insurance,
no additional
premium is allowed
on the Policy, your
Death Benefit
option will be
irrevocably
changed and you
may not add
optional benefits to
the Policy

Dollar Cost Averaging	On a monthly basis, automatically transfers a specific amount from the Government Money Market Division into the other Divisions you have selected	Standard	•Must be selected by owner
Portfolio Rebalancing	Automatically rebalances the Divisions you select (either monthly, quarterly, semi-annually or annually) to maintain your chosen allocations among the Divisions	Standard	•Must be selected by owner
Asset Allocation Models	Allocation models are available that comprise a combination of Divisions representing various asset classes with various levels of risk tolerance	Standard
•Must be selected by
owner
•Only one model is
available at a time
•Models are “static”
and therefore the
Owner must make
an affirmative
election to change
models
•Available models
may change in the
future

Optional Benefits Available for a Charge
There are four optional benefits for purchase under the Policy:
(1)
the Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability (“Specified Monthly Charges Benefit”);
(2)
the Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability (“Selected Monthly Premium Benefit”);
(3)
the Additional Purchase Benefit; and
(4)
the Death Benefit Guarantee
The Specified Monthly Charges Benefit and the Selected Monthly Premium Benefit may be elected at any time while the Insured is between Attained Ages 0 and 59, inclusive. The Additional Purchase Benefit may be elected while the Insured is between Attained Ages 0 and 38, inclusive. If the Owner seeks to add an optional benefit after the Policy has been issued, the addition of the benefit will be subject to the Company’s then-current underwriting standards. You may select either the Specified Monthly Charges Benefit or the Selected Monthly Premium Benefit, but not both. These optional benefits are not available for all Attained Ages and underwriting classifications. The Death Benefit Guarantee must be elected at issue.
If you select one or more of these optional benefits, a charge for the benefit will be added to the Monthly Policy Charge. (See “Periodic Charges Other than Fund Operating Expenses”). Any such charge will continue to be assessed as long as the benefit remains in force, except that charges for the Specified Monthly Charges Benefit and the Selected Monthly Premium Benefit will be waived when the Insured is totally disabled, subject to the terms and conditions of the applicable benefit. Once the Policy has been issued, the optional benefits above
Custom Variable Universal Life Prospectus  21

(other than the Death Benefit Guarantee) may be added to the Policy, subject to the Company’s insurability requirements and other rules. If the written request to terminate the optional benefits above (other than the Death Benefit Guarantee) is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the request will be effective on that date. If the request is not received on a Monthly Processing Date, or is received on or after the close of trading on the NYSE, it will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
Specified Monthly Charges Benefit Subject to applicable terms and conditions, the Specified Monthly Charges Benefit provides for the payment of the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured, if the total disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the total disability begins after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit provides for the payment of all current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.
A total disability is one which prevents the Insured from engaging in an occupation. For the first 24 months of total disability, an occupation is the one that the Insured has at the time the Insured becomes disabled. After 24 months, an occupation is one for which the Insured is qualified by education, training or experience. To be covered, the total disability must begin while the benefit is in force; the total disability must result from an accident or sickness; and the total disability must last for at least six consecutive months. The Company will determine the existence of total disability based on the proof of claim submitted and other information gathered by the Company. This optional benefit is not available to be added to the Policy if, on the date the optional benefit is requested, the Insured is totally disabled, or, as noted above, the Attained Age or underwriting classification of the Insured is outside the range within which the Company offers this optional benefit, or should this optional benefit become unavailable in your state of issue.
This benefit terminates on the earliest of: (1) the Policy Anniversary that is nearest the 65th birthday of the Insured unless the Insured became totally disabled prior to the Policy Anniversary that is nearest the 60th birthday of the Insured; (2) when the Policy terminates; (3) when the Policy becomes Paid-Up insurance; or (4) when the Owner’s written request to terminate the benefit is received at our Home Office.
The amounts paid under this benefit are treated as Premium Payments subject to the terms of the Policy, except that if the Policy has Death Benefit Option C, then the amounts paid under this benefit will not be included in the cumulative Premium Payments that are used in the calculation of the Death Benefit. The amounts paid under this benefit are treated as
Premium Payments for purposes of the Benchmark Premium Test, if applicable to the Policy. The amounts paid under this benefit are subject to the same transaction fees as any other Premium Payment. (See “Charges and Deductions-Premium Expense Charges”). Under this benefit, the premium amount paid under the benefit will be an amount that, after deducting the Premium Expense Charges, will equal the Specified Monthly Charges.
Example: John Doe, age 57, lost his right hand in a car accident and became totally disabled from his job as a roof tiler. John’s policy has a Specified Monthly Charges Benefit. On a particular monthly processing date, John’s monthly policy charges total $5,000, which are John’s monthly charges after a premium expense charge. John’s benefit will pay $5,000 into the policy on that monthly processing date.
Selected Monthly Premium Benefit Subject to applicable terms and conditions, the Selected Monthly Premium Benefit provides for the payment of the greater of (1) a premium amount selected by the Owner subject to Company limitations (e.g. the range of dollar amounts which at a minimum maintain the Policy or at a maximum reach the Company’s then-current Premium waiver limits), or (2) the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured, if the total disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the total disability begins after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit provides for the payment of the greater of (1) premium amount selected by the Owner subject to Company limitations, or (2) the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.
A total disability is one which prevents the Insured from engaging in an occupation. For the first 24 months of total disability, an occupation is the one that the Insured has at the time the Insured becomes disabled. After 24 months, an occupation is one for which the Insured is qualified by education, training or experience. To be covered, the total disability must begin while the benefit is in force; the total disability must result from an accident or sickness; and the total disability must last for at least six consecutive months. The Company will determine the existence of total disability based on the proof of claim submitted and other information gathered by the Company. This optional benefit is not available to be added to the Policy if, on the date the optional benefit is requested, the Insured is totally disabled, or, as noted above, the Attained Age or underwriting classification of the Insured is outside the range within which the Company offers this optional benefit, or should this optional benefit become unavailable in your state of issue.
This optional benefit terminates on the earliest of: (1) the Policy Anniversary that is nearest the 65th birthday of the Insured unless the Insured became totally disabled prior to the Policy Anniversary that is nearest the 60th birthday of the
22  Custom Variable Universal Life Prospectus

Insured; (2) when the Policy terminates; (3) when the Policy becomes Fixed Paid-Up insurance; or (4) when the Owner’s written request to terminate the benefit is received at our Home Office.
The amounts paid under this benefit are treated as Premium Payments subject to the terms of the Policy, except that if the Policy has Death Benefit Option C, then the amounts paid under this benefit will not be included in the cumulative Premium Payments that are used in the calculation of the Death Benefit. The amounts paid under this benefit are treated as Premium Payments for purposes of the Benchmark Premium Test, if applicable to the Policy. The amounts paid under this benefit are subject to the same transaction fees as any other Premium Payment. (See “Charges and Deductions-Premium Expense Charges”).
Example: John Doe, age 57, lost his right hand in a car accident and became totally disabled from his job as a roof tiler. John’s policy has a Selected Monthly Premium Benefit with a selected monthly premium amount of $7,000. Afterward, on a particular monthly processing date, John’s monthly policy charges total $5,000. John’s Selected Monthly Premium Benefit will pay $7,000 into the policy on that monthly processing date.
Additional Purchase Benefit Subject to the terms and conditions of the benefit, the Additional Purchase Benefit gives the Owner the right to purchase additional life insurance policies on the life of the Insured up to Attained Age 40 at specified dates without proof of insurability. This optional benefit terminates on the Policy Anniversary nearest the 40th birthday of the Insured. It will terminate earlier: (1) when the Policy terminates; (2) when the Policy becomes Fixed Paid-Up insurance; (3) on the use of the final purchase right under the benefit; or (4) when the Owner’s written request to terminate the benefit is received at our Home Office.
Example: Jane Doe, age 28, is the owner and insured of her policy and decides she wants an additional $50,000 of life insurance. Jane purchases her policy without the Company requiring evidence of insurability.
Death Benefit Guarantee The Policy offers a Death Benefit Guarantee Period which can range up to the lifetime of the Insured, depending on the Death Benefit option selected and Issue Age of the Insured. The Death Benefit Guarantee Period is optional and is elected on the application and established at issue by the applicant. A Death Benefit option change may result in changes to, or termination of, the Death Benefit Guarantee. There is a charge for the Death Benefit Guarantee (see “Fee and Expense Tables–Periodic Charges” and “Charges and Deductions–Monthly Policy Charges and Service Charges”). The Death Benefit Guarantee Period is shown on the Policy schedule pages.
The Death Benefit Guarantee is available to protect the Policy from terminating during the Death Benefit Guarantee Period so long as the Death Benefit Guarantee Test is met. (See “Death Benefit Guarantee Test”). The Death Benefit Guarantee keeps the Policy in force when the Policy does not have enough Cash
Surrender Value to pay the current Monthly Policy Charge and the Policy would otherwise terminate without value. (See “Termination and Reinstatement”).
When the Policy does not have sufficient Cash Surrender Value to pay the current Monthly Policy Charge and is being kept in force by the Death Benefit Guarantee, the Monthly Policy Charges will first reduce the Invested Assets, if any, to zero and will then accumulate as due and unpaid. Then, when you make a Premium Payment, we will deduct accumulated due and unpaid Monthly Policy Charges from Invested Assets. At the end of the Death Benefit Guarantee Period, if the Cash Surrender Value is less than the current Monthly Policy Charges, the Policy will enter the Policy Grace Period and an additional Premium Payment will be required to keep the Policy in force. (See “Termination and Reinstatement”).
Guaranteed Minimum Death Benefit If the Policy is being kept in force by the Death Benefit Guarantee when the Insured dies, the gross amount of death proceeds will be the Guaranteed Minimum Death Benefit (“GMDB”) regardless of the Death Benefit option in effect. On the Date of “Issue” the GMDB equals the Specified Amount. After the Date of Issue, if there is a Policy change that decreases the Specified Amount below the current GMDB, including a Death Benefit option change that decreases the Specified Amount, then the GMDB will be reduced to equal the new Specified Amount.
Death Benefit Guarantee Test During the Death Benefit Guarantee Period, the Death Benefit Guarantee keeps the Policy from terminating, provided that the Death Benefit Guarantee Test is met. Unless the Death Benefit Guarantee was previously terminated, the Death Benefit Guarantee Test will be performed on each Monthly Processing Date during the Death Benefit Guarantee Period or until the Policy Anniversary nearest the Insured’s 121st birthday, if sooner.
For Policies that are eligible for the Benchmark Cash Value Test, the Death Benefit Guarantee Test will be met if either the Benchmark Premium Test or the Benchmark Cash Value Test is met. A Policy is not eligible for the Benchmark Cash Value Test if: (1) Death Benefit Option B or C is elected; or (2) the Death Benefit Guarantee period is less than 15 years; or (3) the Issue Age is over 60 and the underwriting classification is substandard. For Policies that are not eligible for the Benchmark Cash Value Test, the Death Benefit Guarantee Test will be met if the Benchmark Premium Test is met. The Policy schedule pages indicate whether the Policy is eligible for the Benchmark Cash Value Test.
If the Death Benefit Guarantee Test is not met on a Monthly Processing Date, the Death Benefit Guarantee will enter a Death Benefit Guarantee Grace Period.
Benchmark Premium Test The Benchmark Premium Test is met provided that:
(1)
on the current Monthly Processing Date, (a) is greater than or equal to (b) where:
(a)
is the cumulative Premium Payments minus the sum of the following:
•
the cumulative withdrawals; and
Custom Variable Universal Life Prospectus  23

•
principal loan balance (See “Policy Loans”); and
(b)
is the cumulative Death Benefit Guarantee Premiums for the current Monthly Processing Date;
AND
(2)
the Death Benefit Guarantee Test has been met on all prior Monthly Processing Dates, and has not previously been terminated due to a loan or withdrawal causing the test to not be met.
The Benchmark Premium Test will be deemed to have been met on Monthly Processing Dates during a Death Benefit Guarantee Grace Period if (i) the Benchmark Premium Test was met on the Monthly Processing Date immediately preceding the Death Benefit Guarantee Grace Period, and (ii) the required payment is paid prior to the expiration of the Death Benefit Guarantee Grace Period.
The Death Benefit Guarantee Benchmark Premium is shown in the Policy schedule pages. This amount is generally calculated as the level premium amount which would be sufficient to fund the Policy until the end of the Death Benefit Guarantee Period, assuming a 4% net annual investment rate of return and the deduction of mortality and expense charges not in excess of guaranteed maximum rates. The Death Benefit Guarantee Benchmark Premium varies based on the Insured’s Issue Age and underwriting classification, the Specified Amount, the Death Benefit option, the Death Benefit Guarantee Period, and any optional benefits. It is used solely to determine whether or not the Benchmark Premium Test is met.
Benchmark Cash Value Test Provided the Death Benefit Guarantee has not terminated, the Benchmark Cash Value Test is met when, on a Monthly Processing Date, the Cash Surrender Value is greater than or equal to the Benchmark Cash Value for the current Monthly Processing Date. Once the Benchmark Cash Value Test is met, it will continue to be met regardless of any change in the Cash Surrender Value, unless a Retest Event (defined below) occurs.
The Benchmark Cash Values are set forth in the Policy schedule pages if the Policy is eligible for the Benchmark Cash Value Test. A table of Benchmark Cash Values is provided because the amount varies for each Monthly Processing Date. On a Monthly Processing Date, the Benchmark Cash Value is the Cash Surrender Value which would be sufficient to fund the Policy for the lifetime of the Insured without any additional Premium Payments, assuming a 4% net annual investment rate of return and mortality and optional benefit charges not in excess of guaranteed maximum rates. The Benchmark Cash Values vary based on the Insured’s Issue Age and underwriting classification, and the Specified Amount and any optional benefits. The Benchmark Cash Value is used solely to determine whether or not the Benchmark Cash Value Test is met.
A Retest Event is defined as a withdrawal, a Policy loan, a failure to pay accrued loan interest when due, or a change by the Owner to the terms of the Policy that could result in an increase in the Company’s risk under the Policy. If a Retest Event occurs, the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark
Cash Value as of the effective date of the Retest Event. If the Benchmark Cash Value Test is not met on the effective date of the Retest Event, it may be met on a subsequent Monthly Processing Date, provided that the Death Benefit Guarantee was not previously terminated, and the Cash Surrender Value is greater than or equal to the Benchmark Cash Value on that Monthly Processing Date. Subsequent to any Retest Event, once the Benchmark Cash Value Test is met, it will continue to be met, regardless of any changes in the Cash Surrender Value, until another Retest Event occurs.
See Appendix B for examples of the operation of the Benchmark Premium Test and the Benchmark Cash Value Test.
Extension of Death Benefit Guarantee Period If your Policy is eligible for and meets the Benchmark Cash Value Test, at the end of the Death Benefit Guarantee Period we will automatically extend the Death Benefit Guarantee Period to a Lifetime Death Benefit Guarantee Period. As a result, the Death Benefit Guarantee will remain in effect so long as the Benchmark Cash Value Test is met.
If your Policy (a) is eligible for but does not meet the Benchmark Cash Value Test at the end of the Death Benefit Guarantee Period, and (b) uses the Cash Value Accumulation Definition of Life Insurance Test, we will offer you a one-time opportunity to extend the Death Benefit Guarantee Period to a Lifetime Death Benefit Guarantee Period, provided the Death Benefit Guarantee was not previously terminated. Once the Death Benefit Guarantee Period has been extended to a Lifetime Death Benefit Guarantee Period, the Policy will no longer be eligible for the Benchmark Cash Value Test. The election of a Lifetime Death Benefit Guarantee Period will result in a new Death Benefit Guarantee Benchmark Premium for Monthly Processing Dates on and after the effective date of the election. The Death Benefit Guarantee will remain in effect so long as the Death Benefit Guarantee Test is met.
Termination of Death Benefit Guarantee For Failure to Meet Death Benefit Guarantee Test If on a Monthly Processing Date the Death Benefit Guarantee Test is not met, you will have 61 days to make an additional payment to keep the Death Benefit Guarantee, provided the Death Benefit Guarantee Period is not already scheduled to expire during that 61-day period. The Death Benefit Guarantee Grace Period will begin on the date we send you written notice of the amount of payment you must make. The minimum payment that you must make will be the amount necessary to meet the Death Benefit Guarantee Test at the end of the Death Benefit Guarantee Grace Period.
The Death Benefit Guarantee will continue during the Death Benefit Guarantee Grace Period, terminating at the end of such period if you do not make the required payment. If you do not make the required payment, you will not be able to reinstate the Death Benefit Guarantee.
When the Death Benefit Guarantee terminates, the Policy will still remain in force provided the Cash Surrender Value on the Monthly Processing Date is greater than the Monthly Policy Charges. If, however, this requirement is not met, the Policy will enter the Policy Grace Period, during which time you may
24  Custom Variable Universal Life Prospectus

still avoid termination of your Policy provided you make sufficient payments to keep your Policy in force. (See “Termination and Reinstatement”).
If the Insured dies during the Death Benefit Guarantee Grace Period and the Death Benefit Guarantee is keeping the Policy in force, we will deduct from the Life Insurance Benefit the amount of the payment required to meet the Death Benefit Guarantee Test as of the last Monthly Processing Date preceding or on the date of death of the Insured.
Example: John Doe elected a ten-year Death Benefit Guarantee Period when he purchased his policy and has met his Death Benefit Guarantee Test every month. On a monthly processing date in the eighth year, John’s policy has the following characteristics:
Cash Surrender Value = $80
Monthly Policy Charges = $100
Cumulative Premiums to date = $20,000
Cumulative Withdrawals to date = $1,000
Principal Loan Balance = $0
Cumulative Monthly Death Benefit Guarantee Premiums = $18,000
John’s policy does not have enough cash surrender value to cover monthly policy charges and would normally enter the policy grace period and eventually terminate. However, John’s policy does not enter the policy grace period because his cumulative premium amount (less withdrawals and loans) ($20,000 - $1,000 = $19,000) is greater than his cumulative monthly Death Benefit Guarantee Premium amount ($18,000), which was an amount determined when John purchased the policy. Amounts needed to cover the outstanding charges are deducted from the value of John’s policy.
Standard Benefits Available At No Charge
Income Plans Upon the death of the Insured , if an Income Plan was not previously elected by the Owner and in lieu of a lump sum payment, your beneficiary may elect to receive his or her share of the Life Insurance Benefit by either of the following fixed Income Plan options. You may also elect to have surrender proceeds paid by either of these options. Payments under a fixed Income Plan option are not affected by the investment performance of the Divisions after the date of surrender or the date of the Insured's death. Payments under fixed Income Plan options will be based on rates declared by the Company on the effective date of the Income Plan. Those rates will not be less than the rates shown in your Policy. The monthly income payment rates applicable to life Income Plans are based on current interest rates (i.e., the rates necessary to provide the minimum level of income provided by the Company’s single premium immediate annuity as of the effective date of the Income Plan), as well as the Company’s expenses and mortality experience. Those rates will not be less than the rates shown in your Policy. The rates shown in your Policy are based on a fixed interest rate described in your Policy, expense load (if any), and industry mortality experience with projected mortality improvements. Please read your Policy for specific details, including the effect of mortality improvement. There is no additional charge for electing an Income Plan option. We may offer additional Income Plans.
•
Single Life Income We will make monthly payments for the selected certain period. The options for the certain period are zero years (i.e., no certain period), ten years, twenty years or for Policies issued prior to June 10, 2013, a refund period which continues until the sum of the payments that have been made is equal to the amount that was originally applied under the Income Plan. If the payee lives longer than the certain period, payments will continue for his or her life. In cases where a ten or twenty year certain period is elected, if the payee dies before the end of the certain period, the balance of the certain period payments will be paid to the Income Plan beneficiaries your beneficiary designates. Where a certain period of zero years was elected and the Income Plan beneficiary dies before the first scheduled payment, then no payments will be paid.
•
Joint and Survivor Life Income We will make monthly payments for a 10-year certain period, and thereafter for as long as either of the individuals upon whose lives income payments are based is living. If both payees die before the end of the certain period, the balance of the certain period payments will be paid to the Income Plan beneficiary or to beneficiaries your beneficiary designates.
In general, the monthly payments under a joint and survivor life Income Plan will be lower than, but may be payable for a longer period than, a single life Income Plan.
The Owner may elect an Income Plan for each beneficiary’s share of the Life Insurance Benefit:
•while the Insured is living; or
•during the first 60 days after the death of the Insured, if the Insured at the time of his or her death was not the Owner. An election made during that 60-day period may not be revoked.
An Owner may make or change Income Plan elections by contacting the Home Office or an authorized Financial Representative may provide us with an election on behalf of a Policy Owner subject to our current procedures, rules and requirements.
Subject to the Owner’s rights, and upon providing any information that we may require, a direct or contingent beneficiary may elect an Income Plan for his or her share of the Life Insurance Benefit and/or name his or her own beneficiary for the Income Plan value, if any, remaining on his or her death. If no such Income Plan beneficiary is named, then the Income Plan beneficiary for the remaining value, if any, shall be the estate of the deceased direct or contingent beneficiary. Income Plan beneficiaries may continue to receive payments of the remaining value under the terms of the Income Plan in effect on the death of the direct or contingent beneficiary.
Custom Variable Universal Life Prospectus  25

Withdrawal The remaining value, if any, in an Income Plan may be withdrawn in a lump sum upon the death of all individuals upon whose lives income payments are based. The withdrawal value will be the present value of any unpaid payments for the remaining certain period. The present value will be based on the rate of interest used to determine the amount of the payments.
Limitations A direct or contingent beneficiary who is a natural person may be paid under a Life Income Plan only if the payments depend on his or her life. A non-natural person may be paid under a Life Income Plan only if payments depend on the life of the Insured’s spouse or the Insured’s dependent.
Payment Frequency Upon written request, we will make payments once every 3, 6, or 12 months instead of each month.
Example: John Doe was the owner and insured of a policy and had elected a single life income plan for a ten-year certain period. Upon his death, in lieu of paying life insurance proceeds from the policy to his wife Jane, his beneficiary, in a lump sum, the Company made reduced amounts of monthly payments to her spread out over that time period while the remaining balance earned interest.
Increase of Monthly Income For Policies issued prior to June 10, 2013 (or prior to September 18, 2013 in the state of California), a direct or contingent beneficiary may, at the time the Income Plan elected takes effect, increase the amount of the monthly payments under the Life income Plan by making an annuity premium payment to the Company. We will apply the net annuity premium to the Income Plan. The net annuity premium is the amount of the annuity premium payment less a charge of not more than 2% and less any premium tax. The net annuity premium will be applied under the same Income Plan and at the same rates as the proceeds. The Company may limit this net annuity premium to an amount that is equal to the direct or contingent beneficiary’s share of the proceeds payable under this Policy. The Company may accept the annuity premium payment when the Income Plan goes into effect or for a period thereafter in accordance with the Company’s then-current administrative procedures. This option is not available for Policies issued on or after June 10, 2013 (or on or after September 18, 2013 in the state of California).
Exchange for a Fixed Benefit Policy It is currently Company practice to allow you to exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”). We may modify or terminate this accommodation at any time with or without notice unless your state or the terms of your Policy provide for such an exchange. You may elect the exchange at any time within twelve months (or longer if required by state law) after the issue date of the Policy provided premiums are duly paid. We reserve the right to require evidence of insurability. Depending on the timing and the individual circumstances surrounding the exchange, the Fixed Benefit Policy will be on the life of the same Insured and at the time of the exchange may have the same Policy Date and Issue Age, and a Death Benefit at least as great as the initial Death Benefit of your Policy (assuming no decrease in Specified Amount prior to the exchange). The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the Policy through the effective date of the exchange and may have tax consequences. An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.
In addition, you may exchange a Policy for a Fixed Benefit Policy if, at any time, a Fund changes its investment adviser, if there is a material change in the investment policies of a Portfolio that was approved by Owners, or the Portfolio is substituted for another portfolio (see “Other Policy Transactions-Substitution of Portfolio Shares and Other Changes”). There may be a cost associated with the exchange. You will be given notice of any such change and will have 60 days to make the exchange.
Example: John Doe is the owner and insured of a custom universal variable life policy. Six months after the policy is issued, John decides he would rather own a policy that is not subject to the investment experience of the underlying portfolios in which the separate account divisions that support his policy invest, and would rather own a policy that earns a fixed rate of interest. Subject to the Company’s requirements, John has up to six more months to exchange his variable policy for a fixed policy without the Company requiring evidence of insurability.
Paid-Up Insurance Upon written request to the Company, you may change your Policy to fixed Paid-up insurance. Your election to convert to Paid-up insurance is irrevocable. To convert your Policy, the Cash Surrender Value must be at least $1,000 and the Policy must have been in force for at least 12 months from the Policy Date. The option to change your Policy to Paid-up insurance is not available if your Policy was issued prior to June 10, 2013 in the state of Pennsylvania.
If the request is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the effective date of change to Paid-up insurance will be that date. If the request is not received on a Monthly Processing Date, or on or after the close of trading on the NYSE on a Monthly Processing Date, the change will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
On the date the Policy is changed to Paid-up insurance, we deduct any applicable surrender charge from Invested Assets and the remaining amount becomes the “Contract Fund Value.” We then transfer the Contract Fund Value amount from the Separate Account to the Company’s General Account. Any outstanding Policy Debt continues. After the transfer, the Policy Value will equal the Contract Fund Value plus any Policy Debt. The Specified Amount will be changed to the lesser of the Death Benefit prior to the change or the Policy Value (after deducting the surrender charge and any withdrawals on the date of the change), multiplied by the factor shown on the Policy schedule pages. The Death Benefit option will be changed to Option A, and any Death Benefit Guarantee and any optional benefits will be terminated.
26  Custom Variable Universal Life Prospectus

When the Policy is in force as Paid-up insurance, you will not be permitted to make additional Premium Payments, change Death Benefit options or the Specified Amount, or add optional benefits to the Policy. Subject to certain restrictions, you are permitted to make withdrawals and loan repayments and take out additional loans. Loans and withdrawals reduce the Contract Fund Value and may increase the chance the Policy will terminate without value. A withdrawal can either be requested by the Owner (see “Surrender and Withdrawals of Policy Value”) or may be the result of a return of a portion of Premium Payments that is necessary for the Policy to qualify as life insurance (see “Tax Considerations”). A return of prior Premium Payments could occur if the Guideline Premium/Cash Value Corridor Test is chosen to determine the Policy’s qualification as life insurance under Section 7702 of the Code. The Policy will terminate without value if the Contract Fund Value becomes less than the Monthly Policy Charge.
The Contract Fund Value will earn interest at an annual effective rate determined by the Company that may change as often as daily, but at no time will the annual effective interest rate be less than 4%. On the effective date of the change to Paid-up insurance, the Contract Fund Value is equal to the amount transferred from the Separate Account. On any day after the effective date, the Contract Fund Value is equal to the Contract Fund Value at the end of the previous day plus any of the following items applicable for the current day:
•
interest on the Contract Fund Value;
•
any loan repayment and accrued loan interest payment made; and
•
any Policy dividend directed to increase the Contract Fund Value;
minus any of the following items applicable to the Contract Fund Value for the current day:
•
a monthly Policy charge applicable to Paid-up insurance;
•
Policy loans;
•
withdrawals; and
•
service charges.
When the Policy is in force as Paid-up insurance, the Monthly Policy Charge consists of a Cost of Insurance Charge and, if applicable, a Policy Debt expense charge.
Example: Jane Doe is the owner and insured of a custom variable universal life policy with an Additional Purchase Benefit rider and a Death Benefit Guarantee that has been in force for three years. Her policy has the following characteristics as of a monthly processing date:
Cash Surrender Value = $200,000
Specified Amount = $500,000
Factor for Paid-up Option in the current policy
month (from the policy schedule pages) = 0.8
Jane decides she would rather own a paid-up policy that will earn a fixed rate of interest and will not require additional premium payments. Because Jane’s policy has the required minimum amount of cash surrender value and has been in force long enough, she is able to convert her policy to a paid-up policy. Her new policy, however, will not have any benefits and the specified amount of her death benefit will be reduced to her policy value divided by the factor set form in her policy at issue, in this case reducing her specified amount from $500,000 to $250,000 (i.e., $200,000 x 0.8 = $250,000).
Dollar-Cost Averaging With Dollar-Cost Averaging (“DCA”), you can arrange to have a designated amount of money (either a fixed dollar amount or a fractional amount) automatically transferred monthly in allowable amounts from the Government Money Market Division into other Division(s) you have chosen. Transfers will end either when the amount in the Government Money Market Division is depleted or when you submit a request to our Home Office to stop such transfers, whichever is earlier. You may request changes in writing (including via facsimile or, under limited circumstances, by email) or by calling Advanced Markets Operations at 1-866-464-3800. You may also submit changes via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. There is no charge for DCA. We reserve the right to modify or terminate the DCA Plan at any time.
DCA does not ensure a profit or protect against loss in a declining market. Carefully consider your willingness to continue Premium Payments during periods of declining markets. You should consult your Financial Representative before deciding whether to elect DCA.
Portfolio Rebalancing Over time, portfolio rebalancing helps you maintain your allocations among the Divisions. If you elect portfolio rebalancing, amounts invested in the Divisions are periodically rebalanced in accordance with our procedures, to return your allocation to the percentages you specify. Portfolio rebalancing may reduce amounts allocated to better performing Divisions.
You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for portfolio rebalancing. Subject to any limitations imposed by our short-term and excessive trading policies and procedures, you may elect portfolio rebalancing and modify or terminate your election at any time by submitting a request to our Home Office. You may request changes in writing (including via facsimile or, under limited circumstances, by email) or by calling (866) 464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with rebalancing requests on behalf of a Policy Owner subject to our current procedures, rules and requirements. You may also submit changes via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. If you make transfers through our website, your portfolio rebalancing will end and you will need to make a new election if you want portfolio rebalancing to continue. We may modify, limit, suspend, or discontinue this feature at any time.
Custom Variable Universal Life Prospectus  27

Asset Allocation Models The Company currently makes available allocation models at no extra charge for amounts invested in the Divisions. An Owner can select only one model at a time. Each of the four models currently available (Moderately Conservative, Balanced, Aggressive, Very Aggressive) is comprised of a combination of Divisions that hold Portfolios representing various asset classes with various levels of risk tolerance. Generally, the four models can be characterized as follows:
Moderately Conservative
This combination of Divisions
has Portfolios that generally
invest in fixed income securities
and a mix of equity securities
with a majority emphasis on
fixed income investments in
order to preserve principal,
provide liquidity and income
and to seek modest growth.

Balanced
This combination of Divisions
has Portfolios that generally
invest in a mix of fixed income
and equity securities in order to
preserve principal and pursue
sustained long-term growth
without the volatility of high-
risk investments.

Aggressive
This combination of Divisions
has Portfolios that generally
invest in a mix of equity
securities and some fixed
income securities in order to
primarily pursue long-term
growth while willing to accept
the volatility associated with
high-risk investments.

Very Aggressive
This combination of Divisions
has Portfolios that invest in
almost entirely in a variety of
equity securities in order to
achieve higher potential growth
while assuming the risks and
higher volatility associated with
these securities.

An Owner may only select a model which is currently available. Any investment allocations outside of an Owner’s original model must be made by the Owner, and will not be made by the Company. The Company does not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in an Owner’s investment needs or for other reasons. If an Owner wishes to remove Portfolios from an Owner’s model and/or change allocations to a current model, the Owner may do so by notifying us in writing, contacting their Financial Representative or by calling Advanced Markets Operations at 1-866-464-3800. There will be no automatic rebalancing to these models unless the Owner chooses the automatic rebalancing option. Please note that investment in a model does not eliminate the risk of loss and it does not protect against losses in a declining market. An Owner should contact their Financial Representative for more information about available allocation models (including the specific asset mixes of available models) and whether investment in a model is appropriate for them.
Available models may change from time to time. The Company reserves the right to modify, suspend, or terminate any asset allocation model at any time without affecting an Owner’s current allocation, except in limited circumstances involving a Substitution or the elimination of a Portfolio as in investment option under the Policy (see “Substitution of Portfolio Shares and Other Changes” below for more information regarding the substitution of a Portfolio). In that case, allocations in a Portfolio within a model (Original Portfolio) will be transferred to a different Portfolio if the Original Portfolio becomes no longer available (e.g., a substitution, merger, or liquidation), in which case the Company will send written notice in advance of such event. If an Owner is invested in a model that is no longer offered and initiates a change outside of the original model allocations, the Owner will not be able to select the original model (see “Transfers” above for more information about how to change portfolio allocations).
Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an investment adviser affiliated with the Company, and therefore a corresponding increase in Portfolio management fees collected by such adviser and may present a conflict of interest.
Surrender and Withdrawals of Policy Value
Surrender You may surrender your Policy for the Cash Surrender Value at any time while the Insured is alive and the Policy is in force. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with surrender instructions on behalf of a Policy Owner subject to our current procedures, rules and requirements. The Cash Surrender Value will change daily in response to the investment performance of the Divisions in which you are invested. We determine the Cash Surrender Value on the date your request for surrender is effective. Requests for surrenders will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
We do not guarantee any minimum Cash Surrender Value. We may require you to return your Policy to our Home Office when you request a surrender of the Policy. We will pay surrender proceeds in a lump sum or under an Income Plan option you select. (See “Other Benefits Available Under the Policy—Income Plans”). A surrender charge will apply to surrenders during the first ten Policy Years (see “Charges and Deductions”) and a surrender may have tax consequences (see “Tax Considerations”).
28  Custom Variable Universal Life Prospectus

Withdrawals Upon written request received at our Home Office at any time while the Insured is alive and the Policy is in force, you may make a withdrawal from your Policy Value, subject to the Company’s right to assess a charge deducted from Invested Assets in an amount up to $25 per withdrawal (currently waived). Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with withdrawal instructions on behalf of a Policy Owner subject to our current procedures, rules and requirements. You may make no more than four withdrawals in a Policy Year. Each withdrawal must be at least $250, and you may not withdraw an amount that would:
•
reduce the Loan Value (net of any applicable service charge) to less than the Policy Debt;
•
reduce the Specified Amount to less than the minimum Specified Amount that the Company would require for issuance of a Policy at the time of withdrawal; or
•
reduce the Cash Surrender Value to less than the sum of three times the most recent Monthly Policy Charge and any applicable service charge.
A withdrawal of Policy Value decreases Invested Assets and may also have tax consequences. (See “Tax Considerations”). A withdrawal may also decrease the Specified Amount used to determine the Death Benefit. Specifically, if Death Benefit Option A is in effect at the time of withdrawal, the Specified Amount will be reduced by the excess, if any, of the Specified Amount over the result of (a) minus (b) where:
(a)
is the Death Benefit immediately prior to the withdrawal; and
(b)
is the amount of the withdrawal and applicable service charge.
Written requests for withdrawals will be processed and effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. On the Valuation Date on which a withdrawal from the Policy Value is effective, Invested Assets will be reduced by the amount of the withdrawal and any applicable charges. The amount of the withdrawal and any applicable charge will be allocated among the Divisions in proportion to the amount of Invested Assets in each Division.
Policy Loans
At any time while the Insured is alive and the Policy is in force, you may submit a request for a loan that is secured by the Policy Value. The loan must be in an amount that, when added to existing Policy Debt, is not greater than your Loan Value. You may increase the risk that your Policy will lapse (terminate with no value) if you take a loan. A Policy loan or unpaid interest may have tax consequences. (See “Tax Considerations”). Loan requests can be made in writing (including via facsimile, or under limited circumstances, by email). Eligible Owners may also submit loan requests by calling Advanced Markets Operations at 1-866-464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with policy loan instructions on behalf of a Policy Owner subject to our current procedures, rules and requirements. They will be processed based on the date and time they are received in the Home Office. Requests will be effective on the Valuation Date or on the next date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
Interest on a Policy loan accrues on a daily basis at an annual effective, fixed rate of interest of 5%, and is included in Policy Debt as it accrues. Loan interest is credited to the borrowed portion of Policy Value at an annual effective, fixed rate of interest of 5%. Interest is due and payable on each Policy Anniversary. If interest is not paid when due, we will add accrued and unpaid interest to the principal loan balance, which consists of outstanding loans and interest added to principal. Policy Debt reduces the Cash Surrender Valueand the amount payable on death, and may cause the Policy to lapse, subject to the terms of any applicable Death Benefit Guarantee and Grace Period. (See “Termination and Reinstatement”).
We will take an amount equal to the loan from the Separate Account Divisions in proportion to the amounts in the Divisions. Borrowed amounts will not participate in the Separate Account’s investment results while the loan is outstanding. We will also deduct from Invested Assets a Policy Debt Expense Charge on each Monthly Processing Date while there is Policy Debt. The Monthly Policy Debt Expense Charge is included in the Monthly Policy Charge. (See “Charges and Deductions—Monthly Policy Charges and Service Charges”). A Policy loan, even if you repay it, will have a permanent effect on the Policy Value, the Cash Surrender Value, and the Death Benefit because the loan amounts do not participate in the Separate Account’s investment results while the loan is outstanding. We deduct any Policy Debt from the Policy Value upon surrender and from the Life Insurance Benefit payable on the Insured’s death.
You may repay a Policy loan, including any accrued interest outstanding, in whole or in part, at any time while the Insured is alive and the Policy is in force. Upon each such payment, we will transfer an amount equal to the payment amount from our General Account to the Separate Account Divisions in accordance with the Premium Payment allocation instructions then in effect. We will credit those payments when we receive them in our Home Office. If we receive your payment before the close of trading on the NYSE on a Valuation Date, we will
Custom Variable Universal Life Prospectus  29

process your payment as of that Valuation Date. If we receive your payment on or after the close of trading on a Valuation Date, or on a day that is not a Valuation Date, we will process your payment as of the next Valuation Date. Loan repayments are not subject to transaction fees.
If there is Policy Debt, payments received at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments.
Termination and Reinstatement
Unless the Death Benefit Guarantee is in effect, if the Cash Surrender Value is less than the Monthly Policy Charge on any Monthly Processing Date, your Policy will enter into the Policy Grace Period. At the end of the Policy Grace Period, the Policy will terminate (or lapse) with no value and your insurance coverage will end, unless you submit a payment to keep the Policy in force. The Policy Grace Period begins on the date that we send you a notice. The notice will indicate the minimum payment amount required to keep the Policy in force and the date by which you must make the payment. Upon receipt of the payment, we will allocate the Net Premium, to the Divisions of the Separate Account, based on your allocation instructions then in effect. We will also deduct any accumulated due and unpaid Monthly Policy Charges from the Invested Assets. Payments received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If they are received after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements. If the Insured dies during the Policy Grace Period, we will deduct any Monthly Policy Charges due and unpaid from the Life Insurance Benefit.
After your Policy has terminated, you may reinstate it within three years (or longer if required under state law) following the termination date, subject to our approval, and satisfaction of our current underwriting requirements. To reinstate the Policy, you must make a payment equal to the amount that will cover all Monthly Policy Charges that were due and unpaid before the end of the Policy Grace Period and three times the Monthly Policy Charge due on the effective date of the reinstatement. If we approve the Application for reinstatement, and the Application was received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the effective date of the reinstated Policy will be that date. If the Application is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinstated Policy will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Any Policy Debt that was outstanding when the Policy terminated will also be reinstated.
On the effective date of the reinstatement, the Policy Value will be equal to the sum of:
•
the Net Premium paid upon reinstatement; and
•
any Policy Debt on the termination date;
minus the sum of:
•
all Monthly Policy Charges due and unpaid prior to the expiration of the Policy Grace Period; and
•
the Monthly Policy Charge due on the reinstatement effective date.
Please note that Net Premium paid upon reinstatement will not include any interest from the date of the lapse.
Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. If a surrender charge was assessed at the time of lapse, the Policy Value when a Policy is reinstated will include a credit for such surrender charge. The same surrender charge schedule in your Policy will apply upon reinstatement.
On the later of the effective date of the reinstatement or the date we approve the Application for reinstatement, we will allocate the Policy Value less any Policy Debt among the Separate Account Divisions based on the allocation instructions then in effect, if such date is a Valuation Date. If such date is not a Valuation Date, then we will allocate this amount on the next Valuation Date.
For a discussion of the tax effects associated with termination and reinstatement of a Policy, see “Tax Considerations.”
COVID-19  Please note that the state in which your Policy was issued or delivered may require or provide for a longer Policy grace period, allow for the deferral of premium payments, provide for greater allowances to exercise certain contractual rights or benefits, or impose restrictions against Policy lapse or termination in recognition of financial hardships posed by the COVID-19 crisis, and the Company may offer additional accommodations beyond minimum state requirements as appropriate. Additional extensions of your Policy's grace period, deferrals of premium payments, greater allowances to exercise certain contractual rights and/or restrictions on Policy lapse may apply in the future but are not guaranteed. Please contact the Company at (866) 464-3800 for further information.
Other Policy Transactions
Transfers Subject to the limitations on short-term and excessive trading discussed below, you may transfer between and among the Divisions of the Separate Account so long as you are invested in no more than 30 Divisions at a time. Transfer requests will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation
30  Custom Variable Universal Life Prospectus

Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Although no fee is currently charged, we reserve the right where allowed by state law to charge a transfer fee of $25. We would deduct this charge from each Division in proportion to the amounts in each Division after the transfer. See “Charges and Deductions” for more information. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Where allowed by state law, the Company reserves the right to impose a minimum and/or maximum size on transfer amounts. Transfer requests must be in amounts greater than or equal to 1% of Invested Assets or the request will not be processed. Your Financial Representative may provide us with instructions on your behalf involving the transfer of Invested Assets among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below.
You may request transfers in writing (including via facsimile or, under limited circumstances, by email) or by calling (866) 464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with transfer requests on behalf of a Policy Owner subject to our current procedures, rules and requirements. You may also submit transfer instructions via the Internet at www.northwesternmutual.com in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions.
Short-Term and Excessive Trading Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.
To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners, except to the extent we are prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.
Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, a Policy Owner who is identified as having made a transfer in and out of the same Division, excluding the Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers if a total of three round trips are made within that same Policy Year or two round trip transfers are made within any subsequent year. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. An Owner who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers after making one more such round trip transfer within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, initial allocations or changes in future allocations, to the extent these features are available under your Policy. Once a Policy is restricted, we will allow one additional transfer into the Government Money Market Division until the next Policy Anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).
Policies such as this (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve
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transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.
We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in Good Order” and it will not be processed. You may, however, submit a new transfer request.
If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.
We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.
Substitution of Portfolio Shares and Other Changes When permitted by law and subject to any required regulatory approvals, we reserve the right to eliminate a Portfolio and to substitute another Portfolio or mutual fund for such Portfolio (or substitute a class of shares of an existing Portfolio for a different class of the same Portfolio) if the shares of the Portfolio are no longer available for investment or, in our judgment, further investment in the shares of the Portfolio is no longer appropriate.
Charges and Deductions
Premium Expense Charges We deduct a charge of 2.00% from each Premium Payment for state premium taxes that we incur (Premium Tax Charge). Premium taxes vary from state to state, and some jurisdictions within a state may charge an additional premium tax in certain circumstances. We charge 2.00% regardless of the state (or other jurisdiction) in which you live. The total tax rate for the state (and/or other jurisdiction) in which you live may be lower, higher, or equal to the 2.00% deduction. This charge may increase or decrease in the future to cover these taxes.
We deduct a charge from each Premium Payment for the cost of a portion of our federal corporate income taxes attributable to policy acquisition expenses (Federal Deferred Acquisition Cost Charge). Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge against each Premium Payment to compensate us for the additional corporate tax burden. Your current charge is 0.85% of each Premium Payment.
We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. This charge may increase or decrease in the future to reflect changes in tax laws.
We deduct a charge, or sales load, from each Premium Payment for sales costs.This charge is a percentage of Premium Payments. For Premium Payments up to the Target Premium in Policy Years 1-10, the percentage is 5.2%. For Premium Payments up to the Target Premium in Policy Years 11 and higher, the percentage is 1.7%. For Premium Payments in excess of the Target Premium in all Policy Years, the percentage is 1.7%.
We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount, over the period while the Policies are in force, and from the Deferred Sales Charges and surrender charges described below. The amounts we deduct for distribution expenses in a Policy Year are not specifically related to distribution expenses incurred that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Invested Assets for the mortality and expense risks we have assumed. (See “Monthly Policy Charges and Service Charges”). To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.
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Monthly Policy Charges and Service Charges We deduct a Monthly Policy Charge from Invested Assets on each Monthly Processing Date. The Monthly Policy Charge includes the monthly Cost of Insurance Charge, the monthly Mortality and Expense Risk Charge, the monthly Administrative Charge, the monthly Underwriting and Issue Charge, the monthly Deferred Sales Charge, and, if applicable, the monthly Policy Debt Expense Charge, the monthly Death Benefit Guarantee Charge, and the monthly charge for optional benefits. These components of the Monthly Policy Charge are described in the following paragraphs.
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Monthly Cost of Insurance Charge. We determine the amount of the charge by multiplying the net amount at risk by the cost of insurance rate, which is based on factors including but not limited to the Issue Age, sex, and underwriting classification of the Insured, the underwriting amount, and the Policy Year. The net amount at risk is the difference between the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) and the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of Premium Payments, and the charges and expenses for the Policy. The maximum cost of insurance rates are included in the Policy schedule pages. All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. In addition, cost of insurance rates will generally increase each Policy Year. The Cost of Insurance Charge covers the cost of mortality and some expenses. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.
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Monthly Mortality and Expense Risk Charge. The maximum amount of the charge is equal to an annual rate of 0.60% (0.05% monthly rate) of Invested Assets. The current charge is equal to an annual rate of 0.43% (0.03583% monthly rate) of Invested Assets for the first ten Policy Years, 0.28% (0.02333% monthly rate) of Invested Assets for Policy Years 11-20, and 0.13% (0.01083% monthly rate) of Invested Assets for Policy Years 21 and higher. The mortality risk is the risk that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.
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Monthly Administrative Charge. This charge, which varies based on factors including but not limited to the Insured’s Issue Age, underwriting classification on the Date of Issue, and the Policy Year, is for administrative expenses, including costs of Premium Payment collection, processing claims, keeping records and communicating with Owners. The current charge ranges from $9 to $27 (monthly) for Policy Years 1-10 and from $5 to $8 (monthly) for Policy Years 11 and beyond.
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Monthly Underwriting and Issue Charge. This charge applies only during the first ten Policy Years and is based on the Initial Specified Amount, the Insured’s Issue Age and the underwriting classification of the Insured on the Date of Issue. The charge ranges from $0.005 to $0.03 (monthly) per $1,000 of Initial Specified Amount.
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Monthly Policy Debt Expense Charge. This charge is for the expenses and taxes associated with Policy Debt, if any The maximum amount of the charge is equal to an annual rate of 2.0% (0.16667% monthly rate) of Policy Debt. Currently the charge when the Insured is Attained Age 99 and below varies by Policy Date and Policy Anniversary. For Policies with a Policy Date on or after January 1, 2016, the current charge is equal to an annual rate of 0.95% (0.07917% monthly rate) of Policy Debt for Policy Years one through ten, 0.80% (0.06667% monthly rate) of Policy Debt for Policy Years 11-20, and 0.25% (0.02083% monthly rate) of Policy Debt for Policy Years 21 and higher. For Policies with a Policy Date prior to January 1, 2016, the current charge is equal to an annual rate of 0.70% (0.05833% monthly rate) of Policy Debt for Policy Years one through ten, 0.55% (0.04583% monthly rate) of Policy Debt for Policy Years 11-20, and 0.40% (0.03333% monthly rate) of Policy Debt for Policy Years 21 and higher. The current charge for all Policies when the Insured is Attained Age 100 and above is 0.00% annually of Policy Debt. This charge is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets.
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Monthly Deferred Sales Charge. This charge for sales expenses is deducted only during the first ten Policy Years, and is based on the Insured’s Issue Age and underwriting classification on the Date of Issue. During the first Policy Year, the charge on each Monthly Processing Date is a percent of cumulative premiums paid through that date (up to the Target Premium). The charge applied during Policy Years two through ten is based on the cumulative premiums paid in the first Policy Year (up to the Target Premium).
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Monthly Death Benefit Guarantee Charge. This charge compensates us for the risk we have assumed by guaranteeing the Guaranteed Minimum Death Benefit. For a Policy that has a Death Benefit Guarantee, the maximum amount of the charge is $0.02 (monthly) per $1,000 of Guaranteed Minimum Death Benefit. Currently the charge is $0.01 (monthly) per $1,000 of Guaranteed Minimum Death Benefit.
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Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability. Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability and
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Additional Purchase Benefit. The charge for a Waiver Upon Total Disability Benefit is deducted if either of the Waiver benefits is selected. Charges for these optional benefits vary based on factors including but not limited to the Insured’s Attained Age and underwriting classification, and the amount of the benefit, and may increase from year to year. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard risk rate. We also deduct a charge for the Additional Purchase Benefit, if selected. The charge for this optional benefit varies based on the Insured’s Attained Age at the time the benefit is added to the policy, gender, and the amount of the benefit. The guaranteed maximum charge for the Payment of Selected Monthly Premium Upon Total Disability Benefit is the greater of $0.09 (monthly) per $1.00 of Selected Monthly Premium, or $0.15 (monthly) per $1.00 of Specified Monthly Charges. The guaranteed maximum charge for the Payment of Specified Monthly Charges Upon Total Disability Benefit is $0.15 (monthly) per $1.00 of Specified Monthly Charges.
We also charge certain transaction fees (also referred to as service charges) to be deducted from Invested Assets on the dates on which transactions take place. These service charges are $25 per change if more than one change occurs in the Specified Amount in a Policy Year, $25 per withdrawal, $25 per transfer of assets among the Divisions of the Separate Account, and $25 per change of the Death Benefit option. Currently we waive all of these fees.
You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.
We will apportion deductions from Invested Assets among the Divisions of the Separate Account in proportion to the amounts invested in the Divisions.A surrender charge will be deducted from Invested Assets only during the first ten Policy Years if the Policy is surrendered or changed to Paid-Up insurance. The surrender charge during the first Policy Year is a percentage of the Premium Payments paid up to the Target Premium, where the percentage varies by Issue Age, but never exceeds 50% of the premium paid. After the first Policy Year, the surrender charge remains level through the end of the fifth Policy Year, and then grades down monthly in Policy Years six through ten to zero.
A surrender charge will be deducted from Invested Assets only during the first ten Policy Years if the Policy is surrendered. The surrender charge during the first Policy Year is 50% of the Premium Payments paid up to the Target Premium. After the first Policy Year, the surrender charge grades down monthly in Policy Years two through ten to zero.
All charges in this section expressed in dollars have been rounded to the nearest dollar, where appropriate. Amounts that would round to zero have been rounded to the nearest penny or less, as necessary.
Expenses of the Portfolios  The value of the net assets of each Division reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Division invests. For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2020 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements would continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.20% to a maximum of 1.25%. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and Appendix A).
Commissions Paid to Financial Representatives  The maximum commission payable to the registered representative who sold the Policy is 40% of Target Premium and 2.75% of Premium Payments in excess of that amount during the first Policy Year; 6% of Target Premium and 2.75% of Premium Payments in excess of that amount paid in Policy Years 2-10; and 2% of Premium Payments thereafter. Registered representatives may receive less than the maximum commission or no commission in certain circumstances according to pre-established guidelines. We may also pay new registered representatives differently during a training period. In addition, a commission of 0.10% of Invested Assets is paid at the end of Policy Years 2; and 0.07% of Invested Assets at the end of Policy Years 11 and later. The entire amount of sales commissions paid to registered representatives is passed through Northwestern Mutual Investment Services, LLC (“NMIS”), our wholly-owned company, to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.
Other Policy Provisions
Naming a Beneficiary You must name a beneficiary on your Application at the time you apply for your Policy, but you may change the beneficiary you designate while the Insured is living and during the first 60 days after the date of death of the Insured if you are not the Insured. Naming or changing a beneficiary will be made after receipt of your written request in our Home Office, effective as of the date you sign your request. Any beneficiary change terminates all rights under previous beneficiary designations. We will not be responsible for any payment or other action we take with respect to your Policy before we receive your written request, and we may require the Policy to be sent to us for endorsement to reflect the beneficiary change.
Incontestability For Policies issued prior to June 10, 2013 (or prior to September 18, 2013 in the state of California), we will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or
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the date of reinstatement (or earlier, as required by state law). We will not contest a change to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of the Insured for two years from the date of the change. After the two year period, to the extent permitted by state law we may rescind the Policy if the application contains a fraudulent misstatement.
For Policies issued on or after June 10, 2013 (or on or after September 18, 2013 in the state of California), we will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or the date of reinstatement (or earlier, as required by state law), except in cases of fraudulent misstatement, which may be contested at any time unless restricted by your state of issue. We will not contest a change (including an increase in the amount of insurance) to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of the Insured for two years from the date of the change except in cases of fraudulent misstatement, which may be contested at any time unless restricted by your state of issue. After the two year period, to the extent permitted by state law we may rescind the Policy if the application contains a fraudulent misstatement
Suicide If the Insured dies by suicide within one year from the Date of Issue (or earlier, as required by state law), the amount payable under the Policy will be limited to the Premium Payments, less the amount of any Policy Debt and withdrawals. If the Insured dies by suicide within one year of the date of issuance (or earlier, as required by state law) of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the amounts charged for the cost of insurance and other expenses attributable to the increase. The amount payable may be different in your state.
Misstatement of Age or Sex If the age or sex of the Insured has been misstated, the Policy will be modified by recalculating all values and benefits based on the correct age and sex.
Collateral Assignment You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and we will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office. The interests of any beneficiary will be subject to any collateral assignment made either before or after any beneficiary is named. The collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership. (See “Ownership Rights”).
Deferral of Determination and Payment We will ordinarily pay Policy Benefits (i.e., Policy loans, Cash Surrender Value, and withdrawals) within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits if:
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the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or
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the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
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the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; or
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such suspension or postponement is otherwise permitted by the 1940 Act.
If, under SEC rules, the Government Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Government Money Market Division until the Portfolio is liquidated.
When the Policy is in force as Fixed Paid-Up insurance, we may defer paying the Cash Surrender Value for up to six months from the date of surrender. If payment is deferred for 30 days or more, interest will be paid on the Cash Surrender Value at an annual effective rate of 4% from the date of surrender to the date of payment. We may also defer payment of a Policy loan or withdrawal for up to six months.
If you have submitted a check or draft to our Home Office, we have the right to defer payment of Life Insurance Benefit, surrender, withdrawal, loan, or Income Plan proceeds until the check or draft has been honored.
If mandated under applicable law, we may be required to freeze an Owner’s Policy Value and thereby refuse to pay any requests for transfer, withdrawal, surrender, loans, or Life Insurance Benefit, until instructions are received from the appropriate regulatory or other lawful authority. We may also be required to provide additional information about you, your Policy, and your trading activities to government regulators.
Dividends This Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus allocated to your Policy is referred to as a “dividend.” The Policy’s share, if any, will be credited as an annual dividend on the Policy Anniversary.
There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of divisible surplus. Even if there is a divisible surplus, the payment of a dividend on the Policy is not guaranteed. It is not expected that any dividends will be payable on the Policy.
We will credit annual dividends, if any, in cash or you may use them to increase the Policy Value. If you do not provide direction as to the use of dividends, we will use them to increase the Policy Value. Dividends used to increase the Policy Value will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.
Voting Rights
As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with
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instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.
We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefore in the next annual report to Policy Owners.
Reports and Financial Statements
For each Policy Year, we will send you a statement showing the Death Benefit, Policy Value and any Policy Debt (including interest charged) as of the Policy Anniversary. We will also send you a confirmation statement when you make a Premium Payment, transfer assets among Divisions, make a withdrawal of Policy Value, take a Policy loan, or surrender the Policy. The annual statement and confirmation statements will show the apportionment of Invested Assets among the Divisions. If a Policy is in force as Paid-Up insurance, statements and reports will be limited to an annual Policy statement showing the Death Benefit, Contract Fund Value, and any Policy Debt.
Annually, we will send you a report containing financial statements of the Separate Account and, semi-annually, we will send you reports containing financial information, performance information and schedules of investments for the Portfolios underlying the Divisions to which your Policy's assets are allocated. We may also provide you with a notice informing you where you may obtain these reports in lieu of sending you these reports in paper. Because each Division invests exclusively in the shares of an underlying Portfolio, the performance information for a Division and its corresponding Portfolio will generally be the same except that if the Policy level charges were reflected in this performance information, the results would be lower. Current historical performance information, updated on a monthly and quarterly basis, is available at www.northwesternmutual.com/prospectuses-performance-and-reports . The financial statements of the Company and the Separate Account appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or Statement of Additional Information, call (866) 464-3800. Certain reports and other information can be obtained on our website at www.nmprospectus.com.
Householding
To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling (866) 464-3800.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/ policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim them with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please contact your Financial Representative or call (866) 464-3800 for assistance in making such changes.
Cybersecurity and Certain Business Continuity Risks
The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our website, if available, or with the Portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to
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lose value. There can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Other disruptive events, including (but not limited to) natural or man-made disasters and public health crises or pandemics (such as coronavirus COVID-19), may also adversely affect our ability to conduct business, including if our employees or the employees of intermediaries or other affiliated or third-party service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations can interfere with issuance or our processing of transactions (including the processing of orders through our website or with the Portfolios), may interfere with our ability to receive, pickup and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees or the employees of intermediaries or other affiliate or third-party service providers are able to work remotely. These events may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that the Company, the Portfolios or our service providers will avoid losses affecting your Policy due to a disaster or other catastrophe.
Legal Proceedings
Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this Prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.
Speculative Investing
Do not purchase this Policy if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Policy is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.
Owner Inquiries
If eligible, you may get up-to-date information about your Policy at your convenience with your User ID and password at our website www.northwesternmutual.com where you can access performance information, forms for routine service, and daily values for Policies you own. Eligible Owners may also set up certain electronic payments, make transfers (including as applicable Dollar-Cost Averaging and/or Portfolio Rebalancing) and change the allocation of future Premium Payments online, subject to our administrative procedures. For enrollment information, please visit our website www.northwesternmutual.com. Please note that electronic devices may not always be available. Any electronic device, whether it is yours, your service provider’s, your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request or payment. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or payment in writing at our Home Office. Electronic requests or payments are deemed to be received by us upon receipt at the electronic location designated by us in our procedures. If you have questions about surrendering your Policy, please contact your Financial Representative or call (866) 464-3800. To file a claim, please call your Financial Representative or Life Benefits at (800) 635-8855.
Illustrations
Your Financial Representative will provide you an illustration for your Policy upon your request while your Policy is in force. The illustrations will reflect the performance of your Policy to date. Illustrations show how the Death Benefit and Policy Value for a Policy would vary based on hypothetical future investment results. These should be based upon realistic expectations given your own individual situation.
Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and actual Policy Value, Death Benefit, Cash Surrender Value, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.

Tax Considerations
General The following discussion provides a general description of federal tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Treasury Department and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal tax law or interpretations thereof, and it does not address state or local tax considerations, which may be significant in the purchase and ownership of a Policy.
Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest to a Policy loan), or a change in ownership or an assignment of the
Custom Variable Universal Life Prospectus  37

Policy, or an interest in the Policy, may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.
This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.
There is no additional tax benefit if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will generally be subject to tax penalties.
Life Insurance Qualification Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test (“GLPT”) or a cash value accumulation test (“CVAT”). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used.
The definitional tests under the Code are based on the Commissioner’s Standard Ordinary (CSO) mortality tables in effect when the Policies were issued. For Policies issued or materially changed after 2019, the tests must be based on the 2017 CSO mortality tables. Because Policies issued based on the 1980 CSO or 2001 CSO mortality tables may not satisfy the definitional tests using the 2017 CSO mortality tables, certain changes to those Policies will not be permitted (as defined by IRS Notice 2016-63). Special safe harbor calculation rules apply to life insurance after the Insured attains age 100. See Rev. Proc. 2018-20.
The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by age of the Insured, or younger Insured in the case of survivorship life policies) of the Policy Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage of the Policy Value, with the percentage varying based on factors including but not limited to the age, sex and underwriting classification of the Insured, or in the case of survivorship life insurance, of the younger Insured. The corridor under the CVAT is different from the corridor under the GLPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Policy Value than is required by the GLPT corridor. Therefore, as your Policy Value increases your Death Benefit may increase more rapidly in the Policy’s earlier years under CVAT than it would under GLPT. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or we may take any other action that may be necessary for the Policy to qualify as life insurance for tax purposes.
In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit, which may increase the Cost of Insurance charges, especially in the Policy’s later years. In addition, for certain Policies issued with a Surrender of Policy Endorsement on or after April 23, 2008 (or later, depending on the date the Endorsement was approved by a state), the corridor percentages for both the GLPT and CVAT corridors are applied to the sum of Policy Value and the Endorsement Amount during the period of Endorsement.
As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify your Policy as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Section 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.
IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the assets held in the Separate Account, the income and gains related to those assets would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.
Tax Treatment of Life Insurance While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.
So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), the proceeds from a surrender or withdrawal will generally be taxable only to the extent that the proceeds exceed the investment in the contract (“cost basis” or “basis”) of the Policy. The basis of the Policy is generally equal to the Premiums Payments less any amounts previously received as tax-free distributions. Dividends paid in cash, if any, are generally taxed as withdrawals with a resulting reduction in basis. However, dividends applied to purchase additional insurance or used to pay premiums are generally not taxable. In certain circumstances, a withdrawal of Policy Value during the first 15 Policy Years may be taxable to the extent that the Policy Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.
38  Custom Variable Universal Life Prospectus

Unless the Policy is a MEC a loan received under your Policy will not be treated as a distribution subject to current federal income tax. If the Policy remains in force until the death of the Insured or, in the case of joint life insurance, the second death, the Policy Debt will be repaid from the Death Benefit. However, if the Policy terminates by any method other than death, the Policy Debt will be repaid from the Policy of the Policy, and the total Policy Value, including the total amount of the Policy Debt, will be taxable to the extent it exceeds the basis of the Policy. If the extended term insurance nonforfeiture option is available in your Policy, and it lapses to extended term insurance, the Policy Debt will be repaid from Policy Value of the Policy and the Policy Debt repayment will be treated as income and taxable to the extent it exceeds Policy’s basis.
Caution must be used when taking cash out of a Policy through Policy loans. If interest is not paid annually, it is added to the principal amount and the total Policy Debt will continue to increase for as long as the loan is maintained on the Policy. In extreme situations, Owners can face what is called the “surrender squeeze.” The surrender squeeze occurs if the Policy Debt becomes too large when compared to the unborrowed Policy Value, less the applicable surrender charge, is insufficient to cover the Monthly Policy Charges, thereby causing the Policy to lapse. As described above, if your policy lapses with outstanding Policy Debt, you will have an income tax liability to the extent the Policy Debt exceeds the Policy basis. This means that you may have to pay income tax for a year in which you did not receive any cash from the policy.
Interest paid by individual Owners of a Policy will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by business Owners of a Policy. (See “Business-Owned Life Insurance”).
Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy covering the same Insured (or, in the case of survivorship life insurance, covering the Insureds or a surviving Insured). The Code also allows certain policies to be exchanged for stand-alone and combination long-term care policies on a tax-free basis. Policies that are exchanged for life insurance policies after 2019 may only be exchanged for life insurance policies using 2017 CSO mortality tables.Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on a gain-first basis).
Ownership of a Policy, or an interest in the Policy, may be transferred. If the transfer is for a valuable consideration, it is taxable to the extent the sales proceeds or fair market value of property received exceed the basis of the Policy. The transfer of a Policy with a loan in excess of Policy basis is considered a sale to the extent of the loan, and the loan is treated as “sales proceeds” paid to the transferor. If a Policy, or an interest in a Policy were transferred for valuable consideration, the death benefit will be taxable as ordinary income to the extent it exceeds the sum of the purchase price and subsequent premiums paid by the new owner. However, the death benefit will not be taxable if both of the following criteria are satisfied:
1.
The transfer was not a “Reportable Policy Sale,” and
2.
The transferee is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer or the basis of the Policy is carried over, in whole or in part, in the transfer. You should seek qualified tax advice if you plan a transfer of ownership.
A Reportable Policy Sale is defined by Code section 101(a)(3), which was enacted in 2017 as part of the Tax Cuts and Jobs Act. A Reportable Policy Sale occurs when a Policy or an interest in the Policy is transferred, directly or indirectly, for valuable consideration and the acquirer does not have a “substantial family, business, or financial relationship with the insured apart from the acquirer’s interest in” the Policy. An example of an indirect transfer is an acquisition of a partnership that owns the Policy. If a Reportable Policy Sale occurs, the acquirer and the insurance company are required to send information about the sale to the IRS and the transferor.
Where the Policy cash value is distributed as periodic payments under a payment plan, part or all of the taxable payments may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). Under final regulations issued by the IRS, “net investment income” may, among other things, include the transfer of a life insurance policy that constitutes a sale, interest paid on the Death Benefit and taxable distributions from life insurance policies held in arrangements that constitute “passive activities”. You should seek qualified tax advice.
Modified Endowment Contracts (MEC) A modified endowment contract (“MEC”) is a type of life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts. A MEC has less-favorable tax treatment because it is considered to be too investment oriented. Generally, a Policy will be classified as a MEC if the cumulative premiums paid during the first seven Policy Years after issue, or after a “material change” (described below), exceed the policy’s “seven-pay” limit. The seven-year time period is commonly referred to as the “seven-pay period”. Code Section 7702A defines the seven-pay limit as the sum of the Premium Payments (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid-up after seven level annual payments, based on defined interest and mortality assumptions. If premiums in excess of the seven-pay limit are paid during a seven-pay period, a Policy will be a MEC. However, a policy will not be a MEC if the excess premiums are refunded, with interest, within 60 days after the end of the Policy Year in which they are paid. For purposes of measuring this 60-day refund period, the term “Policy Year” refers to the year that starts on the date of a material change if that date is different than the Policy Date. If excess premium is refunded, all Policy values are recalculated as though the excess premium had never been paid.
A Policy can also become a MEC if the benefits under the Policy are reduced during the seven-pay Or, in the case of survivorship life Policies, the lifetime of either Insured. limit
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will be redetermined based on the reduced level of benefits. All premiums paid during the seven-pay period must be retroactively tested against the new, lower, seven-pay limit. If the premiums previously paid are greater than the recalculated seven-pay limit, the Policy will become a MEC. This means that a reduction of Policy benefits can result in a MEC because of premiums paid in prior years even if those premiums did not exceed the policy’s seven-pay limit at the time they were paid. A reduction in benefits includes a decrease in the amount of coverage, the termination or reduction of certain riders, a withdrawal or any other action resulting in a surrender of Policy Value to you according to the terms of the Policy, an election for Paid-up insurance or, in some cases, a lapsing of the Policy where the Policy is not reinstated within 90 days. A life insurance policy which is received in exchange for a MEC will also be considered a MEC. In the case of joint life Policies, the reduction test must be applied during the lifetime of either insured rather than only during seven-pay periods.
Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC. This means that a new seven-pay period begins with a new seven-pay limit. The new seven-pay limit is determined by taking into account the Policy Value of the Policy at the time of such change. A material change could occur as a result of certain changes to the benefits or terms of the Policy, such as a change in a death benefit option or a change in the Insured(s), if allowable under your Policy. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium after the seven-pay period, which could be considered “unnecessary” under the Code.
If a Policy is a MEC, any distribution from the Policy will be treated as a distribution of gain first, subject to ordinary income taxation. Distributions for this purpose include a loan, a withdrawal of Policy Value, a surrender of the Policy, and dividends paid in cash. Distributions taken within the two-year period prior to a Policy becoming a MEC may also be taxed under the MEC tax rules. The Policy basis is increased to the extent a loan is a taxable distribution from a MEC. For these purposes, the term “loan”, includes an increase in Policy Debt due to accrued but unpaid loan interest, or an assignment or pledge of the policy to secure a loan. For MECs, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.
A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 ½ years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the survivorship lives (or survivorship life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.
Estate Tax and Generation Skipping Transfer Taxes If the Insured owns, or has any incidents of ownership in, the Policy, the amount of the Life Insurance Death Benefit will generally be includible in the Insured’s estate for purposes of the federal estate tax and any applicable state inheritance tax. If a Policy is a survivorship life Policy, the Life Insurance Death Benefit will be includible in the estate if the second of the Insureds to die, if that individual owned, or had any incidents of ownership in, the Policy at the time of death. In some circumstances, the Death Benefit of a policy may be included in an Insured’s estate even if not owned at the time of death. This may occur if the Insured transferred an ownership interest, or an incident of ownership, in a policy within three years of death. If the Owner dies, but an Insured is still alive, the fair market value of the Policy will be includible in the Owner’s estate. With appropriate estate planning, an unlimited marital deduction may permit deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.
If ownership of the Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.
An exemption limit of $5 million (single)/$10 million (married) (with inflation indexing after 2011) and a maximum rate of 40% applies for purposes of the estate, gift and generation skipping transfer taxes. In addition, any unused estate exemption limit may be carried over to the surviving spouse.
Business-Owned Life Insurance Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that a portion of the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable to the extent it exceeds the premiums or other consideration the business paid for the policy. This rule does not apply if (i) the insured was an eligible employee and (ii) certain notice and consent requirements were satisfied before the policy was issued. Generally, an eligible employee is someone who was an employee at any time during the 12-month period before death, a director, a person who owns more than 5% of the business, an employee earning more than $120,000 annually (increased for cost of living), one of the highest 5 paid officers or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer. Increases in Policy Value may also be subject to tax under the corporation alternative minimum tax provisions.
Section 264(a)(1) of the Code generally disallows a deduction for Premium Payments on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Interest on debt that is related to or is incurred to purchase or carry life insurance might be deductible in certain, limited, circumstances set forth in Code Section 264. For example, interest paid or accrued for up to an aggregate of $50,000 of indebtedness with respect to life insurance covering a “key person” may be deductible.
40  Custom Variable Universal Life Prospectus

Generally, a key person is defined as an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.
In addition, if a business owns life insurance with cash value, Section 264(f) may disallow a portion of a business’s non-life insurance related interest deduction. The disallowance is based on a ratio that compares the amount of unborrowed life insurance Cash Surrender Value to the adjusted basis of other business assets. Certain policies may be excluded from the disallowance calculation. These include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring an individual who at the time the policy is issued is an employee, director, officer or 20% owner (as well as survivorship life policies insuring 20% owners and their spouses). The IRS has ruled that a policy received in a tax-free exchange is newly issued for this purpose.
The IRS has ruled privately that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.
Special rules under the Code govern how life insurance companies calculate income tax deductions. Under these rules the annual increase in the cash value of life insurance policies owned by life insurance companies may limit the company’s deductions, resulting in an overall increase in its taxable income. In Revenue Procedure 2007-61, the IRS provided a safe harbor under which the annual increase in cash value of life insurance policies covering no more than 35% of the company’s employees, directors, officers and 20% owners will not limit the life insurance company’s deductions. Additionally, the Revenue Procedure included language that the tax-deferred nature of such contracts remains subject to challenge by the IRS under other provisions of the tax law, including judicial doctrines such as the business purpose doctrine.
Split Dollar Arrangements Life insurance purchased under a split dollar arrangement is subject to special tax rules. Treasury regulations regarding the taxation of split dollar arrangements apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the increase in the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.
Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premiums paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.
Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and are assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but IRS Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. These rules became effective December 31, 2008. Congress has also considered limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.
Valuation of Life Insurance Special valuation rules apply to Policies distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Rev. Proc. 2005-25 provides safe harbor formulas for valuing variable and non-variable life insurance. Generally, the safe harbor value is the greater of (i) the sum of the interpolated terminal reserve, any unearned premiums, and a pro rata portion of the estimated dividends for the Policy Year; or (ii) the cash value without reduction for surrender charges (but adjusted by a surrender factor for policies distributed from qualified plans) multiplied by a factor specified in Rev. Proc. 2005-25. These rules do not apply to split dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.
Other Tax Considerations Under Code Section 6011, taxpayers are required to annually report all “reportable transactions”. Regulations under Code Section 6011 provide a list of several types of reportable transactions, some of which may involve life insurance policies. For example, in some circumstances a reportable transaction might exist if life insurance is owned by a welfare benefit plan. “Reportable transactions” also include transactions that create significant differences between the amount of any item for purposes of determining income, gain, expense or loss for tax purposes differs by more than $10 million, on a gross basis, from the amount of the item for purposes for book purposes. However, Rev. Proc. 2004-67 held that the purchase of life insurance policies that creates such a difference does not, by itself, constitute a “reportable transaction.” The rules related to reportable transactions are complicated and you should consult a qualified tax advisor before purchasing any insurance policy as part of a transaction.
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Distribution of the Policy
We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934, an investment adviser registered with the SEC, and is a member of the Financial Industry Regulatory Authority (FINRA) and SIPC. You may obtain information about SIPC, including the SIPC brochure, by contacting SIPC at 202-371-3800 or visiting its website at www.SIPC.org. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.
Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company. For more information on commission amounts see “Charges and Deductions—Commissions Paid to Financial Representatives.”
Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products can qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.
Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy. NMIS registered representatives receive ongoing servicing compensation related to the Policies, but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.

Glossary of Terms
APPLICATION
The form completed by the applicant when applying for coverage under the Policy. This includes any:
1. amendments or endorsements;
2. supplemental Applications;
3. reinstatement Applications; and
4. Policy change Applications.
ATTAINED AGE
The Insured’s Issue Age listed in the Policy schedule pages, plus the number of complete Policy Years that have elapsed since the Policy Date.
CASH SURRENDER VALUE
An amount equal to the Policy Value minus the sum of Policy Debt and any surrender charge. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Accumulated Value After Loan and Surrender Charge may be used in place of Cash Surrender Value. In some circumstances, the terms Accumulated Value After Loan, Accumulated Value After Surrender Charge, or Net Accumulated Value may be used to describe your Cash Surrender Value, as appropriate.
CODE
The Internal Revenue Code of 1986, as amended.
COMPANY
The Northwestern Mutual Life Insurance Company.
DATE OF ISSUE
The date on which insurance coverage takes effect and the date on which the suicide and contestable periods begin. The date is shown in the Policy.
DEATH BENEFIT
The gross amount payable to the Beneficiary upon the death of the Insured, before the deduction of Policy Debt and other adjustments. (See “Life Insurance Benefit” in the Prospectus).
DEATH BENEFIT GUARANTEE GRACE PERIOD
A 61-day period after which the Death Benefit Guarantee will terminate if you do not make a sufficient payment.
DIVISION
A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.
FINANCIAL REPRESENTATIVE
An individual who is authorized to sell you the Policy and who is licensed both as a Northwestern Mutual insurance agent and
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as a registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.
FUND
Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.
GENERAL ACCOUNT
All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.
GOOD ORDER
Your request or payment meets all the current requirements necessary for us to process it. For certain requests this may include, as applicable, the return of proceeds, evidence of insurability, underwriting, MEC-limit (or insurance qualification) requirements, any premium payments due, instructions as to payment due dates, or proper completion of certain Northwestern Mutual forms.
HOME OFFICE
Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.
INCOME PLAN
An optional method of receiving the Death Benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan.”
INITIAL SPECIFIED AMOUNT
The Specified Amount of coverage on the Date of Issue of the Policy.
INSURED
The person named as the Insured on the Application and in the Policy.
INVESTED ASSETS
The sum of all amounts in the Divisions of the Separate Account.
ISSUE AGE
The Insured’s age on his/her birthday nearest the Policy Date.
LIFE INSURANCE BENEFIT
The net amount payable upon the death of the Insured. The Life Insurance Benefit equals the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) reduced by any outstanding Policy Debt and other adjustments if death occurs during a grace period.
LOAN VALUE
An amount equal to 90% of the excess of the Policy Value on the date of the loan over the surrender charge that would be applicable to a surrender on the date of the loan.
MEC
Modified endowment contract as described in Section 7702A of the Internal Revenue Code. A modified endowment contract is a life insurance contract that is considered too investment oriented and is taxed less favorably on lifetime distributions than other life insurance contracts. See the “Tax Considerations” section for more detailed information.
MONTHLY POLICY CHARGE
The amount equal to the sum of:
1. the monthly cost of insurance charge;
2. the monthly underwriting and issue charge;
3. the monthly mortality and expense risk charge;
4. the monthly administrative charge;
5. the monthly deferred sales charge;
6. the monthly cost of any optional benefit, if applicable;
7. the monthly Policy Debt Expense charge, if applicable; and
8. the monthly Death Benefit Guarantee charge, if applicable.
MONTHLY PROCESSING DATE
The first Monthly Processing Date is the Policy Date; thereafter, the Monthly Processing Date is the same day of each month as the Policy Date. If the Monthly Processing Date would otherwise fall on the 29th, 30th, or 31st of the month, monthly processing will occur on that day or on the last day of the month if the month does not have that day.
NET PREMIUM(S)
The amount of Premium Payment remaining after the Premium Expense Charges have been deducted.
NORTHWESTERN MUTUAL
The Northwestern Mutual Life Insurance Company
NYSE
New York Stock Exchange.
OWNER (You, Your)
The person named in the Application as the Owner, or the person who becomes Owner by transfer or succession.
POLICY ANNIVERSARY
The same day and month as the Policy Date in each year following the first Policy Year.
POLICY DATE
The date shown on the Policy Schedule Page from which the following are computed:
1. Policy Year;
2. Policy Anniversary;
3. Monthly Processing Date;
4. Death Benefit Guarantee Period;
5. the Issue Age of Insured; and
6. the Attained Age of the Insured.
POLICY DEBT
The total amount of all outstanding Policy loans, including both principal and accrued interest.
POLICY GRACE PERIOD
A 61-day period after which a Policy will lapse if you do not make a sufficient payment. This period may be longer if mandated by your state.
Custom Variable Universal Life Prospectus  43

POLICY VALUE
The sum of Contract Fund Value and Policy Debt. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Accumulated Value may be used in place of Policy Value. In some circumstances, the terms Accumulated Value After Loan, Accumulated Value After Surrender Charge, or Net Accumulated Value may be used to describe your Policy Value after deductions for a surrender charge or an outstanding loan, as appropriate.
POLICY YEAR
A year that starts on the Policy Date or on a Policy Anniversary.
PORTFOLIO
A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.
PREMIUM PAYMENTS
All payments you make under the Policy other than loan repayments and transaction fees.
SEPARATE ACCOUNT
Northwestern Mutual Variable Life Account II.
SPECIFIED AMOUNT
The amount you select, subject to minimums and underwriting requirements we establish, which is used in determining the insurance coverage on an Insured’s life.
TARGET PREMIUM
An amount based on the Specified Amount, Death Benefit Guarantee Period, any optional benefits, and factors relating to the Insured including but not limited to Issue Age, sex, and underwriting classification, used to compute part of the Premium Expense Charge, the Deferred Sales Charge, the Surrender Charge and the sales commission.
UNIT
An accounting unit of measure representing the value in one or more Divisions of the Separate Account.
UNIT VALUE
The value of a particular Unit at a particular time. Unit Value is analogous, but not the same as, the share price of a Portfolio in which a Division invests. It may fluctuate from one Valuation Period to the next.
VALUATION DATE
Any day the NYSE is open for trading, except for any days specified in the Policy’s prospectus including any day a Portfolio does not value its shares. A Valuation Date ends when the NYSE closes.
VALUATION PERIOD
The time between the close of trading on the NYSE on a Valuation Date and the close of trading on the next Valuation Date.
44  Custom Variable Universal Life Prospectus

APPENDIX A—Portfolios Available under Your Policy
The following is a list of Portfolios available under your Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.nmprospectus.com. You can also request this information at no cost by calling (866) 464-3800 or by sending an email request to vavldocrequest@northwesternmutual.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2020)
				1 Year	5 Year	10 Year
Long-term growth of capital; current income is a secondary objective	Growth Stock Portfolio[2]	Mason Street Advisors, LLC (MSA)/T. Rowe Price Associates, Inc.	0.42%[1]	34.97%	17.68%	14.73%
Long-term growth of capital	Focused Appreciation Portfolio[2]	MSA/Loomis, Sayles & Company, L.P.	0.62%[1]	32.55%	19.30%	15.90%
Long-term growth of capital and income	Large Cap Core Stock Portfolio[2]	MSA/ Wellington Management Company LLP	0.44%[1]	22.74%	15.24%	11.73%
Long-term growth of capital and income	Large Cap Blend Portfolio[2]	MSA/ Fiduciary Management, Inc.	0.81%[1]	10.05%	12.18%	11.14%
Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	Index 500 Stock Portfolio[2]	MSA/Black Rock Advisors, LLC	0.20%[1]	18.18%	14.97%	13.64%
Long-term growth of capital; income is a secondary objective	Large Company Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.77%[1]	2.64%	9.11%	10.06%
Long-term growth of capital and income	Domestic Equity Portfolio[2]	MSA/Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust	0.52%[1]	0.73%	9.11%	10.53%
Long-term growth of capital and income	Equity Income Portfolio[2]	MSA/ T. Rowe Price Associates, Inc	0.58%[1]	1.20%	9.98%	9.30%
Long-term growth of capital	Mid Cap Growth Stock Portfolio[2]	MSA/ Wellington Management Company LLP	0.54%	25.41%	13.38%	10.44%
Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Stock Price Index	Index 400 Stock Portfolio[2]	MSA/Northern trust Investments, Inc.	0.26%[1]	13.37%	12.05%	11.23%
Long-term growth of capital; current incomes is a secondary objective	Mid Cap Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.76%[1]	1.67%	9.54%	10.61%
Long-term growth of capital	Small Cap Growth Stock Portfolio[2]	MSA/ Wellington Management Company LLP	0.56%	33.47%	16.90%	13.38%
Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	Index 600 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.31%	10.93%	12.03%	11.55%
Long-term growth of capital	Small Cap Value Portfolio[2]	MSA/ T. Rowe Price Associates, Inc	0.95%	9.29%	12.16%	9.78%
Custom Variable Universal Life Prospectus  45

Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2020)
				1 Year	5 Year	10 Year
Long-term growth of capital	International Growth Portfolio[2]	MSA/FIAM LLC	0.63%	17.91%	12.11%	7.39%
Capital appreciation	Research International Core Portfolio[2]	MSA/ Massachusetts Financial Services Company	0.76%[1]	13.46%	9.76%	6.21%
Long-term growth of capital; any income realized will be incidental	International Equity Portfolio[2]	MSA/Templeton Investment Counsel, LLC	0.54%[1]	-2.71%	3.12%	3.26%
Capital appreciation	Emerging Markets Equity Portfolio[2]	MSA/ Aberdeen Asset Managers Limited	0.93%[1]	26.86%	12.97%	3.33%
Maximum current income to the extent consistent with liquidity and stability of capital[3]	Government Money Market Portfolio	MSA/BlackRock Advisors, LLC	0.33%	0.31%	0.90%	0.50%
Provide as high a level of current income as is consistent with prudent investment risk	Short-Term Bond Portfolio[2]	MSA/ T. Rowe Price Associates, Inc	0.39%	4.29%	2.60%	1.72%
Provide as high a level of total return consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Select Bond Portfolio[2]	MSA/Wells Capital Management, Inc.	0.31%[1]	8.98%	4.75%	3.95%
Maximum total return, consistent with preservation of capital and prudent investment management	Long-Term U.S. Government Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	0.94%	17.37%	7.33%	7.25%
Pursue total return using a strategy that seeks to protect against U.S. inflation	Inflation Protection Portfolio[2]	MSA/American Century Investment Management, Inc.	0.56%[1]	9.57%	4.75%	3.43%
High current income and capital appreciation	High Yield Bond Portfolio[2]	MSA/Federated Investment Management Company	0.45%	6.64%	7.88%	6.28%
Maximum total return, consistent with prudent investment management	Multi-Sector Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	0.73%[1]	6.13%	7.54%	5.60%
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	Balanced Portfolio[2]	MSA	0.50%[1]	12.49%	8.86%	7.30%
Realize as high a level of total return as is consistent with reasonable investment risk	Asset Allocation Portfolio[2]	MSA	0.59%[1]	13.43%	10.10%	8.17%
Long-term growth of capital	Fidelity® VIP Mid Cap Portfolio – Initial Class[4]	Fidelity Management & Research Company LLC (FMR)[5]	0.62%	18.19%	11.07%	9.50%
Long-term capital appreciation	Fidelity® VIP Contrafund® Portfolio – Initial Class[4]	FMR[5]	0.61%	30.57%	16.19%	13.52%
46  Custom Variable Universal Life Prospectus

Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2020)
				1 Year	5 Year	10 Year
Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s environmental, social and governance criteria	Sustainable Equity Portfolio[6]	Neuberger Berman Investment Advisers LLC	0.92%	19.56%	13.05%	11.62%
Long-term growth of capital	U.S. Strategic Equity Fund[7]	Russell Investment Management LLC (RIM)[8]	0.84%	23.84%	14.27%	12.79%
Long-term growth of capital	U.S. Small Cap Equity Fund[7]	RIM[8]	1.25%	12.70%	10.84%	9.37%
Current income and long- term growth of capital	Global Real Estate Securities Fund[7]	RIM[8]	0.91%	-5.18%	4.61%	5.88%
Long-term growth of capital	International Developed Markets Fund[7]	RIM[8]	1.06%	5.08%	6.50%	5.10%
Provide total return	Strategic Bond Fund[7]	RIM[8]	0.69%	8.43%	4.69%	4.00%
Current income and moderate long-term capital appreciation	LifePoints® Variable Target Portfolio Series Moderate Strategy Fund[7]	RIM[8]	0.86%[1]	6.40%	6.15%	5.13%
Above-average long-term capital appreciation and a moderate level of current income	LifePoints® Variable Target Portfolio Series Balanced Strategy Fund[7]	RIM[8]	0.95%[1]	7.65%	7.37%	6.10%
High long-term capital appreciation; and as a secondary objective, current income	LifePoints® Variable Target Portfolio Series Growth Strategy Fund[7]	RIM[8]	1.01%[1]	9.75%	8.62%	6.76%
High long-term capital appreciation	LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund[7]	RIM[8]	1.04%[1]	8.26%	8.93%	7.09%
Total return	Commodity Return Strategy Portfolio – Class 2[9]	Credit Suisse Asset Management, LLC	0.80%[1]	28.52%[10]	N/A	N/A
1
This reflects an expense reimbursement and/or fee waiver arrangement that is in place and reported in the Portfolio’s registration statement. This agreement may be terminated in the future and, therefore, the expense figures shown reflect temporary fee reductions.
2
A series of Northwestern Mutual Series Fund, Inc., for which MSA, our wholly-owned company, serves as investment adviser.
3
Although the Government Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Government Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
4
The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products Fund III and the Variable Insurance Products Fund II, respectively.
5
The following affiliates of Fidelity Management & Research Company also assist with foreign investments for each Portfolio: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.
6
A series of Neuberger Berman Advisers Management Trust.
7
A series of Russell Investment Funds.
8
Assets of each Portfolio are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC, the investment adviser for the Russell Investment Funds.
9
A series of Credit Suisse Trust.
10
Return represents performance from May 1, 2020 (inception date) to December 31, 2020.
Custom Variable Universal Life Prospectus  47

Appendix B
Examples of the Death Benefit Guarantee Tests
The Death Benefit Guarantee prevents the Policy from terminating during the Death Benefit Guarantee Period. In order to maintain the Death Benefit Guarantee, and prevent termination of the Policy during the Death Benefit Guarantee Period, at least one of two tests must be met, either the Benchmark Premium Test or the Benchmark Cash Value Test. In general, the Benchmark Premium Test will be met if cumulative Premiums Payments, less Principal Loan Balance (outstanding loans and interest added to principal) and cumulative withdrawals, are equal to or greater than the cumulative Death Benefit Guarantee Benchmark Premium. (See the “Benchmark Premium Test” section of the prospectus for a description of the cumulative Death Benefit Guarantee Benchmark Premium.) For all Policies with the Death Benefit Guarantee, the Benchmark Premium Test will be performed on each Monthly Processing Date during the Death Benefit Guarantee Period or until the Policy Anniversary nearest the Insured’s 121st birthday, if sooner.
If the Benchmark Premium Test is not met on a Monthly Processing Date, additional Premium Payments can be made for up to 60 days after the Monthly Processing Date to meet the Benchmark Premium Test. However, once the Benchmark Premium Test has not been met for 61 consecutive days, the Owner will be unable to reinstate the Benchmark Premium Test and the Death Benefit Guarantee will terminate unless the Benchmark Cash Value Test has been met as described below.
For Policies eligible for the Benchmark Cash Value Test, the Benchmark Cash Value Test offers an alternative way to maintain the Death Benefit Guarantee without requiring the payment of additional Premiums for the lifetime of the Insured. (See “Death Benefit Guarantee Test” section of the prospectus for a description of the criteria that must be met to use the Benchmark Cash Value Test.) In general, the Benchmark Cash Value Test determines whether the Cash Surrender Value is sufficient to fund the Policy for the lifetime of the Insured, assuming a 4% net investment rate of return and mortality and optional benefit charges not in excess of guaranteed maximum rates. The Benchmark Cash Value is the minimum amount of Cash Surrender Value needed to pass the Benchmark Cash
Value Test at any given point in time. (See the “Benchmark Cash Value Test” section of the prospectus for a description of the Benchmark Cash Value.)
Under the Benchmark Cash Value Test, if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value on a Monthly Processing Date while the Death Benefit Guarantee is in effect, the Death Benefit Guarantee will continue to remain in effect, regardless of investment performance of the Divisions of the Separate Account, as long as the Owner does not take a Policy loan or withdrawal, does not fail to pay accrued loan interest when due, and does not change the terms of the Policy in a manner that results in an increase in the Company’s risk (such as adding an optional benefit). Loans, withdrawals, the accrual of Policy loan interest to principal, and certain changes in the Policy are referred to as Retest Events. Policy loan interest accrues daily and, if not paid when due, is added to the Principal Loan Balance on each Policy Anniversary. If a Retest Event occurs, we will apply the Benchmark Cash Value Test at that time. The Cash Surrender Value at the time a Retest Event occurs must be greater than or equal to the Benchmark Cash Value for the Benchmark Cash Value Test to be met.
The following examples illustrate the performance of the Benchmark Premium Test and the Benchmark Cash Value Test. Each example is based on a Policy with a Specified Amount of $350,000, Death Benefit Option A, Lifetime Death Benefit Guarantee Period, and an Insured with the following characteristics: Male, Issue Age 35, Premier Non-tobacco underwriting classification. The monthly Benchmark Premium in each example is $337.33, with the annual Benchmark Premium equal to $4,047.96.
THE HYPOTHETICAL VALUES SHOWN IN EACH OF THE EXAMPLES BELOW ARE FOR EXPLANATORY PURPOSES ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF THE VALUES THAT WOULD APPLY UNDER YOUR POLICY. AMONG OTHER THINGS, BOTH THE CUMULATIVE BENCHMARK PREMIUM AND THE BENCHMARK CASH VALUE WILL VARY BASED UPON FACTORS SUCH AS THE SPECIFIED AMOUNT AND THE CHARACTERISTICS OF THE INSURED.
48  Custom Variable Universal Life Prospectus

Example One: Benchmark Premium Test
In the example below, the Benchmark Premium Test is met each Policy Month because the monthly Premium Payment always equals the monthly Benchmark Premium and no loans or withdrawals are made under the Policy. Therefore, for each Policy Month illustrated below, cumulative Premium Payments always equal the cumulative Benchmark Premiums, and there are no loans or withdrawals. Thus, the Benchmark Premium Test is always met. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.
Policy Year	Policy Month	Monthly Premium Payment	Cumulative Premiums Paid	Cumulative Benchmark Premiums	Benchmark Premium Test*
1	1	337	337	337	Met
1	2	337	675	675	Met
1	3	337	1,012	1,012	Met
1	4	337	1,349	1,349	Met
1	5	337	1,687	1,687	Met
1	6	337	2,024	2,024	Met
1	7	337	2,361	2,361	Met
1	8	337	2,699	2,699	Met
1	9	337	3,036	3,036	Met
1	10	337	3,373	3,373	Met
1	11	337	3,711	3,711	Met
1	12	337	4,048	4,048	Met
2	13	337	4,385	4,385	Met
2	14	337	4,723	4,723	Met
2	15	337	5,060	5,060	Met
2	16	337	5,397	5,397	Met
2	17	337	5,735	5,735	Met
2	18	337	6,072	6,072	Met
2	19	337	6,409	6,409	Met
2	20	337	6,747	6,747	Met
2	21	337	7,084	7,084	Met
2	22	337	7,421	7,421	Met
2	23	337	7,759	7,759	Met
2	24	337	8,096	8,096	Met
3	25	337	8,433	8,433	Met
3	26	337	8,771	8,771	Met
3	27	337	9,108	9,108	Met
3	28	337	9,445	9,445	Met
3	29	337	9,783	9,783	Met
3	30	337	10,120	10,120	Met
3	31	337	10,457	10,457	Met
3	32	337	10,795	10,795	Met
3	33	337	11,132	11,132	Met
3	34	337	11,469	11,469	Met
3	35	337	11,807	11,807	Met
3	36	337	12,144	12,144	Met
*
Assumes that premiums are paid on the first day of each Policy Month (the Monthly Processing Date). Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and maintaining the Death Benefit Guarantee.
Custom Variable Universal Life Prospectus  49

Example Two: Benchmark Premium Test
In the example below, only one Premium Payment is made during the first 24 Policy Months. The Premium Payment, made on the first Monthly Processing Date, is greater than the cumulative Benchmark Premiums for the first 17 Policy Months. There are no loans or withdrawals. Accordingly, the Benchmark Premium Test is met for the first 17 Policy Months, but is not met in any future Policy Month. Even though the Owner makes a second Premium Payment in the 25th Policy Month that results in cumulative Premium Payments exceeding cumulative Benchmark Premiums in future Policy Months, the Benchmark Premium Test is not met at that time or thereafter because the Benchmark Premium Test became unavailable 61 days after the Monthly Processing Date at the beginning of the 18th Policy Month. As noted above, the Benchmark Premium Test is not available after it has not been met for 61 consecutive days, and it cannot be reinstated. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.
Policy Year	Policy Month	Monthly Premium Payment	Cumulative Premiums Paid	Cumulative Benchmark Premiums	Benchmark Premium Test*
1	1	6,000	6,000	337	Met
1	2	0	6,000	675	Met
1	3	0	6,000	1,012	Met
1	4	0	6,000	1,349	Met
1	5	0	6,000	1,687	Met
1	6	0	6,000	2,024	Met
1	7	0	6,000	2,361	Met
1	8	0	6,000	2,699	Met
1	9	0	6,000	3,036	Met
1	10	0	6,000	3,373	Met
1	11	0	6,000	3,711	Met
1	12	0	6,000	4,048	Met
2	13	0	6,000	4,385	Met
2	14	0	6,000	4,723	Met
2	15	0	6,000	5,060	Met
2	16	0	6,000	5,397	Met
2	17	0	6,000	5,735	Met
2	18	0	6,000	6,072	Not Met
2	19	0	6,000	6,409	Not Met
2	20	0	6,000	6,747	Not Met
2	21	0	6,000	7,084	Not Met
2	22	0	6,000	7,421	Not Met
2	23	0	6,000	7,759	Not Met
2	24	0	6,000	8,096	Not Met
3	25	6,000	12,000	8,433	Not Met
3	26	0	12,000	8,771	Not Met
3	27	0	12,000	9,108	Not Met
3	28	0	12,000	9,445	Not Met
3	29	0	12,000	9,783	Not Met
3	30	0	12,000	10,120	Not Met
3	31	0	12,000	10,457	Not Met
3	32	0	12,000	10,795	Not Met
3	33	0	12,000	11,132	Not Met
3	34	0	12,000	11,469	Not Met
3	35	0	12,000	11,807	Not Met
3	36	0	12,000	12,144	Not Met
*
Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and maintaining the Death Benefit Guarantee.
50  Custom Variable Universal Life Prospectus

Example Three: Benchmark Cash Value Test
In the example below, the Benchmark Cash Value Test is met in the 8th Policy Year when the Cash Surrender Value first exceeds the Benchmark Cash Value. The Death Benefit Guarantee is maintained in prior Policy Years because the Benchmark Premium Test is met in each month of those Policy Years. Once the Benchmark Cash Value Test is met, it continues to be met, without any additional Premium Payments and regardless of changes in the Cash Surrender Value resulting from the investment performance of the Divisions of the Separate Account, as long as a Retest Event does not occur. As shown below, the Benchmark Cash Value Test is met in the 8th Policy Year and all following Policy Years, and the Death Benefit Guarantee remains in place even though the Benchmark Premium Test ceases to be met in the 20th Policy Year and thereafter. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.
End of Policy Year	Annual Premium Payment*	Benchmark Premium Test**	Cash Surrender Value**#	Benchmark Cash Value	Benchmark Cash Value Test**
1	11,411	Met	8,554	73,269	Not Met
2	11,411	Met	19,844	75,877	Not Met
3	11,411	Met	31,898	78,582	Not Met
4	11,411	Met	44,762	81,372	Not Met
5	11,411	Met	58,493	84,256	Not Met
6	11,411	Met	73,551	87,234	Not Met
7	11,411	Met	89,603	90,307	Not Met
8	0	Met	95,226	93,468	Met
9	0	Met	101,198	96,719	Met
10	0	Met	107,532	100,055	Met
11	0	Met	114,728	103,474	Met
12	0	Met	122,404	106,981	Met
13	0	Met	130,590	110,583	Met
14	0	Met	139,321	114,300	Met
15	0	Met	148,628	118,139	Met
16	0	Met	158,549	122,094	Met
17	0	Met	169,116	126,158	Met
18	0	Met	180,366	130,316	Met
19	0	Met	192,346	134,572	Met
20	0	Not Met	205,119	138,908	Met
21	0	Not Met	218,858	143,308	Met
22	0	Not Met	233,507	147,774	Met
23	0	Not Met	249,132	152,310	Met
24	0	Not Met	265,781	156,937	Met
25	0	Not Met	283,516	161,658	Met
26	0	Not Met	302,403	166,450	Met
27	0	Not Met	322,511	171,297	Met
28	0	Not Met	343,909	176,173	Met
29	0	Not Met	366,668	181,062	Met
30	0	Not Met	390,855	185,966	Met
*
Assumes premiums paid at beginning of Policy Year.
**
Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and the Benchmark Cash Value Test and maintaining the Death Benefit Guarantee. Policy loans and withdrawals also constitute Retest Events under the Benchmark Cash Value Test. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event.
#
Assumes a hypothetical net annual investment rate of return of 7% in all Policy Years. The actual investment rate of return will impact the Cash Surrender Value, but not the Benchmark Cash Value. All else being equal, a lower investment rate of return will result in the Benchmark Cash Value Test being met at a later duration, if at all.
Custom Variable Universal Life Prospectus  51

Example Four: Benchmark Cash Value Test
This example is similar to Example Three, except that here the hypothetical net annual investment rate of return is 0% in Policy Years 11-30. The Benchmark Cash Value Test is met in Policy Year 8. Notwithstanding poor investment performance in Policy Years 11-30, and even though the Cash Surrender Value falls below the Benchmark Cash Value in Policy Year 12, the Benchmark Cash Value Test continues to be met in all Policy Years. This example also assumes that no Retest Event (for example, a Policy Loan or withdrawal) occurs during or after Policy Year 8. If a Retest Event had occurred during or after Policy Year 8, the Cash Surrender Value and Benchmark Cash Value would have been re-determined, and the Benchmark Cash Value Test may or may not have been met at that time. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.
End of Policy Year	Annual Premium Payment*	Benchmark Premium Test**	Cash Surrender Value**#	Benchmark Cash Value	Benchmark Cash Value Test**
1	11,411	Met	8,554	73,269	Not Met
2	11,411	Met	19,844	75,877	Not Met
3	11,411	Met	31,898	78,582	Not Met
4	11,411	Met	44,762	81,372	Not Met
5	11,411	Met	58,493	84,256	Not Met
6	11,411	Met	73,551	87,234	Not Met
7	11,411	Met	89,603	90,307	Not Met
8	0	Met	95,226	93,468	Met
9	0	Met	101,198	96,719	Met
10	0	Met	107,532	100,055	Met
11	0	Met	107,219	103,474	Met
12	0	Met	106,899	106,981	Met
13	0	Met	106,565	110,583	Met
14	0	Met	106,215	114,300	Met
15	0	Met	105,843	118,139	Met
16	0	Met	105,447	122,094	Met
17	0	Met	105,020	126,158	Met
18	0	Met	104,556	130,316	Met
19	0	Met	104,056	134,572	Met
20	0	Not Met	103,529	138,908	Met
21	0	Not Met	103,033	143,308	Met
22	0	Not Met	102,504	147,774	Met
23	0	Not Met	101,941	152,310	Met
24	0	Not Met	101,330	156,937	Met
25	0	Not Met	100,665	161,658	Met
26	0	Not Met	99,940	166,450	Met
27	0	Not Met	99,143	171,297	Met
28	0	Not Met	98,266	176,173	Met
29	0	Not Met	97,294	181,062	Met
30	0	Not Met	96,207	185,966	Met
*
Assumes premiums paid at beginning of Policy Year.
**
Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and the Benchmark Cash Value Test and maintaining the Death Benefit Guarantee. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event.
#
Assumes a hypothetical net annual investment rate of return of 7% in Policy Years 1-10 and 0% in Policy Years 11-30.
52  Custom Variable Universal Life Prospectus

Example Five: Benchmark Cash Value Test
Example Five is similar to Example Three; however, unlike Example Three, Example Five illustrates the effect of a Retest Event. The Benchmark Cash Value Test is met in Policy Year 8. As shown below, in Policy Year 11, the Owner makes a withdrawal— a Retest Event—of $40,000 under the Policy. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event. Since the Benchmark Cash Value at the time of the withdrawal exceeds the Cash Surrender Value, the Benchmark Cash Value Test is not met. The Benchmark Premium Test is also not met at the time of the withdrawal in Policy Year 11. Because neither the Benchmark Premium Test nor the Benchmark Cash Value Test has been met, the Death Benefit Guarantee terminates. Once the Death Benefit Guarantee terminates, it cannot be reinstated, even though the Cash Surrender Value later exceeds the Benchmark Cash Value in Policy Year 23. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.
End of Policy Year	Annual Premium Payment*	Benchmark Premium Test**	Cash Surrender Value**#	Benchmark Cash Value	Benchmark Cash Value Test**
1	11,411	Met	8,554	73,269	Not Met
2	11,411	Met	19,844	75,877	Not Met
3	11,411	Met	31,898	78,582	Not Met
4	11,411	Met	44,762	81,372	Not Met
5	11,411	Met	58,493	84,256	Not Met
6	11,411	Met	73,551	87,234	Not Met
7	11,411	Met	89,603	90,307	Not Met
8	0	Met	95,226	93,468	Met
9	0	Met	101,198	96,719	Met
10	0	Met	107,532	100,055	Met
11	0	Not Met	71,993	103,474	Not Met
12	0	Not Met	76,753	106,981	Not Met
13	0	Not Met	81,828	110,583	Not Met
14	0	Not Met	87,242	114,300	Not Met
15	0	Not Met	93,014	118,139	Not Met
16	0	Not Met	99,167	122,094	Not Met
17	0	Not Met	105,724	126,158	Not Met
18	0	Not Met	112,710	130,316	Not Met
19	0	Not Met	120,156	134,572	Not Met
20	0	Not Met	128,108	138,908	Not Met
21	0	Not Met	136,676	143,308	Not Met
22	0	Not Met	145,825	147,774	Not Met
23	0	Not Met	155,584	152,310	Not Met
24	0	Not Met	165,983	156,937	Not Met
25	0	Not Met	177,060	161,658	Not Met
26	0	Not Met	188,857	166,450	Not Met
27	0	Not Met	201,416	171,297	Not Met
28	0	Not Met	214,781	176,173	Not Met
29	0	Not Met	228,996	181,062	Not Met
30	0	Not Met	244,103	185,966	Not Met
*
Assumes premiums paid at beginning of Policy Year.
**
Assumes a hypothetical net annual investment rate of return of 7% in all Policy Years.
#
Assumes a withdrawal of $40,000 in Policy Year 11. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and the Benchmark Cash Value Test and maintaining the Death Benefit Guarantee. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event.
Custom Variable Universal Life Prospectus  53

Additional Information
More information about your Policy and Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this Prospectus, is incorporated by reference into this Prospectus, and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Separate Account’s SAI, or current annual report, or to request other information about the Policy or to make investor inquiries, call (866) 464-3800. Under certain circumstances you or your Financial Representative may be able to obtain these documents online at www.nmprospectus.com. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Edgar Contract Identifier C000037773
54  Custom Variable Universal Life Prospectus

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II
(Account)
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
(Depositor)
720 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202
1-866-464-3800
STATEMENT OF ADDITIONAL INFORMATION
Custom Variable Universal Life
We no longer issue the Policy described in this Statement of Additional Information.
The Policies we currently offer are described in separate Prospectuses and
Statements of Additional Information.

This Statement of Additional Information (“SAI”) contains additional information regarding the Custom Variable Universal Life insurance policy (the “Policy”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy (the “Prospectus”) dated May 1, 2021. You may obtain a copy of the Prospectus by writing or calling Northwestern Mutual at the address or phone number shown above, or by visiting www.nmprospectus.com. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.
The date of this Statement of Additional Information is May 1, 2021.

Table of Contents
Page
DISTRIBUTION OF THE Policy	B-3
EXPERTS	B-3

DISTRIBUTION OF THE Policy
Northwestern Mutual Investment Services, LLC (“NMIS”), our wholly-owned company, is the principal underwriter and distributor of the Policy. NMIS is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Policy is offered on a continuous basis exclusively through our Financial Representatives, who are also registered representatives of NMIS.
NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during the last three fiscal years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers.
Year	Amount
2020	$52,135,241
2019	$38,385,091
2018	$30,920,249
NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.
EXPERTS
The statutory financial statements of The Northwestern Mutual Life Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020, and the financial statements of Northwestern Mutual Variable Life Account II as of December 31, 2020 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 833 East Michigan Street, Suite 1200, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2020

Northwestern Mutual Variable Life Account II

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Northwestern Mutual Life Insurance Company and the Policyowners of Northwestern Mutual Variable Life Account II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of Northwestern Mutual Variable Life Account II indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of Northwestern Mutual Variable Life Account II as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Growth Stock Division (1)	Mid Cap Value Division (1)	Select Bond Division (1)	U.S. Strategic Equity Division (1)
Focused Appreciation Division (1)	Small Cap Growth Stock Division (1)	Long-Term U.S. Government Bond Division (1)	U.S. Small Cap Equity Division (1)
Large Cap Core Stock Division (1)	Index 600 Stock Division (1)	Inflation Protection Division (1)	International Developed Markets Division (1)
Large Cap Blend Division (1)	Small Cap Value Division (1)	High Yield Bond Division (1)	Strategic Bond Division (1)
Index 500 Stock Division (1)	International Growth Division (1)	Multi-Sector Bond Division (1)	Global Real Estate Securities Division (1)
Large Company Value Division (1)	Research International Core Division (1)	Balanced Division (1)	LifePoints Moderate Strategy Division (1)
Domestic Equity Division (1)	International Equity Division (1)	Asset Allocation Division (1)	LifePoints Balanced Strategy Division (1)
Equity Income Division (1)	Emerging Markets Equity Division (1)	Fidelity VIP Mid Cap Division (1)	LifePoints Growth Strategy Division (1)
Mid Cap Growth Stock Division (1)	Government Money Market Division (1)	Fidelity VIP Contrafund Division (1)	LifePoints Equity Growth Strategy Division (1)
Index 400 Stock Division (1)	Short-Term Bond Division (1)	AMT Sustainable Equity Division (1)	Credit Suisse Trust Commodity Return Strategy Division (1)
(1) Statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019

Basis for Opinions

These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of Northwestern Mutual Variable Life Account II based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of Northwestern Mutual Variable Life Account II in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the custodians and the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

April 26, 2021

We have served as the auditor of one or more of the divisions of Northwestern Mutual Variable Life Account II since 2007.

2

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2020 (in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division		Index 500 Stock Division
Assets:
Investments, at fair value (1)	$19,624	$29,745	$12,399	$2,320		$200,038
Northwestern Mutual Series Fund, Inc.
Fidelity Variable Insurance Products Fund	-	-	-	-		-
Neuberger Berman Advisers Management Trust	-	-	-	-		-
Russell Investment Funds	-	-	-	-		-
Credit Suisse Trust	-	-	-	-		-
Due from Northwestern Mutual Life Insurance Company	1	-	3	-		16
Total Assets	19,625	29,745	12,402	2,320		200,054

Liabilities:
Due to Participants	-	-	-	-		-
Total Liabilities	-	-	-	-		-

Total Net Assets	$19,625	$29,745	$12,402	$2,320		$200,054

Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)
Policyowners’ Equity	$9,794	$23,348	$7,351	$2,202		$152,444
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)
Policyowners’ Equity	8,923	3,347	3,319	5		16,865
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)
Policyowners’ Equity	338	2,197	1,489	85		10,847
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)
Policyowners’ Equity	456	853	163	28		19,420
Executive Variable Universal Life II Policies Issued
On or After November 11, 2019 (6)
Policyowners’ Equity	114	-	80	-		478

Total Net Assets	$19,625	$29,745	$12,402	$2,320		$200,054

(1) Investments, at cost	$17,355	$20,653	$10,472	$2,106		$158,251
Mutual Fund Shares Held	5,445	7,405	6,485	1,850		30,304
(2) Accumulation Unit Value	$130.365531	$91.289389	$80.301917	$23.385328		$210.492951
Units Outstanding	75	256	91	94		725
(3) Accumulation Unit Value	$130.365531	$91.289389	$80.301917	$23.385328		$210.492951
Units Outstanding	68	37	41	-	(a)	80
(4) Accumulation Unit Value	$130.365531	$91.289389	$80.301917	$23.385328		$210.492951
Units Outstanding	3	24	19	4		52
(5) Accumulation Unit Value	$130.365531	$91.289389	$80.301917	$23.385328		$210.492951
Units Outstanding	4	9	2	1		92
(6) Accumulation Unit Value	$130.365531	$91.289389	$80.301917	$23.385328		$210.492951
Units Outstanding	1	-	1	-		2

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2020 (in thousands, except accumulation unit values)

	Large Company Value Division		Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division		Index 400 Stock Division
Assets:
Investments, at fair value (1)	$3,476		$28,844	$15,352	$11,772		$48,507
Northwestern Mutual Series Fund, Inc.
Fidelity Variable Insurance Products Fund	-		-	-	-		-
Neuberger Berman Advisers Management Trust	-		-	-	-		-
Russell Investment Funds	-		-	-	-		-
Credit Suisse Trust	-		-	-	-		-
Due from Northwestern Mutual Life Insurance Company	24		1	-	3		8
Total Assets	3,500		28,845	15,352	11,775		48,515

Liabilities:
Due to Participants	-		-	-	-		-
Total Liabilities	-		-	-	-		-

Total Net Assets	$3,500		$28,845	$15,352	$11,775		$48,515

Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)
Policyowners’ Equity	$2,209		$22,734	$12,422	$6,551		$39,877
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)
Policyowners’ Equity	659		3,423	1,912	3,886		3,440
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)
Policyowners’ Equity	498		1,016	882	968		2,215
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)
Policyowners’ Equity	133		1,645	136	298		2,930
Executive Variable Universal Life II Policies Issued
On or After November 11, 2019 (6)
Policyowners’ Equity	1		27	-	72		53

Total Net Assets	$3,500		$28,845	$15,352	$11,775		$48,515

(1) Investments, at cost	$3,329		$27,182	$15,471	$9,275		$42,563
Mutual Fund Shares Held	3,472		17,566	9,390	2,876		22,561
(2) Accumulation Unit Value	$20.613433		$35.463950	$40.954303	$193.811117		$75.180406
Units Outstanding	106		641	302	35		530
(3) Accumulation Unit Value	$20.613433		$35.463950	$40.954303	$193.811117		$75.180406
Units Outstanding	32		97	47	20		46
(4) Accumulation Unit Value	$20.613433		$35.463950	$40.954303	$193.811117		$75.180406
Units Outstanding	24		29	22	5		29
(5) Accumulation Unit Value	$20.613433		$35.463950	$40.954303	$193.811117		$75.180406
Units Outstanding	7		46	3	2		39
(6) Accumulation Unit Value	$20.613433		$35.463950	$40.954303	$193.811117		$75.180406
Units Outstanding	-	(a)	1	-	-	(a)	1

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2020 (in thousands, except accumulation unit values)

	Mid Cap Value Division		Small Cap Growth Stock Division	Index 600 Stock Division		Small Cap Value Division	International Growth Division
Assets:
Investments, at fair value (1)	$16,572		$20,575	$23,241		$11,353	$35,797
Northwestern Mutual Series Fund, Inc.
Fidelity Variable Insurance Products Fund	-		-	-		-	-
Neuberger Berman Advisers Management Trust	-		-	-		-	-
Russell Investment Funds	-		-	-		-	-
Credit Suisse Trust	-		-	-		-	-
Due from Northwestern Mutual Life Insurance Company	-		-	7		-	1
Total Assets	16,572		20,575	23,248		11,353	35,798

Liabilities:
Due to Participants	-		-	-		-	-
Total Liabilities	-		-	-		-	-

Total Net Assets	$16,572		$20,575	$23,248		$11,353	$35,798

Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)
Policyowners’ Equity	$13,275		$13,913	$18,611		$9,995	$30,844
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)
Policyowners’ Equity	1,649		4,121	2,180		887	1,187
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)
Policyowners’ Equity	644		1,530	617		359	1,860
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)
Policyowners’ Equity	989		955	1,828		112	1,887
Executive Variable Universal Life II Policies Issued
On or After November 11, 2019 (6)
Policyowners’ Equity	15		56	12		-	20

Total Net Assets	$16,572		$20,575	$23,248		$11,353	$35,798

(1) Investments, at cost	$15,941		$15,696	$20,305		$10,992	$26,078
Mutual Fund Shares Held	10,037		6,014	15,515		5,156	16,735
(2) Accumulation Unit Value	$50.098747		$104.149054	$30.394793		$57.260960	$34.110132
Units Outstanding	264		133	613		175	903
(3) Accumulation Unit Value	$50.098747		$104.149054	$30.394793		$57.260960	$34.110132
Units Outstanding	33		40	72		15	35
(4) Accumulation Unit Value	$50.098747		$104.149054	$30.394793		$57.260960	$34.110132
Units Outstanding	13		15	20		6	55
(5) Accumulation Unit Value	$50.098747		$104.149054	$30.394793		$57.260960	$34.110132
Units Outstanding	20		9	60		2	55
(6) Accumulation Unit Value	$50.098747		$104.149054	$30.394793		$57.260960	$34.110132
Units Outstanding	-	(a)	1	-	(a)	-	1

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2020 (in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division		Short-Term Bond Division
Assets:
Investments, at fair value (1)	$32,857	$51,096	$45,845	$22,436		$4,044
Northwestern Mutual Series Fund, Inc.
Fidelity Variable Insurance Products Fund	-	-	-	-		-
Neuberger Berman Advisers Management Trust	-	-	-	-		-
Russell Investment Funds	-	-	-	-		-
Credit Suisse Trust	-	-	-	-		-
Due from Northwestern Mutual Life Insurance Company	2	2	7	7		-
Total Assets	32,859	51,098	45,852	22,443		4,044

Liabilities:
Due to Participants	-	-	-	170		-
Total Liabilities	-	-	-	170		-

Total Net Assets	$32,859	$51,098	$45,852	$22,273		$4,044

Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)
Policyowners’ Equity	$26,514	$42,872	$39,931	$14,224		$2,893
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)
Policyowners’ Equity	1,805	4,226	1,093	3,608		525
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)
Policyowners’ Equity	2,464	2,032	2,059	139		497
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)
Policyowners’ Equity	2,051	1,903	2,739	4,291		119
Executive Variable Universal Life II Policies Issued
On or After November 11, 2019 (6)
Policyowners’ Equity	25	65	30	11		10

Total Net Assets	$32,859	$51,098	$45,852	$22,273		$4,044

(1) Investments, at cost	$27,340	$53,688	$32,819	$22,436		$3,983
Mutual Fund Shares Held	27,822	32,986	32,934	22,436		3,758
(2) Accumulation Unit Value	$16.084924	$5.647675	$16.321818	$43.480109		$13.954768
Units Outstanding	1,648	7,591	2,446	330		206
(3) Accumulation Unit Value	$16.084924	$5.647675	$16.321818	$43.480109		$13.954768
Units Outstanding	112	748	67	83		38
(4) Accumulation Unit Value	$16.084924	$5.647675	$16.321818	$43.480109		$13.954768
Units Outstanding	153	360	126	3		36
(5) Accumulation Unit Value	$16.084924	$5.647675	$16.321818	$43.480109		$13.954768
Units Outstanding	127	337	168	96		9
(6) Accumulation Unit Value	$16.084924	$5.647675	$16.321818	$43.480109		$13.954768
Units Outstanding	2	11	2	-	(a)	1

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2020 (in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division		Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division
Assets:
Investments, at fair value (1)	$41,789	$2,104		$7,622	$17,574	$24,276
Northwestern Mutual Series Fund, Inc.
Fidelity Variable Insurance Products Fund	-	-		-	-	-
Neuberger Berman Advisers Management Trust	-	-		-	-	-
Russell Investment Funds	-	-		-	-	-
Credit Suisse Trust	-	-		-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-		-	-	-
Total Assets	41,789	2,104		7,622	17,574	24,276

Liabilities:
Due to Participants	-	-		-	-	-
Total Liabilities	-	-		-	-	-

Total Net Assets	$41,789	$2,104		$7,622	$17,574	$24,276

Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)
Policyowners’ Equity	$28,982	$957		$5,077	$13,588	$20,296
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)
Policyowners’ Equity	9,890	98		2,006	3,089	1,782
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)
Policyowners’ Equity	1,167	913		208	410	922
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)
Policyowners’ Equity	1,588	134		316	440	1,237
Executive Variable Universal Life II Policies Issued
On or After November 11, 2019 (6)
Policyowners’ Equity	162	2		15	47	39

Total Net Assets	$41,789	$2,104		$7,622	$17,574	$24,276

(1) Investments, at cost	$39,825	$2,173		$7,185	$16,996	$23,047
Mutual Fund Shares Held	30,593	1,733		6,284	23,400	20,928
(2) Accumulation Unit Value	$268.089237	$26.913884		$17.146141	$63.375613	$22.433485
Units Outstanding	108	35		296	214	905
(3) Accumulation Unit Value	$268.089237	$26.913884		$17.146141	$63.375613	$22.433485
Units Outstanding	37	4		117	49	79
(4) Accumulation Unit Value	$268.089237	$26.913884		$17.146141	$63.375613	$22.433485
Units Outstanding	4	34		12	6	41
(5) Accumulation Unit Value	$268.089237	$26.913884		$17.146141	$63.375613	$22.433485
Units Outstanding	6	5		18	7	55
(6) Accumulation Unit Value	$268.089237	$26.913884		$17.146141	$63.375613	$22.433485
Units Outstanding	1	-	(a)	1	1	2

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2020 (in thousands, except accumulation unit values)

	Balanced Division		Asset Allocation Division	Fidelity VIP Mid Cap Division		Fidelity VIP Contrafund Division	AMT Sustainable Equity Division
Assets:
Investments, at fair value (1)	$9,571		$1,990	$-		$-	$-
Northwestern Mutual Series Fund, Inc.
Fidelity Variable Insurance Products Fund	-		-	16,725		27,660	-
Neuberger Berman Advisers Management Trust	-		-	-		-	15,225
Russell Investment Funds	-		-	-		-	-
Credit Suisse Trust	-		-	-		-	-
Due from Northwestern Mutual Life Insurance Company	17		16	-		-	-
Total Assets	9,588		2,006	16,725		27,660	15,225

Liabilities:
Due to Participants	-		-	-		-	-
Total Liabilities	-		-	-		-	-

Total Net Assets	$9,588		$2,006	$16,725		$27,660	$15,225

Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)
Policyowners’ Equity	$4,161		$770	$14,489		$22,306	$13,095
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)
Policyowners’ Equity	5,200		958	1,002		1,076	566
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)
Policyowners’ Equity	10		248	1,029		2,441	590
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)
Policyowners’ Equity	170		30	204		1,807	960
Executive Variable Universal Life II Policies Issued
On or After November 11, 2019 (6)
Policyowners’ Equity	47		-	1		30	14

Total Net Assets	$9,588		$2,006	$16,725		$27,660	$15,225

(1) Investments, at cost	$8,806		$1,750	$13,903		$20,510	$12,358
Mutual Fund Shares Held	6,085		1,539	432		574	496
(2) Accumulation Unit Value	$277.610210		$33.001529	$70.458211		$35.233871	$29.909730
Units Outstanding	15		23	206		633	438
(3) Accumulation Unit Value	$277.610210		$33.001529	$70.458211		$35.233871	$29.909730
Units Outstanding	18		29	14		31	19
(4) Accumulation Unit Value	$277.610210		$33.001529	$70.458211		$35.233871	$29.909730
Units Outstanding	-	(a)	8	15		69	20
(5) Accumulation Unit Value	$277.610210		$33.001529	$70.458211		$35.233871	$29.909730
Units Outstanding	1		1	3		51	32
(6) Accumulation Unit Value	$277.610210		$33.001529	$70.458211		$35.233871	$29.909730
Units Outstanding	-	(a)	-	-	(a)	1	-	(a)

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2020 (in thousands, except accumulation unit values)

	U.S. Strategic Equity Division		U.S. Small Cap Equity Division		International Developed Markets Division	Strategic Bond Division	Global Real Estate Securities Division
Assets:
Investments, at fair value (1)	$-		$-		$-	$-	$-
Northwestern Mutual Series Fund, Inc.
Fidelity Variable Insurance Products Fund	-		-		-	-	-
Neuberger Berman Advisers Management Trust	-		-		-	-	-
Russell Investment Funds	5,478		3,587		11,797	13,904	28,128
Credit Suisse Trust	-		-		-	-	-
Due from Northwestern Mutual Life Insurance Company	8		-		-	-	-
Total Assets	5,486		3,587		11,797	13,904	28,128

Liabilities:
Due to Participants	-		-		-	-	-
Total Liabilities	-		-		-	-	-

Total Net Assets	$5,486		$3,587		$11,797	$13,904	$28,128

Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)
Policyowners’ Equity	$4,375		$2,734		$8,074	$9,647	$23,720
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)
Policyowners’ Equity	1,021		537		3,373	2,973	1,748
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)
Policyowners’ Equity	33		268		147	755	1,229
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)
Policyowners’ Equity	41		27		177	473	1,392
Executive Variable Universal Life II Policies Issued
On or After November 11, 2019 (6)
Policyowners’ Equity	16		21		26	56	39
Total Net Assets	$5,486		$3,587		$11,797	$13,904	$28,128

(1) Investments, at cost	$4,499		$3,112		$10,785	$13,598	$27,906
Mutual Fund Shares Held	280		228		969	1,278	1,957
(2) Accumulation Unit Value	$35.592905		$42.144292		$24.058667	$29.237785	$56.074809
Units Outstanding	123		65		336	330	423
(3) Accumulation Unit Value	$35.592905		$42.144292		$24.058667	$29.237785	$56.074809
Units Outstanding	29		13		140	102	31
(4) Accumulation Unit Value	$35.592905		$42.144292		$24.058667	$29.237785	$56.074809
Units Outstanding	1		6		6	26	22
(5) Accumulation Unit Value	$35.592905		$42.144292		$24.058667	$29.237785	$56.074809
Units Outstanding	1		1		7	16	25
(6) Accumulation Unit Value	$35.592905		$42.144292		$24.058667	$29.237785	$56.074809
Units Outstanding	-	(a)	-	(a)	1	2	1

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2020 (in thousands, except accumulation unit values)

	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division	LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division
Assets:
Investments, at fair value (1)	$-	$-	$-	$-		$-
Northwestern Mutual Series Fund, Inc.
Fidelity Variable Insurance Products Fund	-	-	-	-		-
Neuberger Berman Advisers Management Trust	-	-	-	-		-
Russell Investment Funds	455	1,784	3,262	633		-
Credit Suisse Trust	-	-	-	-		14,827
Due from Northwestern Mutual Life Insurance Company	-	-	-	-		1
Total Assets	455	1,784	3,262	633		14,828

Liabilities:
Due to Participants	-	-	-	-		-
Total Liabilities	-	-	-	-		-

Total Net Assets	$455	$1,784	$3,262	$633		$14,828

Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)
Policyowners’ Equity	$88	$476	$1,911	$619		$12,785
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)
Policyowners’ Equity	367	1,278	728	1		555
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)
Policyowners’ Equity	-	-	484	-		441
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)
Policyowners’ Equity	-	13	15	13		1,026
Executive Variable Universal Life II Policies Issued
On or After November 11, 2019 (6)	-	17	124	-		21
Policyowners’ Equity
Total Net Assets	$455	$1,784	$3,262	$633		$14,828

(1) Investments, at cost	$403	$1,594	$3,001	$571		$15,500
Mutual Fund Shares Held	43	174	316	67		4,387
(2) Accumulation Unit Value	$18.849922	$19.332571	$19.098502	$17.914598		$4.659188
Units Outstanding	5	25	100	35		2,744
(3) Accumulation Unit Value	$18.849922	$19.332571	$19.098502	$17.914598		$4.659188
Units Outstanding	19	65	38	-	(a)	119
(4) Accumulation Unit Value	$18.849922	$19.332571	$19.098502	$17.914598		$4.659188
Units Outstanding	-	-	25	-		95
(5) Accumulation Unit Value	$18.849922	$19.332571	$19.098502	$17.914598		$4.659188
Units Outstanding	-	1	1	1		220
(6) Accumulation Unit Value	$18.849922	$19.332571	$19.098502	$17.914598		$4.659188
Units Outstanding	-	1	7	-		5

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

For the Year Ended December 31, 2020 (in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division
Income:
Dividend income	$103	$137	$114	$101	$2,580
Net investment income (loss)	103	137	114	101	2,580

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	668	1,018	(72)	(19)	4,082
Realized gain distribution	2,693	1,101	289	28	3,156
Realized gains (losses)	3,361	2,119	217	9	7,238

Change in unrealized appreciation/(depreciation) of investments during the period	1,352	4,926	1,963	68	19,712

Net increase (decrease) in net assets resulting from operations	$4,816	$7,182	$2,294	$178	$29,530

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Income:
Dividend income	$60	$509	$609	$28	$517
Net investment income (loss)	60	509	609	28	517

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(112)	189	(340)	133	(669)
Realized gain distribution	101	1,153	587	442	1,771
Realized gains (losses)	(11)	1,342	247	575	1,102

Change in unrealized appreciation/(depreciation) of investments during the period	99	(821)	(553)	1,887	4,974

Net increase (decrease) in net assets resulting from operations	$148	$1,030	$303	$2,490	$6,593

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Income:
Dividend income	$268	$17	$312	$46	$498
Net investment income (loss)	268	17	312	46	498

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(319)	(54)	(231)	(363)	598
Realized gain distribution	-	901	705	590	119
Realized gains (losses)	(319)	847	474	227	717

Change in unrealized appreciation/(depreciation) of investments during the period	751	4,479	2,195	806	4,155

Net increase (decrease) in net assets resulting from operations	$700	$5,343	$2,981	$1,079	$5,370

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

For the Year Ended December 31, 2020 (in thousands)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division
Income:
Dividend income	$585	$1,541	$772	$67	$85
Net investment income (loss)	585	1,541	772	67	85

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	110	(1,140)	174	-	45
Realized gain distribution	474	-	-	-	-
Realized gains (losses)	584	(1,140)	174	-	45

Change in unrealized appreciation/(depreciation) of investments during the period	2,934	(590)	9,301	-	29

Net increase (decrease) in net assets resulting from operations	$4,103	$(189)	$10,247	$67	$159

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division
Income:
Dividend income	$1,027	$23	$122	$940	$819
Net investment income (loss)	1,027	23	122	940	819

Realized gain (loss) on investments:	539	72	111	(221)	14
Realized gain (loss) on sale of fund shares
Realized gain distribution	204	92	-	-	25
Realized gains (losses)	743	164	111	(221)	39

Change in unrealized appreciation/(depreciation) of investments during the period	1,262	(108)	314	290	334

Net increase (decrease) in net assets resulting from operations	$3,032	$79	$547	$1,009	$1,192

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	AMT Sustainable Equity Division
Income:
Dividend income	$210	$40	$84	$48	$77
Net investment income (loss)	210	40	84	48	77

Realized gain (loss) on investments:	42	53	(512)	266	96
Realized gain (loss) on sale of fund shares
Realized gain distribution	308	72	-	106	526
Realized gains (losses)	350	125	(512)	372	622

Change in unrealized appreciation/(depreciation) of investments during the period	520	215	3,034	5,705	1,870

Net increase (decrease) in net assets resulting from operations	$1,080	$380	$2,606	$6,125	$2,569

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

For theYear Ended December 31, 2020 (in thousands)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division
Income:
Dividend income	$20	$2	$121	$221

Net investment income (loss)	20	2	121	221
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(83)	(152)	(248)	83
Realized gain distribution	38	63	-	440
Realized gains (losses)	(45)	(89)	(248)	523

Change in unrealized appreciation/(depreciation) of investments during the period	1,113	542	843	175

Net increase (decrease) in net assets resulting from operations	$1,088	$455	$716	$919

	Global Real Estate Securities Division	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division
Income:
Dividend income	$358	$4	$17	$39

Net investment income (loss)	358	4	17	39
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(441)	18	(59)	(31)
Realized gain distribution	-	-	21	44
Realized gains (losses)	(441)	18	(38)	13

Change in unrealized appreciation/(depreciation) of investments during the period	(551)	50	132	266

Net increase (decrease) in net assets resulting from operations	$(634)	$72	$111	$318

	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division
Income:
Dividend income	$8	$594

Net investment income (loss)	8	594
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(13)	(244)
Realized gain distribution	12	-
Realized gains (losses)	(1)	(244)

Change in unrealized appreciation/(depreciation) of investments during the period	68	(21)

Net increase (decrease) in net assets resulting from operations	$75	$329

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Growth Stock Division		Focused Appreciation Division
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$103	$82	$137	$128
Net realized gains (losses)	3,361	1,474	2,119	1,387
Net change in unrealized appreciation/(depreciation)	1,352	1,387	4,926	3,643
Net increase (decrease) in net assets resulting from operations	4,816	2,943	7,182	5,158

Policy Transactions:
Policy owners’ net payments	1,135	1,040	3,313	2,627
Policy loans, surrenders and death benefits	(824)	(220)	(709)	(553)
Mortality and other (net)	(415)	(296)	(859)	(639)
Transfers from other divisions or sponsor	93,459	48,949	46,314	33,005
Transfers to other divisions or sponsor	(91,999)	(48,391)	(47,552)	(33,303)
Net increase (decrease) in net assets resulting from contract transactions	1,356	1,082	507	1,137

Net increase (decrease) in net assets	6,172	4,025	7,689	6,295

Net Assets:
Beginning of period	13,453	9,428	22,056	15,761
End of period	$19,625	$13,453	$29,745	$22,056

Units issued during the period	1,184	583	729	589
Units redeemed during the period	(1,173)	(570)	(723)	(571)
Net units issued (redeemed) during period	11	13	6	18

	Large Cap Core Stock Division		Large Cap Blend Division
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$114	$84	$101	$23
Net realized gains (losses)	217	275	9	227
Net change in unrealized appreciation/(depreciation)	1,963	1,518	68	187
Net increase (decrease) in net assets resulting from operations	2,294	1,877	178	437

Policy Transactions:
Policy owners’ net payments	809	684	160	194
Policy loans, surrenders and death benefits	(362)	(329)	(13)	(57)
Mortality and other (net)	(316)	(204)	(66)	(66)
Transfers from other divisions or sponsor	28,878	15,446	2,045	2,028
Transfers to other divisions or sponsor	(26,930)	(15,583)	(2,178)	(2,282)
Net increase (decrease) in net assets resulting from contract transactions	2,079	14	(52)	(183)

Net increase (decrease) in net assets	4,373	1,891	126	254

Net Assets:
Beginning of period	8,029	6,138	2,194	1,940
End of period	$12,402	$8,029	$2,320	$2,194

Units issued during the period	615	280	115	116
Units redeemed during the period	(583)	(281)	(119)	(126)
Net units issued (redeemed) during period	32	(1)	(4)	(10)

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Index 500 Stock Division		Large Company Value Division
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$2,580	$1,720	$60	$45
Net realized gains (losses)	7,238	5,121	(11)	145
Net change in unrealized appreciation/(depreciation)	19,712	19,962	99	251
Net increase (decrease) in net assets resulting from operations	29,530	26,803	148	441

Policy Transactions:
Policy owners’ net payments	38,523	25,763	482	439
Policy loans, surrenders and death benefits	(3,005)	(2,413)	(139)	(133)
Mortality and other (net)	(7,777)	(4,944)	(112)	(84)
Transfers from other divisions or sponsor	301,242	197,896	4,924	3,122
Transfers to other divisions or sponsor	(288,542)	(189,319)	(4,270)	(2,727)
Net increase (decrease) in net assets resulting from contract transactions	40,441	26,983	885	617

Net increase (decrease) in net assets	69,971	53,786	1,033	1,058

Net Assets:
Beginning of period	130,083	76,297	2,467	1,409
End of period	$200,054	$130,083	$3,500	$2,467

Units issued during the period	2,253	1,455	354	194
Units redeemed during the period	(2,033)	(1,286)	(307)	(161)
Net units issued (redeemed) during period	220	169	47	33

	Domestic Equity Division		Equity Income Division
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$509	$360	$609	$303
Net realized gains (losses)	1,342	1,106	247	840
Net change in unrealized appreciation/(depreciation)	(821)	1,911	(553)	1,856
Net increase (decrease) in net assets resulting from operations	1,030	3,377	303	2,999

Policy Transactions:
Policy owners’ net payments	5,562	4,073	1,424	1,358
Policy loans, surrenders and death benefits	(605)	(531)	(369)	(598)
Mortality and other (net)	(1,214)	(938)	(392)	(400)
Transfers from other divisions or sponsor	60,176	39,544	23,013	29,631
Transfers to other divisions or sponsor	(58,224)	(38,135)	(22,870)	(29,890)
Net increase (decrease) in net assets resulting from contract transactions	5,695	4,013	806	101

Net increase (decrease) in net assets	6,725	7,390	1,109	3,100

Net Assets:
Beginning of period	22,120	14,730	14,243	11,143
End of period	$28,845	$22,120	$15,352	$14,243

Units issued during the period	2,363	1,387	736	868
Units redeemed during the period	(2,177)	(1,265)	(713)	(865)
Net units issued (redeemed) during period	186	122	23	3

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$28	$14	$517	$350
Net realized gains (losses)	575	407	1,102	1,989
Net change in unrealized appreciation/(depreciation)	1,887	1,384	4,974	3,530
Net increase (decrease) in net assets resulting from operations	2,490	1,805	6,593	5,869

Policy Transactions:
Policy owners’ net payments	948	691	7,774	6,354
Policy loans, surrenders and death benefits	(517)	(188)	(553)	(364)
Mortality and other (net)	(293)	(226)	(1,732)	(1,267)
Transfers from other divisions or sponsor	56,703	26,139	81,897	65,435
Transfers to other divisions or sponsor	(56,119)	(24,034)	(78,723)	(62,994)
Net increase (decrease) in net assets resulting from contract transactions	722	2,382	8,663	7,164

Net increase (decrease) in net assets	3,212	4,187	15,256	13,033

Net Assets:
Beginning of period	8,563	4,376	33,259	20,226
End of period	$11,775	$8,563	$48,515	$33,259

Units issued during the period	485	192	1,722	1,212
Units redeemed during the period	(479)	(174)	(1,578)	(1,095)
Net units issued (redeemed) during period	6	18	144	117

	Mid Cap Value Division		Small Cap Growth Stock Division
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$268	$193	$17	$11
Net realized gains (losses)	(319)	970	847	1,932
Net change in unrealized appreciation/(depreciation)	751	1,627	4,479	1,249
Net increase (decrease) in net assets resulting from operations	700	2,790	5,343	3,192

Policy Transactions:
Policy owners’ net payments	3,247	2,577	2,777	2,148
Policy loans, surrenders and death benefits	(487)	(676)	(272)	(492)
Mortality and other (net)	(751)	(624)	(651)	(477)
Transfers from other divisions or sponsor	39,590	26,422	47,497	31,435
Transfers to other divisions or sponsor	(39,258)	(26,093)	(47,783)	(30,461)
Net increase (decrease) in net assets resulting from contract transactions	2,341	1,606	1,568	2,153

Net increase (decrease) in net assets	3,041	4,396	6,911	5,345

Net Assets:
Beginning of period	13,531	9,135	13,664	8,319
End of period	$16,572	$13,531	$20,575	$13,664

Units issued during the period	1,048	674	934	487
Units redeemed during the period	(992)	(640)	(910)	(457)
Net units issued (redeemed) during period	56	34	24	30

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$312	$36	$46	$44
Net realized gains (losses)	474	1,100	227	1,374
Net change in unrealized appreciation/(depreciation)	2,195	1,481	806	550
Net increase (decrease) in net assets resulting from operations	2,981	2,617	1,079	1,968

Policy Transactions:
Policy owners’ net payments	4,038	3,329	1,124	1,264
Policy loans, surrenders and death benefits	(477)	(153)	(221)	(300)
Mortality and other (net)	(895)	(609)	(296)	(310)
Transfers from other divisions or sponsor	47,741	32,317	15,482	15,027
Transfers to other divisions or sponsor	(46,849)	(30,710)	(15,758)	(15,021)
Net increase (decrease) in net assets resulting from contract transactions	3,558	4,174	331	660

Net increase (decrease) in net assets	6,539	6,791	1,410	2,628

Net Assets:
Beginning of period	16,709	9,918	9,943	7,315
End of period	$23,248	$16,709	$11,353	$9,943

Units issued during the period	2,379	1,464	378	347
Units redeemed during the period	(2,224)	(1,297)	(370)	(333)
Net units issued (redeemed) during period	155	167	8	14

	International Growth Division		Research International Core Division
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$498	$281	$585	$329
Net realized gains (losses)	717	252	584	568
Net change in unrealized appreciation/(depreciation)	4,155	5,723	2,934	3,531
Net increase (decrease) in net assets resulting from operations	5,370	6,256	4,103	4,428

Policy Transactions:
Policy owners’ net payments	6,226	4,876	6,195	5,110
Policy loans, surrenders and death benefits	(770)	(520)	(672)	(336)
Mortality and other (net)	(1,454)	(1,053)	(1,422)	(1,054)
Transfers from other divisions or sponsor	56,266	38,513	62,171	41,142
Transfers to other divisions or sponsor	(56,229)	(38,091)	(60,806)	(39,280)
Net increase (decrease) in net assets resulting from contract transactions	4,039	3,725	5,466	5,582

Net increase (decrease) in net assets	9,409	9,981	9,569	10,010

Net Assets:
Beginning of period	26,389	16,408	23,290	13,280
End of period	$35,798	$26,389	$32,859	$23,290

Units issued during the period	2,367	1,764	5,371	3,761
Units redeemed during the period	(2,230)	(1,617)	(4,971)	(3,320)
Net units issued (redeemed) during period	137	147	400	441

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	International Equity Division		Emerging Markets Equity Division
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$1,541	$972	$772	$294
Net realized gains (losses)	(1,140)	1,579	174	33
Net change in unrealized appreciation/(depreciation)	(590)	1,872	9,301	4,174
Net increase (decrease) in net assets resulting from operations	(189)	4,423	10,247	4,501

Policy Transactions:
Policy owners’ net payments	8,387	7,233	7,862	6,460
Policy loans, surrenders and death benefits	(977)	(1,255)	(717)	(387)
Mortality and other (net)	(1,796)	(1,493)	(1,782)	(1,320)
Transfers from other divisions or sponsor	98,483	76,907	59,677	44,444
Transfers to other divisions or sponsor	(95,427)	(74,346)	(59,814)	(42,467)
Net increase (decrease) in net assets resulting from contract transactions	8,670	7,046	5,226	6,730

Net increase (decrease) in net assets	8,481	11,469	15,473	11,231

Net Assets:
Beginning of period	42,617	31,148	30,379	19,148
End of period	$51,098	$42,617	$45,852	$30,379

Units issued during the period	24,245	15,795	5,849	4,468
Units redeemed during the period	(22,539)	(14,496)	(5,401)	(3,902)
Net units issued (redeemed) during period	1,706	1,299	448	566

	Government Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$67	$306	$85	$72
Net realized gains (losses)	-	-	45	11
Net change in unrealized appreciation/(depreciation)	-	-	29	37
Net increase (decrease) in net assets resulting from operations	67	306	159	120

Policy Transactions:
Policy owners’ net payments	46,069	43,219	637	414
Policy loans, surrenders and death benefits	(2,157)	(2,618)	(231)	(257)
Mortality and other (net)	(2,450)	(898)	(143)	(102)
Transfers from other divisions or sponsor	88,699	48,985	6,305	4,846
Transfers to other divisions or sponsor	(129,154)	(83,745)	(6,277)	(3,819)
Net increase (decrease) in net assets resulting from contract transactions	1,007	4,943	291	1,082

Net increase (decrease) in net assets	1,074	5,249	450	1,202

Net Assets:
Beginning of period	21,199	15,950	3,594	2,392
End of period	$22,273	$21,199	$4,044	$3,594

Units issued during the period	3,743	2,333	597	424
Units redeemed during the period	(3,721)	(2,218)	(576)	(342)
Net units issued (redeemed) during period	22	115	21	82

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$1,027	$843	$23	$12
Net realized gains (losses)	743	114	164	65
Net change in unrealized appreciation/(depreciation)	1,262	1,310	(108)	43
Net increase (decrease) in net assets resulting from operations	3,032	2,267	79	120

Policy Transactions:
Policy owners’ net payments	6,315	4,877	242	142
Policy loans, surrenders and death benefits	(1,337)	(1,219)	(30)	(3)
Mortality and other (net)	(1,612)	(1,180)	(102)	(27)
Transfers from other divisions or sponsor	149,290	97,972	2,942	663
Transfers to other divisions or sponsor	(145,407)	(94,886)	(1,699)	(901)
Net increase (decrease) in net assets resulting from contract transactions	7,249	5,564	1,353	(126)

Net increase (decrease) in net assets	10,281	7,831	1,432	(6)

Net Assets:
Beginning of period	31,508	23,677	672	678
End of period	$41,789	$31,508	$2,104	$672

Units issued during the period	727	439	207	39
Units redeemed during the period	(699)	(415)	(158)	(43)
Net units issued (redeemed) during period	28	24	49	(4)

	Inflation Protection Division		High Yield Bond Division
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$122	$113	$940	$782
Net realized gains (losses)	111	8	(221)	(11)
Net change in unrealized appreciation/(depreciation)	314	229	290	1,034
Net increase (decrease) in net assets resulting from operations	547	350	1,009	1,805

Policy Transactions:
Policy owners’ net payments	1,218	899	2,041	1,827
Policy loans, surrenders and death benefits	(458)	(84)	(507)	(301)
Mortality and other (net)	(290)	(209)	(543)	(455)
Transfers from other divisions or sponsor	26,762	13,072	53,308	30,355
Transfers to other divisions or sponsor	(25,085)	(12,826)	(52,942)	(29,413)
Net increase (decrease) in net assets resulting from contract transactions	2,147	852	1,357	2,013

Net increase (decrease) in net assets	2,694	1,202	2,366	3,818

Net Assets:
Beginning of period	4,928	3,726	15,208	11,390
End of period	$7,622	$4,928	$17,574	$15,208

Units issued during the period	2,017	944	1,203	599
Units redeemed during the period	(1,887)	(889)	(1,182)	(564)
Net units issued (redeemed) during period	130	55	21	35

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Multi-Sector Bond Division		Balanced Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$819	$769	$210	$166
Net realized gains (losses)	39	41	350	411
Net change in unrealized appreciation/(depreciation)	334	1,138	520	588
Net increase (decrease) in net assets resulting from operations	1,192	1,948	1,080	1,165

Policy Transactions:
Policy owners’ net payments	4,396	3,287	645	581
Policy loans, surrenders and death benefits	(334)	(284)	(507)	(472)
Mortality and other (net)	(957)	(723)	(234)	(180)
Transfers from other divisions or sponsor	39,281	27,196	30,267	38,750
Transfers to other divisions or sponsor	(37,643)	(25,605)	(29,430)	(38,525)
Net increase (decrease) in net assets resulting from contract transactions	4,743	3,871	741	154

Net increase (decrease) in net assets	5,935	5,819	1,821	1,319

Net Assets:
Beginning of period	18,341	12,522	7,767	6,448
End of period	$24,276	$18,341	$9,588	$7,767

Units issued during the period	2,201	1,623	167	172
Units redeemed during the period	(1,986)	(1,431)	(164)	(172)
Net units issued (redeemed) during period	215	192	3	-

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$40	$30	$84	$90
Net realized gains (losses)	125	95	(512)	1,138
Net change in unrealized appreciation/(depreciation)	215	106	3,034	1,454
Net increase (decrease) in net assets resulting from operations	380	231	2,606	2,682

Policy Transactions:
Policy owners’ net payments	252	159	1,761	1,821
Policy loans, surrenders and death benefits	(1)	(19)	(438)	(294)
Mortality and other (net)	(54)	(38)	(467)	(456)
Transfers from other divisions or sponsor	3,449	2,705	22,726	23,620
Transfers to other divisions or sponsor	(4,381)	(1,688)	(23,752)	(25,229)
Net increase (decrease) in net assets resulting from contract transactions	(735)	1,119	(170)	(538)

Net increase (decrease) in net assets	(355)	1,350	2,436	2,144

Net Assets:
Beginning of period	2,361	1,011	14,289	12,145
End of period	$2,006	$2,361	$16,725	$14,289

Units issued during the period	260	113	497	473
Units redeemed during the period	(280)	(74)	(499)	(484)
Net units issued (redeemed) during period	(20)	39	(2)	(11)

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Fidelity VIP Contrafund Division		AMT Sustainable Equity Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$48	$34	$77	$41
Net realized gains (losses)	372	1,505	622	628
Net change in unrealized appreciation/(depreciation)	5,705	2,316	1,870	1,359
Net increase (decrease) in net assets resulting from operations	6,125	3,855	2,569	2,028

Policy Transactions:
Policy owners’ net payments	5,503	3,882	3,268	2,441
Policy loans, surrenders and death benefits	(494)	(462)	(324)	(14)
Mortality and other (net)	(1,261)	(868)	(746)	(555)
Transfers from other divisions or sponsor	43,359	29,977	27,228	20,827
Transfers to other divisions or sponsor	(43,825)	(29,182)	(27,856)	(20,372)
Net increase (decrease) in net assets resulting from contract transactions	3,282	3,347	1,570	2,327

Net increase (decrease) in net assets	9,407	7,202	4,139	4,355

Net Assets:
Beginning of period	18,253	11,051	11,086	6,731
End of period	$27,660	$18,253	$15,225	$11,086

Units issued during the period	1,730	1,432	1,303	1,073
Units redeemed during the period	(1,620)	(1,294)	(1,236)	(969)
Net units issued (redeemed) during period	110	138	67	104

	U.S. Strategic Equity Division		U.S. Small Cap Equity Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$20	$42	$2	$15
Net realized gains (losses)	(45)	134	(89)	(12)
Net change in unrealized appreciation/(depreciation)	1,113	852	542	510
Net increase (decrease) in net assets resulting from operations	1,088	1,028	455	513

Policy Transactions:
Policy owners’ net payments	309	263	236	195
Policy loans, surrenders and death benefits	(127)	(75)	(35)	(85)
Mortality and other (net)	(92)	(92)	(74)	(71)
Transfers from other divisions or sponsor	14,355	9,015	11,286	6,631
Transfers to other divisions or sponsor	(14,345)	(9,389)	(11,053)	(6,611)
Net increase (decrease) in net assets resulting from contract transactions	100	(278)	360	59

Net increase (decrease) in net assets	1,188	750	815	572

Net Assets:
Beginning of period	4,298	3,548	2,772	2,200
End of period	$5,486	$4,298	$3,587	$2,772

Units issued during the period	671	362	473	198
Units redeemed during the period	(665)	(374)	(462)	(197)
Net units issued (redeemed) during period	6	(12)	11	1

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	International Developed Markets Division		Strategic Bond Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$121	$256	$221	$263
Net realized gains (losses)	(248)	(18)	523	194
Net change in unrealized appreciation/(depreciation)	843	1,266	175	311
Net increase (decrease) in net assets resulting from operations	716	1,504	919	768

Policy Transactions:
Policy owners’ net payments	1,334	1,369	1,902	1,430
Policy loans, surrenders and death benefits	(438)	(216)	(586)	(201)
Mortality and other (net)	(336)	(290)	(509)	(388)
Transfers from other divisions or sponsor	39,662	22,235	82,796	38,696
Transfers to other divisions or sponsor	(39,576)	(20,431)	(79,948)	(38,057)
Net increase (decrease) in net assets resulting from contract transactions	646	2,667	3,655	1,480

Net increase (decrease) in net assets	1,362	4,171	4,574	2,248

Net Assets:
Beginning of period	10,435	6,264	9,330	7,082
End of period	$11,797	$10,435	$13,904	$9,330

Units issued during the period	2,489	1,134	3,944	1,562
Units redeemed during the period	(2,454)	(1,006)	(3,814)	(1,503)
Net units issued (redeemed) during period	35	128	130	59

	Global Real Estate Securities Division		LifePoints Moderate Strategy Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$358	$1,090	$4	$1
Net realized gains (losses)	(441)	41	18	1
Net change in unrealized appreciation/(depreciation)	(551)	2,538	50	11
Net increase (decrease) in net assets resulting from operations	(634)	3,669	72	13

Policy Transactions:
Policy owners’ net payments	4,986	4,094	61	24
Policy loans, surrenders and death benefits	(560)	(613)	(183)	-
Mortality and other (net)	(1,104)	(942)	(9)	(5)
Transfers from other divisions or sponsor	58,767	42,112	647	145
Transfers to other divisions or sponsor	(56,299)	(41,547)	(257)	(147)
Net increase (decrease) in net assets resulting from contract transactions	5,790	3,104	259	17

Net increase (decrease) in net assets	5,156	6,773	331	30

Net Assets:
Beginning of period	22,972	16,199	124	94
End of period	$28,128	$22,972	$455	$124

Units issued during the period	1,435	848	56	10
Units redeemed during the period	(1,320)	(793)	(39)	(9)
Net units issued (redeemed) during period	115	55	17	1

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	LifePoints Balanced Strategy Division		LifePoints Growth Strategy Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$17	$23	$39	$18
Net realized gains (losses)	(38)	(57)	13	118
Net change in unrealized appreciation/(depreciation)	132	274	266	265
Net increase (decrease) in net assets resulting from operations	111	240	318	401

Policy Transactions:
Policy owners’ net payments	289	154	449	236
Policy loans, surrenders and death benefits	(84)	(122)	(1)	(234)
Mortality and other (net)	(39)	(37)	(63)	(70)
Transfers from other divisions or sponsor	430	2,288	3,668	3,429
Transfers to other divisions or sponsor	(466)	(2,601)	(3,731)	(3,396)
Net increase (decrease) in net assets resulting from contract transactions	130	(318)	322	(35)

Net increase (decrease) in net assets	241	(78)	640	366

Net Assets:
Beginning of period	1,543	1,621	2,622	2,256
End of period	$1,784	$1,543	$3,262	$2,622

Units issued during the period	52	188	309	227
Units redeemed during the period	(46)	(207)	(289)	(229)
Net units issued (redeemed) during period	6	(19)	20	(2)

	LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$8	$1	$594	$80
Net realized gains (losses)	(1)	27	(244)	(333)
Net change in unrealized appreciation/(depreciation)	68	50	(21)	838
Net increase (decrease) in net assets resulting from operations	76	78	329	585

Policy Transactions:
Policy owners’ net payments	98	71	3,268	2,537
Policy loans, surrenders and death benefits	(46)	-	(291)	(210)
Mortality and other (net)	(34)	(26)	(712)	(541)
Transfers from other divisions or sponsor	359	207	26,663	20,092
Transfers to other divisions or sponsor	(240)	(333)	(25,176)	(19,379)
Net increase (decrease) in net assets resulting from contract transactions	137	(81)	3,752	2,499

Net increase (decrease) in net assets	213	(3)	4,081	3,084

Net Assets:
Beginning of period	420	423	10,747	7,663
End of period	$633	$420	$14,828	$10,747

Units issued during the period	33	19	7,480	5,055
Units redeemed during the period	(23)	(24)	(6,569)	(4,512)
Net units issued (redeemed) during period	10	(5)	911	543

The Accompanying Notes are an Integral Part of these Financial Statements.

Notes to Financial Statements

1.	Organization

Northwestern Mutual Variable Life Account II (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual” or “sponsor”) used to fund variable life insurance policies (“the Policies”).

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund, Neuberger Berman Advisers Management Trust, Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Funds should be read in conjunction with the financial statements of the Divisions. Each Division of the account indirectly bears exposure to the market, credit and liquidity risks of the Funds in which it invests.

Variable Universal Life Plus and Executive Variable Universal Life II policies were offered starting November 11, 2019. New sales of Custom Variable Universal Life, Executive Variable Universal Life and Survivorship Variable Universal Life which invest in the Account were discontinued in 2019; however, premium payments made by policyowners existing at that date will continue to be recorded by the Account.

2.	Significant Accounting Policies

A.

Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for use in estimates. Actual results could differ from those estimates.

B.

Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2020, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives. Level 2 fair value is determined by other significant observable inputs (including quoted prices for similar securities). Level 3 fair value is determined by significant unobservable inputs (including the Account’s own assumptions in determining fair value). There were no transfers between levels during the year. All changes in fair value are recorded as change in unrealized appreciation/(depreciation) of investments during the period in the statements of operations of the applicable Division.

C.

Investment Income, Securities Transactions and Policy Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex–date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. The Policies are eligible to receive policy dividends from Northwestern Mutual. Any policy dividends reinvested in the Account are reflected in Policyowners’ net payments in the accompanying financial statements.

D.

Due to Participants – Upon notification of death of the policyowner, a liability is recorded and is included in Due to Participants in the accompanying financial statements. This liability is identified as Level 1 for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification.

E.

Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The Policies, which are funded in the Account, are taxed as part of the operations of Northwestern Mutual. Currently, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2020 were as follows (amounts in thousands):

Fund Name	Purchases	Sales
Growth Stock Division	$9,514	$5,363
Focused Appreciation Division	8,285	6,540
Large Cap Core Stock Division	4,843	2,356
Large Cap Blend Division	440	363
Index 500 Stock Division	80,486	34,322
Large Company Value Division	1,709	687
Domestic Equity Division	11,666	4,311
Equity Income Division	4,557	2,556
Mid Cap Growth Stock Division	3,987	2,798
Index 400 Stock Division	17,745	6,798
Mid Cap Value Division	5,991	3,382
Small Cap Growth Stock Division	5,840	3,347
Index 600 Stock Division	10,052	5,484
Small Cap Value Division	2,906	1,939
International Growth Division	10,666	6,012
Research International Core Division	11,195	4,673
International Equity Division	19,565	9,356
Emerging Markets Equity Division	13,946	7,954
Government Money Market Division	78,483	77,137
Short-Term Bond Division	3,361	2,987
Select Bond Division	20,824	12,344
Long-Term U.S. Government Bond Division	2,814	1,345
Inflation Protection Bond Division	4,577	2,307
High Yield Bond Division	6,985	4,685
Multi-Sector Bond Division	10,910	5,322

Notes to Financial Statements

Fund Name	Purchases	Sales
Balanced Division	$2,294	$1,052
Asset Allocation Division	1,179	1,814
Fidelity VIP Mid Cap Division	3,224	3,310
Fidelity VIP Contrafund Division	8,992	5,556
AMT Sustainable Equity Division	5,320	3,146
U.S. Strategic Equity Division	1,011	853
U.S. Small Cap Equity Division	986	560
International Developed Markets Division	2,876	2,107
Strategic Bond Division	7,821	3,501
Global Real Estate Securities Division	10,573	4,423
LifePoints Moderate Strategy Division	515	251
LifePoints Balanced Strategy Division	504	336
LifePoints Growth Strategy Division	885	480
LifePoints Equity Growth Strategy Division	249	91
Credit Suisse Trust Commodity Return Strategy Division	6,450	2,105

4.	Expenses and Related Party Transactions

A monthly deduction for policy and service charges is paid to Northwestern Mutual. This monthly deduction includes charges for the cost of insurance, administrative fees, underwriting, and other charges for optional benefits.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for sales load, administrative expenses, taxes and a risk charge for the guaranteed death benefit among other charges which are detailed in the Prospectus.

The charges noted are reflected as a reduction in units and are included in Mortality and other in the accompanying financial statements.

5.	COVID-19

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Account’s investments. Because of the uncertainties regarding the impact of COVID-19 on the global economy, and business operations, and securities markets, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Account and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:			For the respective period ended:
				Dividend
				Income as
	Units	Unit Value,		a % of
	Outstanding	Lowest to	Net Assets	Average	Expense	Total
	(000’s)	Highest	(000’s)	Net Assets	Ratio (1)	Return (1)
Growth Stock Division
2020	151	$130.365531	$19,625	0.67%	0.00%	34.97%
2019	140	96.585761	13,453	0.67	0.00	29.68
2018	127	74.477290	9,428	0.72	0.00	1.26
2017	122	73.551913	8,916	0.87	0.00	24.27
2016	110	59.189518	6,498	0.89	0.00	2.47
Focused Appreciation Division
2020	326	$91.289389	$29,745	0.54%	0.00%	32.55%
2019	320	68.873586	22,056	0.66	0.00	31.97
2018	302	52.188290	15,761	0.51	0.00	(2.34)
2017	280	53.438372	14,971	0.73	0.00	33.62
2016	288	39.992151	11,512	0.24	0.00	5.87
Large Cap Core Stock Division
2020	154	$80.301917	$12,402	1.23%	0.00%	22.74%
2019	122	65.424142	8,029	1.20	0.00	31.19
2018	123	49.869208	6,138	1.54	0.00	(6.04)
2017	119	53.073917	6,274	1.80	0.00	24.87
2016	69	37.544148	2,627	1.14	0.00	28.58
Large Cap Blend Division
2020	99	$23.385328	$2,320	5.26%	0.00%	10.05%
2019	103	21.249241	2,194	1.14	0.00	23.97
2018	113	17.140701	1,940	0.79	0.00	(4.00)
2017	125	17.855817	2,235	0.91	0.00	19.02
2016	116	15.001832	1,740	1.09	0.00	13.99
Index 500 Stock Division
2020	951	$210.492951	$200,054	1.65%	0.00%	18.18%
2019	731	178.109105	130,083	1.64	0.00	31.18
2018	562	135.776139	76,297	1.66	0.00	(4.58)
2017	423	142.286114	60,194	1.74	0.00	21.52
2016	337	117.092375	39,430	1.82	0.00	11.73
Large Company Value Division
2020	169	$20.613433	$3,500	2.16%	0.00%	2.64%
2019	122	20.083819	2,467	2.33	0.00	27.66
2018	89	15.732361	1,409	1.78	0.00	(7.92)
2017	64	17.086312	1,095	2.09	0.00	11.10
2016	50	15.379433	769	2.06	0.00	15.36
Domestic Equity Division
2020	814	$35.463950	$28,845	2.19%	0.00%	0.73%
2019	628	35.207252	22,120	1.94	0.00	20.77
2018	506	29.152607	14,730	1.81	0.00	(2.81)
2017	415	29.996128	12,462	1.65	0.00	13.78
2016	301	26.364364	7,934	1.97	0.00	14.98
Equity Income Division
2020	374	$40.954303	$15,352	4.82%	0.00%	1.20%
2019	351	40.467475	14,243	2.34	0.00	26.61
2018	348	31.961107	11,143	2.10	0.00	(9.35)
2017	314	35.257091	11,036	2.23	0.00	16.24
2016	312	30.330455	9,470	1.97	0.00	19.17

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:			For the respective period ended:
				Dividend
				Income as
	Units	Unit Value,		a % of
	Outstanding	Lowest to	Net Assets	Average	Expense	Total
	(000’s)	Highest	(000’s)	Net Assets	Ratio (1)	Return (1)
Mid Cap Growth Stock Division
2020	62	$193.811117	$11,775	0.29%	0.00%	25.41%
2019	56	154.540637	8,563	0.19	0.00	33.01
2018	38	116.184426	4,376	0.13	0.00	(7.38)
2017	40	125.441587	5,158	0.24	0.00	20.29
2016	36	104.283373	3,830	0.26	0.00	0.83
Index 400 Stock Division
2020	645	$75.180406	$48,515	1.39%	0.00%	13.37%
2019	501	66.313755	33,259	1.26	0.00	25.88
2018	384	52.678316	20,226	1.15	0.00	(11.33)
2017	297	59.411237	17,695	1.07	0.00	15.96
2016	260	51.235085	13,307	1.14	0.00	20.38
Mid Cap Value Division
2020	330	$50.098747	$16,572	1.90%	0.00%	1.67%
2019	274	49.276848	13,531	1.67	0.00	29.21
2018	240	38.138006	9,135	1.65	0.00	(12.85)
2017	193	43.762109	8,429	1.46	0.00	11.81
2016	162	39.139970	6,340	1.91	0.00	23.23
Small Cap Growth Stock Division
2020	198	$104.149054	$20,575	0.11%	0.00%	33.47%
2019	174	78.030714	13,664	0.10	0.00	35.69
2018	144	57.505467	8,319	0.00	0.00	(11.71)
2017	124	65.129570	8,046	0.11	0.00	21.61
2016	101	53.557262	5,420	0.24	0.00	12.25
Index 600 Stock Division
2020	765	$30.394793	$23,248	1.83%	0.00%	10.93%
2019	610	27.399696	16,709	0.26	0.00	22.44
2018	443	22.378619	9,918	1.43	0.00	(8.78)
2017	327	24.532713	8,012	1.89	0.00	12.93
2016	281	21.724279	6,130	0.63	0.00	26.12
Small Cap Value Division
2020	198	$57.260960	$11,353	0.52%	0.00%	9.29%
2019	190	52.395678	9,943	0.49	0.00	25.89
2018	176	41.620093	7,315	0.52	0.00	(12.73)
2017	165	47.690780	7,878	0.78	0.00	11.65
2016	157	42.713658	6,684	0.84	0.00	32.39
International Growth Division
2020	1,049	$34.110132	$35,798	1.62%	0.00%	17.91%
2019	912	28.928599	26,389	1.28	0.00	34.80
2018	765	21.459907	16,408	1.45	0.00	(11.28)
2017	603	24.188049	14,608	1.30	0.00	30.03
2016	262	19.596007	5,142	1.30	0.00	(4.52)
Research International Core Division
2020	2,042	$16.084924	$32,859	2.14%	0.00%	13.46%
2019	1,642	14.176293	23,290	1.75	0.00	28.25
2018	1,201	11.053328	13,280	1.73	0.00	(13.66)
2017	799	12.802534	10,233	1.67	0.00	28.21
2016	656	9.985604	6,548	1.92	0.00	(1.12)

(1)Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:			For the respective period ended:
				Dividend
				Income as
	Units	Unit Value,		a % of
	Outstanding	Lowest to	Net Assets	Average	Expense	Total
	(000’s)	Highest	(000’s)	Net Assets	Ratio (1)	Return (1)
International Equity Division
2020	9,047	$5.647675	$51,098	3.58%	0.00%	(2.71	) %
2019	7,341	5.804990	42,617	2.63	0.00	12.60
2018	6,042	5.155553	31,148	2.58	0.00	(15.41)
2017	5,092	6.094491	31,035	2.43	0.00	22.30
2016	3,917	4.983406	19,520	1.19	0.00	(3.41)
Emerging Markets Equity Division
2020	2,809	$16.321818	$45,852	2.28%	0.00%	26.86%
2019	2,361	12.866468	30,379	1.17	0.00	20.60
2018	1,795	10.668771	19,148	1.40	0.00	(13.75)
2017	1,285	12.370178	15,898	0.92	0.00	27.84
2016	919	9.676365	8,873	0.72	0.00	9.06
Government Money Market Division
2020	512	$43.480109	$22,273	0.19%	0.00%	0.31%
2019	490	43.345856	21,199	1.88	0.00	1.94
2018	375	42.522150	15,950	1.55	0.00	1.53
2017	314	41.875417	13,129	0.59	0.00	0.60
2016	333	41.625993	13,827	0.12	0.00	0.13
Short-Term Bond Division
2020	290	$13.954768	$4,044	2.28%	0.00%	4.29%
2019	269	13.380170	3,594	2.37	0.00	4.38
2018	187	12.818134	2,392	1.79	0.00	1.36
2017	112	12.646732	1,419	1.33	0.00	1.33
2016	66	12.481062	812	1.18	0.00	1.67
Select Bond Division
2020	156	$268.089237	$41,789	2.75%	0.00%	8.98%
2019	128	245.997917	31,508	2.93	0.00	8.65
2018	104	226.413644	23,677	2.34	0.00	(0.21)
2017	93	226.897252	21,292	2.11	0.00	3.58
2016	78	219.047810	17,054	2.05	0.00	3.06
Long-Term U.S. Government Bond Division
2020	78	$26.913884	$2,104	1.47%	0.00%	17.37%
2019	29	22.930587	672	1.56	0.00	13.17
2018	33	20.262648	678	2.58	0.00	(2.04)
2017	13	20.685508	266	1.72	0.00	8.28
2016	12	19.104481	253	1.95	0.00	1.09
Inflation Protection Division
2020	444	$17.146141	$7,622	1.99%	0.00%	9.57%
2019	314	15.648347	4,928	2.66	0.00	9.02
2018	259	14.354000	3,726	2.21	0.00	(2.61)
2017	199	14.738894	2,931	0.72	0.00	3.58
2016	125	14.229840	1,787	1.15	0.00	4.68
High Yield Bond Division
2020	277	$63.375613	$17,574	5.84%	0.00%	6.64%
2019	256	59.428074	15,208	5.74	0.00	14.97
2018	221	51.690668	11,390	5.46	0.00	(2.71)
2017	211	53.128855	11,192	5.51	0.00	6.88
2016	187	49.707921	9,331	5.50	0.00	14.60

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:			For the respective period ended:
				Dividend
				Income as
	Units	Unit Value,		a % of
	Outstanding	Lowest to	Net Assets	Average	Expense	Total
	(000’s)	Highest	(000’s)	Net Assets	Ratio (1)	Return (1)
Multi-Sector Bond Division
2020	1,082	$22.433485	$24,276	4.15%	0.00%	6.13%
2019	867	21.138053	18,341	4.85	0.00	14.04
2018	675	18.535667	12,522	3.14	0.00	(1.30)
2017	541	18.780164	10,176	3.98	0.00	8.38
2016	392	17.327635	6,763	4.89	0.00	11.09
Balanced Division
2020	34	$277.610210	$9,588	1.64%	0.00%	12.49%
2019	31	246.784874	7,767	2.28	0.00	17.92
2018	31	209.277798	6,448	2.36	0.00	(3.45)
2017	28	216.761163	5,889	2.16	0.00	11.98
2016	20	193.563662	4,264	2.25	0.00	6.58
Asset Allocation Division
2020	61	$33.001529	$2,006	2.36%	0.00%	13.43%
2019	81	29.093477	2,361	2.16	0.00	21.08
2018	42	24.028105	1,011	2.35	0.00	(4.88)
2017	31	25.259678	778	2.08	0.00	14.87
2016	27	21.988973	589	2.50	0.00	7.79
Fidelity VIP Mid Cap Division
2020	238	$70.458211	$16,725	0.62%	0.00%	18.07%
2019	240	59.676525	14,289	0.70	0.00	23.17
2018	251	48.449732	12,145	0.41	0.00	(14.77)
2017	240	56.847028	13,684	0.50	0.00	20.54
2016	256	47.161926	12,048	0.32	0.00	11.92
Fidelity VIP Contrafund Division
2020	785	$35.233871	$27,660	0.21%	0.00%	30.46%
2019	675	27.008170	18,253	0.22	0.00	31.27
2018	537	20.573795	11,051	0.47	0.00	(6.64)
2017	398	22.036922	8,788	0.84	0.00	21.59
2016	291	18.124509	5,268	0.68	0.00	7.73
AMT Sustainable Equity Division
2020	509	$29.909730	$15,225	0.62%	0.00%	19.56%
2019	442	25.016087	11,086	0.44	0.00	25.88
2018	338	19.872228	6,731	0.50	0.00	(5.72)
2017	269	21.076980	5,691	0.57	0.00	18.43
2016	199	17.797220	3,559	0.76	0.00	9.86
U.S. Strategic Equity Division
2020	154	$35.592905	$5,486	0.47%	0.00%	23.84%
2019	148	28.741505	4,298	1.07	0.00	30.26
2018	160	22.064057	3,548	1.15	0.00	(9.64)
2017	159	24.418364	3,876	1.01	0.00	20.80
2016	151	20.214494	3,056	1.03	0.00	10.64
U.S. Small Cap Equity Division
2020	85	$42.144292	$3,587	0.05%	0.00%	12.70%
2019	74	37.394611	2,772	0.57	0.00	23.07
2018	73	30.385277	2,200	0.47	0.00	(11.97)
2017	72	34.518205	2,490	0.17	0.00	15.48
2016	65	29.891437	1,962	0.83	0.00	18.66

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:			For the respective period ended:
				Dividend
				Income as
	Units	Unit Value,		a % of
	Outstanding	Lowest to	Net Assets	Average	Expense	Total
	(000’s)	Highest	(000’s)	Net Assets	Ratio (1)	Return (1)
International Developed Markets Division
2020	490	$24.058667	$11,797	1.23%	0.00%	5.08%
2019	455	22.896522	10,435	2.86	0.00	19.72
2018	327	19.124827	6,264	1.77	0.00	(14.87)
2017	277	22.466466	6,236	2.75	0.00	24.98
2016	272	17.976751	4,892	3.17	0.00	2.36
Strategic Bond Division
2020	476	$29.237785	$13,904	1.83%	0.00%	8.43%
2019	346	26.963899	9,330	2.84	0.00	9.19
2018	287	24.693685	7,082	2.15	0.00	(0.81)
2017	206	24.895915	5,143	1.34	0.00	3.86
2016	193	23.970161	4,624	1.60	0.00	3.10
Global Real Estate Securities Division
2020	502	$56.074809	$28,128	1.52%	0.00%	(5.18	) %
2019	387	59.135972	22,972	5.30	0.00	21.64
2018	332	48.615288	16,199	4.49	0.00	(5.73)
2017	272	51.568102	14,039	3.91	0.00	11.80
2016	213	46.124107	9,821	4.73	0.00	3.02
LifePoints Moderate Strategy Division
2020	24	$18.849922	$455	2.03%	0.00%	6.40%
2019	7	17.716081	124	1.16	0.00	12.54
2018	6	15.741887	94	3.80	0.00	(4.92)
2017	9	16.557145	157	2.12	0.00	9.88
2016	12	15.067752	184	3.95	0.00	7.75
LifePoints Balanced Strategy Division
2020	92	$19.332571	$1,784	2.15%	0.00%	7.65%
2019	86	17.958473	1,543	1.57	0.00	16.45
2018	105	15.421524	1,621	6.44	0.00	(6.80)
2017	60	16.545882	986	2.46	0.00	12.00
2016	50	14.773443	747	3.41	0.00	9.05
LifePoints Growth Strategy Division
2020	171	$19.098502	$3,262	1.62%	0.00%	9.75%
2019	151	17.402048	2,622	0.70	0.00	18.06
2018	153	14.739598	2,256	5.28	0.00	(8.05)
2017	143	16.029490	2,284	3.26	0.00	15.65
2016	110	13.860030	1,516	3.41	0.00	9.73
LifePoints Equity Growth Strategy Division
2020	36	$17.914598	$633	2.07%	0.00%	8.26%
2019	26	16.548015	420	0.23	0.00	20.09
2018	31	13.779890	423	4.51	0.00	(9.45)
2017	38	15.218716	571	3.51	0.00	17.55
2016	31	12.946453	403	3.01	0.00	10.85
Credit Suisse Trust Commodity Return Strategy Division
2020	3,183	$4.659188	$14,828	5.59%	0.00%	(1.48	) %
2019	2,272	4.729147	10,747	0.88	0.00	6.69
2018	1,729	4.432602	7,663	2.47	0.00	(11.66)
2017	1,392	5.017461	6,992	8.90	0.00	1.52
2016	1,013	4.942479	4,997	0.00	0.00	12.02

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

The Northwestern Mutual

Life Insurance Company

Financial Statements and

Supplementary Information

December 31, 2020, 2019 and 2018

Report of Independent Auditors

To the Board of Trustees of

The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of financial position as of December 31, 2020 and 2019, and the related statutory statements of operations, changes in surplus and cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

Milwaukee, Wisconsin

February 15, 2021

The Northwestern Mutual Life Insurance Company

Statements of Financial Position

(in millions)

	December 31,
	2020	2019

Assets:
Bonds	$166,324	$159,760
Mortgage loans	41,568	39,771
Policy loans	17,686	17,829
Common and preferred stocks	5,083	4,677
Real estate	2,959	2,872
Other investments	24,942	20,962
Cash and short-term investments	3,239	2,408

Total investments	261,801	248,279

Due and accrued investment income	2,522	2,057
Net deferred tax assets	2,305	1,609
Deferred premium and other assets	3,692	3,541
Separate account assets	38,447	34,832

Total assets	$308,767	$290,318

Liabilities and surplus:
Policy benefit reserves	$222,225	$211,100
Policyowner dividends payable	6,220	5,995
Interest maintenance reserve	2,355	979
Asset valuation reserve	7,362	6,203
Income taxes payable	231	129
Other liabilities	6,970	6,864
Separate account liabilities	38,447	34,832

Total liabilities	283,810	266,102

Surplus:
Surplus notes	3,573	3,568
Unassigned surplus	21,384	20,648

Total surplus	24,957	24,216

Total liabilities and surplus	$308,767	$290,318

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Operations

(in millions)

	For the years ended
	December 31,

	2020	2019	2018

Revenue:
Premiums	$19,323	$19,010	$18,036
Net investment income	11,078	10,149	9,791
Other income	723	696	655

Total revenue	31,124	29,855	28,482

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	11,736	11,515	11,436
Net additions to policy benefit reserves	9,527	9,451	8,079
Net transfers from separate accounts	(680)	(783)	(497)

Total benefits	20,583	20,183	19,018

Commissions and operating expenses	3,502	3,306	3,230

Total benefits and expenses	24,085	23,489	22,248

Gain from operations before dividends and taxes	7,039	6,366	6,234

Policyowner dividends	6,235	5,999	5,634

Gain from operations before taxes	804	367	600
Income tax expense (benefit)	277	(199)	(159)

Net gain from operations	527	566	759
Net realized capital (losses) gains	(102)	702	24

Net income	$425	$1,268	$783

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Changes in Surplus

(in millions)

	For the years ended

	December 31,
	2020	2019	2018

Beginning of year balance	$24,216	$22,134	$20,851

Net income	425	1,268	783

Change in net unrealized capital gains and losses	799	1,141	(126)

Change in net deferred tax assets	807	(130)	(76)

Change in nonadmitted assets	228	(143)	169

Change in asset valuation reserve	(1,159)	(1,606)	(263)

Change in surplus notes	5	620	-

Other surplus changes	(364)	932	796

Net increase in surplus	741	2,082	1,283

End of year balance	$24,957	$24,216	$22,134

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Cash Flows

(in millions)

	For the years ended December 31,
	2020	2019	2018

Cash flows from operating activities:
Premiums and other income received	$13,808	$13,864	$13,252
Investment income received	10,036	9,518	9,202
Benefit and dividend payments to policyowners and beneficiaries	(10,537)	(10,660)	(10,513)
Net transfers from separate accounts	664	770	496
Commissions, expenses and taxes paid	(3,809)	(3,268)	(2,699)

Net cash provided by operating activities	10,162	10,224	9,738

Cash flows used in investing activities:
Proceeds from investments sold or matured:
Bonds	60,747	41,841	33,279
Mortgage loans	3,301	3,078	3,167
Common and preferred stocks	4,046	5,461	4,886
Real estate	468	941	23
Other investments	3,063	2,235	2,831

Subtotal proceeds from investments	71,625	53,556	44,186

Cost of investments acquired:
Bonds	(64,976)	(47,219)	(40,797)
Mortgage loans	(5,008)	(6,048)	(4,314)
Common and preferred stocks	(4,075)	(3,832)	(4,857)
Real estate	(478)	(841)	(168)
Other investments	(7,537)	(5,634)	(4,515)

Subtotal cost of investments acquired	(82,074)	(63,574)	(54,651)

Net inflows of policy loans	492	168	35

Net cash applied to investing activities	(9,957)	(9,850)	(10,430)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	-	596	-
Net inflows (outflows) on deposit-type contracts	724	(232)	(350)
Other cash (applied) provided	(98)	(229)	472

Net cash provided by financing and miscellaneous sources	626	135	122

Net increase (decrease) in cash and short-term investments	831	509	(570)

Cash and short-term investments, beginning of year	2,408	1,899	2,469

Cash and short-term investments, end of year	$3,239	$2,408	$1,899

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Cash Flows (supplemental)

(in millions)

	For the years ended
	December 31,
	2020	2019	2018

Supplemental disclosures of cash flow information

Non-cash operating, investing and financing and miscellaneous sources not included in the statements of cash flows:

Operating:
Dividends used to pay premiums and loans	$5,779	$5,453	$5,149
Capitalized interest and payment in-kind investment income	895	870	776
Other policyowner contract activity	268	245	226
Employee benefit and compensation plan expenses	100	155	128

Investing:
Bond refinancings and exchanges	3,652	13,075	2,116
Mortgage loan refinancings and transfers	520	731	1,377
Net policy loan activity	285	316	295
Other invested asset exchanges	163	270	103
Common stock exchanges	22	105	144
Net premium loan activity	113	125	139
Net asset transfers with affiliated entities	434	199	138

Financing and Miscellaneous:
Deposit-type contract deposits and interest credited	556	505	391
Surplus note exchange	5	24	-

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

1.	Basis of Presentation

The accompanying statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the Company). The Company offers life, annuity and disability insurance products to the personal, business and estate markets throughout the United States of America.

In March 2020, the World Health Organization declared COVID-19, the disease caused by the novel coronavirus, a pandemic. The impact of COVID-19 has not significantly affected the Company’s financial results during 2020. The economic environment and other potential impacts of COVID-19 will continue to be monitored by the Company.

As part of an affiliated reinsurance agreement, the Company assumes the risks associated with the long-term care policies issued by its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (NLTC). See Note 9 for more information regarding reinsurance and its impacts on the Company’s financial statements.

These financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting or SAP), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statements of operations, are defined differently, (5) majority-owned subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income, (7) no deferral of realized investment gains and losses is permitted and (8) “nonadmitted” assets, required for the statutory basis of accounting, are included in total assets. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance and annuity policyowners, secured by the cash value of the related policies. Policy loans earn interest at either a fixed or variable rate, based on either an election that is made by the policyowner when applying for their policy or, for certain policies, as specified by the contract. If a variable rate is elected or specified by the contract, the rate will be reset annually. Policy loans are reported at the unpaid principal balance, which approximates fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Cash and Short-term Investments

Short-term investments include securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in fixed-rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 14 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Policy Benefit Reserves

Policy benefit reserves generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI). These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. Deposit funds, which include liabilities for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners, are also included within policy benefit reserves. See Note 5 and Note 14 for more information regarding the Company’s policy benefit reserves.

Policyowner Dividends

All life and disability insurance policies and certain annuity policies issued by the Company are participating. All long-term care insurance policies issued by NLTC are also participating. Annually, the Company’s Board of Trustees (at its discretion) approves the amount and allocation, if any, of dividends among groups of policies issued by the Company, based on management’s recommendation. The payment of dividends on any particular policy is not guaranteed. Dividends are accrued and charged to operations when approved. The liability for policyowner dividends includes the estimated amount of annual and termination dividends. Termination dividends are additional dividends payable on whole life policies upon surrender, maturity or, for policies issued in one state, death. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, or use them as follows: reduce future premiums due, purchase additional insurance benefits, repay policy loans, or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits or pay premiums are reported as premiums in the statements of operations but are not included in premiums received or benefit and dividend payments to policyowners and beneficiaries in the statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of annual dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of annual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year. The fact that the Company guarantees a minimum aggregate payment of annual dividends in one year does not obligate the Company to declare a dividend in future years or to guarantee any portion of dividends that may be declared in future years.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (IMR). The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into net investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (AVR). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from revenue in the statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with securities lending and repurchase agreements and interest expense related to the Company’s surplus notes. See Note 3 for more information regarding net investment income and repurchase agreements and Note 13 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowances are recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, maturity, disability and long-term care benefits, as well as payments on supplementary contracts and income annuities that include life contingencies. Benefit payments on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from benefits in the statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating expenses, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in net unrealized capital gains and losses in the statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the statements of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is recorded only if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are included in income tax benefit in the year that such determination is made by the Company. The Company reports interest accrued or released related to contingent tax liabilities in current income taxes or tax benefit.

See Note 10 for more information on the Company’s income taxes.

Information Technology Equipment and Software

The cost of information technology (IT) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years using the straight-line method. IT equipment and operating software assets of $27 million and $31 million at December 31, 2020 and 2019, respectively, are included in other assets in the Statements of Financial Position and are net of accumulated depreciation of $42 million and $428 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statements of financial position. These amounts were $388 million and $357 million at December 31, 2020 and 2019, respectively. Depreciation expense for IT equipment and software totaled $153 million, $146 million and $134 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statements of financial position. These amounts were $117 million and $130 million at December 31, 2020 and 2019, respectively. Depreciation expense for furniture, fixtures and equipment totaled $14 million, $16 million and $16 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Corporate Owned Life Insurance

Through a wholly-owned subsidiary, the Company indirectly holds corporate-owned life insurance (“COLI”) to provide protection against key-person risk for certain qualified employees and to help fund certain future employee benefit expenses. See Note 3 for more information regarding COLI.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), derivatives, and certain equity-method investments for which audits are not performed are excluded from assets and surplus in the statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statements of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company invests in bonds, mortgage loans, equities, and other investments denominated in foreign currencies. Investments denominated in a foreign currency are remeasured to U.S. dollars at each reporting date using then-current foreign currency exchange rates. Translation gains or losses relating to fluctuations in exchange rates are reported as a change in net unrealized capital gains and losses until the related investment is sold, determined to be other-than-temporarily impaired or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are remeasured to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2020 through February 15, 2021, the date these financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that other than described below, no other events subsequent to December 31, 2020 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

During January 2021, the Company issued a $750 million funding agreement as part of a funding agreement-backed note (FABN) program, first established in December 2020. See Note 5 for more information regarding the Company’s FABN program.

3.	Investments

Bonds

The Securities Valuation Office (SVO) of the NAIC Investment Analysis Office evaluates the credit quality of the Company’s bond investments and issues related credit ratings. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost less any other-than-temporary impairment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. SVO-identified exchange-traded fund investments are reported at fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Statement value and fair value of bonds at December 31, 2020 and 2019, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2020	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$2,755	$168	$(1)	$2,922
States, territories and possessions	603	153	-	756
Special revenue and assessments	18,643	1,145	(4)	19,784
All foreign governments	4,927	577	(4)	5,500
Hybrid securities	976	69	(4)	1,041
SVO-identified funds	401	-	-	401
Industrial and miscellaneous	138,019	15,269	(258)	153,030

Total bonds	$166,324	$17,381	$(271)	$183,434

December 31, 2019	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$2,701	$158	$(5)	$2,854
States, territories and possessions	742	139	(1)	880
Special revenue and assessments	26,310	887	(48)	27,149
All foreign governments	4,531	350	(23)	4,858
Hybrid securities	473	28	(22)	479
SVO-identified funds	3	-	-	3
Industrial and miscellaneous	125,000	7,864	(358)	132,506

Total bonds	$159,760	$9,426	$(457)	$168,729

Bonds classified by the NAIC as special revenue and assessments primarily consist of U.S. Government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as industrial and miscellaneous consist primarily of notes issued by public and private corporate entities and structured securities not issued by U.S. Government agencies.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Statement value of bonds by SVO rating category at December 31, 2020 and 2019 was as follows:

December 31, 2020	SVO Rating

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$2,755	$-	$-	$-	$-	$-	$2,755

States, territories and possessions	527	76	-	-	-	-	603

Special revenue and assessments	18,435	178	30	-	-	-	18,643

All foreign governments	1,468	3,377	39	34	9	-	4,927

Hybrid securities	-	768	172	35	-	1	976

SVO-identified funds	-	401	-	-	-	-	401

Industrial and miscellaneous	59,331	61,398	8,797	5,208	3,160	125	138,019

Total bonds	$82,516	$66,198	$9,038	$5,277	$3,169	$126	$166,324

December 31, 2019	SVO Rating

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$2,701	$-	$-	$-	$-	$-	$2,701

States, territories and possessions	664	78	-	-	-	-	742

Special revenue and assessments	26,159	119	32	-	-	-	26,310

All foreign governments	1,472	2,903	65	40	51	-	4,531

Hybrid securities	-	270	173	30	-	-	473

SVO-identified funds	-	-	-	3	-	-	3

Industrial and miscellaneous	60,420	49,654	6,809	5,014	3,049	54	125,000

Total bonds	$91,416	$53,024	$7,079	$5,087	$3,100	$54	$159,760

Based on statement value, 89% and 90% of the Company’s bond portfolio was rated investment grade (i.e., rated 1 or 2 by the SVO) at December 31, 2020 and 2019, respectively.

Statement value and fair value of structured securities at December 31, 2020 and 2019, aggregated by investment grade or below investment grade (i.e., rated 3, 4, 5 or 6 by the SVO), were as follows:

December 31, 2020	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)			(in millions)	(in millions)
Residential mortgage-backed:
U.S. Government agencies	$16,465	$17,191	$-	$-	$16,465	$17,191
Other prime	661	685	2	2	663	687
Other below-prime	546	560	3	4	549	564
Commercial mortgage-backed:
U.S. Government agencies	70	74	-	-	70	74
Conduit	3,756	3,954	-	-	3,756	3,954
Other commercial mortgage-backed	-	-	-	-	-	-
Other asset-backed	10,705	11,038	39	43	10,744	11,081

Total structured securities	$32,203	$33,502	$44	$49	$32,247	$33,551

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

December 31, 2019	Investment Grade		Below Investment Grade			Total
	Statement Value	Fair Value	Statement Value		Fair Value	Statement Value	Fair Value
	(in millions)			(in millions)		(in millions)
Residential mortgage-backed:
U.S. Government agencies	$24,486	$24,947	$-		$-	$24,486	$24,947
Other prime	709	719	1		1	710	720
Other below-prime	357	362	2		3	359	365
Commercial mortgage-backed:
U.S. Government agencies	64	66	-		-	64	66
Conduit	3,008	3,077	-		-	3,008	3,077
Other commercial mortgage-backed	2	2	-		-	2	2
Other asset-backed	8,420	8,574	98		107	8,518	8,681

Total structured securities	$37,046	$37,747	$101		$111	$37,147	$37,858

Based on statement value, over 99% of the Company’s structured securities portfolio was rated as investment grade at each of December 31, 2020 and 2019. Based on statement value, the Company’s investment in residential mortgage-backed securities issued by U.S. Government agencies at December 31, 2020 and 2019 was 10% and 15%, respectively, of total bond investments.

Statement value and fair value of bonds and short-term investments by contractual maturity at December 31, 2020 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees.

	Statement	Fair
	Value	Value
	(in millions)

Due in one year or less	$5,399	$5,443

Due after one year through five years	37,436	39,716

Due after five years through ten years	51,204	55,919

Due after ten years	74,910	84,981

Total	$168,949	$186,059

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at the unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method. Affiliated mortgage loan investments were $134 million and $163 million at December 31, 2020 and 2019, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2020 and 2019 was as follows:

December 31, 2020	United States of America
	East	Midwest	South	West	Foreign	Total
	(in millions)

Apartment	$6,479	$2,170	$3,416	$7,901	$-	$19,966

Office	3,552	871	1,127	3,192	-	8,742

Retail	2,318	524	1,492	1,950	-	6,284

Warehouse/Industrial	741	546	585	1,311	185	3,368

Manufactured housing	283	317	1,118	898	231	2,847

Other	124	60	27	150	-	361

Total	$13,497	$4,488	$7,765	$15,402	$416	$41,568

December 31, 2019	United States of America
	East	Midwest	South	West	Foreign	Total
	(in millions)

Apartment	$5,434	$1,915	$2,912	$7,411	$-	$17,672

Office	3,617	897	1,293	3,263	-	9,070

Retail	2,593	535	1,670	2,052	-	6,850

Warehouse/Industrial	677	447	672	1,179	196	3,171

Manufactured housing	254	321	1,189	893	-	2,657

Other	126	59	28	138	-	351

Total	$12,701	$4,174	$7,764	$14,936	$196	$39,771

The Company has mortgage loans where co-lending or participation arrangements are in place with unaffiliated third parties. Mortgage loans with co-lending or participation arrangements totaled $3.3 billion and $3.5 billion at December 31, 2020 and 2019, respectively.

All mortgage loans were current on contractual interest and principal payments at each of December 31, 2020 and 2019. Interest rates and loan-to-value (LTV) ratio information for the Company’s mortgage loans originated or refinanced during 2020 and 2019 is summarized below.

For mortgage loans originated or refinanced during:	2020	2019

Minimum interest rate	1.93%	2.95%

Maximum interest rate	5.50%	11.75%

Weighted-average LTV	57%	57%

Maximum LTV	71%	74%

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A lower LTV ratio generally indicates a higher quality loan. At December 31, 2020 and 2019, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 54% and 52%, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2020 and 2019 was as follows:

December 31, 2020	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)

Apartment	$5,091	$14,268	$382	$225	$19,966

Office	4,311	3,929	502	-	8,742

Retail	1,797	3,230	1,141	116	6,284

Warehouse/Industrial	1,836	1,214	318	-	3,368

Manufactured housing	902	1,945	-	-	2,847

Other	169	44	133	15	361

Total	$14,106	$24,630	$2,476	$356	$41,568

December 31, 2019	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)

Apartment	$5,628	$11,877	$167	$-	$17,672

Office	5,977	2,704	318	71	9,070

Retail	3,179	3,370	258	43	6,850

Warehouse/Industrial	1,699	1,187	216	69	3,171

Manufactured housing	419	2,238	-	-	2,657

Other	222	54	59	16	351

Total	$17,124	$21,430	$1,018	$199	$39,771

At December 31, 2020, the Company had no mortgage loans with an LTV ratio in excess of 100%. The aggregate statement value of mortgage loans with an LTV ratio in excess of 100% was $45 million at December 31, 2019.

The fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary due to changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 14 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a request by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, the statutory basis of accounting requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company recognized no capital losses related to troubled debt restructuring of mortgage loans for the years ended December 31, 2020, 2019 and 2018, respectively. The Company had no mortgage loans at either of December 31, 2020 or December 31, 2019 that were considered “restructured.”

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in net unrealized capital gains and losses in the statements of changes in surplus. If the Company later determines that the decline in value is other-than-temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company had no mortgage loan valuation allowance at December 31, 2020 or 2019. The Company recognized other-than-temporary impairment losses on mortgage loans of $15 million and $0 for the years ended December 31, 2020 and 2019, respectively.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $ 4,883 million and $4,474 million included in the statements of financial position at December 31, 2020 and 2019, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is primarily determined using a sponsor valuation or market comparables approach. The equity method is generally used to report investments in common stock of unconsolidated subsidiaries.

Preferred stocks rated 1, 2 or 3 by the SVO are reported at amortized cost. Preferred stocks rated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. At December 31, 2020 and 2019, the statements of financial position included $200 million and $203 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily determined using a sponsor valuation or market comparables approach.

See Note 14 for more information regarding the fair value of the Company’s investments in common and preferred stock.

Real Estate

Real estate investments are reported at cost, less any encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income.

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2020 and 2019 was as follows:

December 31, 2020	East	Midwest	South	West	Total
	(in millions)

Apartment	$403	$187	$79	$833	$1,502

Office	213	688	62	-	963

Warehouse/Industrial	113	-	-	204	317

Other	16	53	108	-	177

Total	$745	$928	$249	$1,037	$2,959

December 31, 2019	East	Midwest	South	West	Total
	(in millions)

Apartment	$277	$195	$178	$718	$1,368

Office	214	676	128	17	1,035

Warehouse/Industrial	118	-	38	205	361

Other	16	54	13	25	108

Total	$625	$925	$357	$965	$2,872

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $688 million and $676 million at December 31, 2020 and 2019, respectively. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (JVs) and limited liability companies (LLCs). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through wholly-owned non-insurance investment holding companies organized as LLCs. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity.

The statement value of other investments held directly or indirectly by the Company at December 31, 2020 and 2019 was as follows:

	December 31,
	2020	2019
	(in millions)

Securities partnerships and LLCs	$9,615	$7,581

Common and preferred stocks	3,499	2,030

Real estate JVs, partnerships and LLCs	3,435	2,697

Bonds	3,296	3,571

Real estate	1,197	1,023

COLI	1,195	1,043

Cash and short-term investments	1,100	444

Structured settlements	790	800

Low income housing tax credit properties	708	662

Derivative instruments	358	546

Lease receivables	144	274

Other net assets (liabilities)	(395)	291

Total	$24,942	$20,962

For securities partnerships and LLCs, bonds, common and preferred stocks, COLI, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate related investments (including JVs, partnerships and LLCs), structured settlements, tax credit properties and lease receivables, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 13 years of unexpired credits at December 31, 2020 and 2019, respectively. The required holding period for tax credit properties is 15 years. The amount of tax credits and other tax benefits recognized during 2020 and 2019 were $136 million and $123 million, respectively. See Note 10 for more information regarding the Company’s use of tax credits.

See Note 4 for more information regarding the Company’s use of derivatives.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company’s investments in subsidiaries, controlled and affiliated entities (SCAs) are reported in the statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. At December 31, 2020 and 2019, the value of wholly-owned SCA investments were as follows:

	December 31, 2020			December 31, 2019

	Investment in SCA	Nonadmitted Asset	Statement Value	Investment in SCA	Nonadmitted Asset	Statement Value

		(in millions)			(in millions)

NM Wealth Management Company	$265	$-	$265	$237	$-	$237

Total common stock SCAs [1]	265	-	265	237	-	237

NML Securities Holdings, LLC	11,016	-	11,016	8,485	-	8,485

NML Real Estate Holdings, LLC	2,467	-	2,467	2,404	-	2,404

NM Investment Holdings, LLC	1,371	-	1,371	1,334	-	1,334

NM Investment Services, LLC	126	-	126	124	-	124

NM Pebble Valley, LLC	93	-	93	128	-	128

NM GP Holdings, LLC	56	6	50	62	13	49

NM QOZ Fund II, LLC	45	-	45	-	-	-

QOZ Holding Company, LLC	23	-	23	-	-	-

NM QOZ FUND, LLC	16	-	16	16	-	16

NM-SAS, LLC	12	7	5	4	-	4

Mason Street Advisors, LLC	6	6	-	36	36	-

Northwestern Mutual Investment Management Company, LLC	3	3	-	44	44	-

NM Career Distribution Holdings, LLC	2	2	-	4	4	-

GRO-SUB, LLC	2	2	-	1	1	-

GRO, LLC	-	-	-	1	1	-

Venture Studio Holdings, LLC	-	-	-	-	-	-

Total other investment SCAs [2]	15,238	26	15,212	12,643	99	12,544

Total investments in SCAs	$15,503	$26	$15,477	$12,880	$99	$12,781

[1]	Reported in common and preferred stocks in the statements of financial position.
[2]	Reported in other investments in the statements of financial position.

Investment filings for all common stock SCAs were submitted to the NAIC during 2020. In all cases, the NAIC accepted the statement value.

Net Investment Income

The sources of net investment income for the years ended December 31, 2020, 2019 and 2018 were as follows:

	For the years ended December 31,

	2020	2019	2018

		(in millions)

Bonds	$6,154	$6,400	$6,020

Mortgage loans	1,717	1,676	1,573

Common and preferred stocks	188	146	210

Real estate	279	288	275

Other investments	2,122	1,205	1,184

Policy loans	1,180	1,180	1,164

Amortization of IMR	255	133	135

Gross investment income	11,895	11,028	10,561

Less: investment expenses	817	879	770

Net investment income	$11,078	$10,149	$9,791

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

For the years ended December 31, 2020 and 2019, bond investment income included $82 million and $72 million of prepayment fees, respectively, generated as a result of 127 and 108 securities, respectively, sold, disposed, or otherwise redeemed as a result of a callable feature. Accrued investment income more than ninety days past due is a nonadmitted asset. Changes in the nonadmitted amount are reported as direct adjustments to surplus in the statements of changes in surplus. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made.

Realized Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be other-than-temporary. Realized capital gains and losses, as reported in the statements of operations, are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses.

Realized capital gains and losses for the years ended December 31, 2020, 2019 and 2018 were as follows:

	For the year ended			For the year ended			For the year ended

	December 31, 2020			December 31, 2019			December 31, 2018

			Net			Net			Net

			Realized			Realized			Realized

	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains

	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)

		(in millions)			(in millions)			(in millions)

Bonds	$2,724	$(861)	$1,863	$1,094	$(369)	$725	$275	$(543)	$(268)
Mortgage loans	-	(22)	(22)	8	(3)	5	-	(2)	(2)
Common and preferred stocks	461	(643)	(182)	662	(291)	371	538	(147)	391
Real estate	253	-	253	502	(6)	496	12	(13)	(1)
Other investments	1,350	(1,302)	48	1,005	(1,053)	(48)	699	(952)	(253)

Subtotal	$4,788	$(2,828)	1,960	$3,271	$(1,722)	1,549	$1,524	$(1,657)	(133)

Less: IMR net gains (losses) before taxes			2,064			674			(245)
Less: Capital gains tax (benefit) expense			(2)			173			88

Net realized capital (losses) gains			$(102)			$702			$24

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bonds totaled $48 billion, $30 billion, and $22 billion for the years ended December 31, 2020, 2019 and 2018, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify investments that have experienced a decline in fair value that is considered to be other-than-temporary. Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other-than-temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry sector credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary impairment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2020, 2019 and 2018 were as follows:

	For the years ended December 31,
	2020	2019	2018
Bonds, common and preferred stocks:		(in millions)

Structured securities	$-	$(1)	$(1)
Foreign government	(34)	-	-
Financial services	-	-	(1)
Consumer discretionary	(51)	(84)	-
Industrials	(42)	(9)	(35)
Energy	(59)	(44)	(2)
Basic materials	-	(1)	-
Other	(13)	-	-

Subtotal	(199)	(139)	(39)

Mortgage loans	(15)	-	-
Real estate	-	(6)	(13)

Other investments:
Securities partnerships	(6)	(78)	(44)
Energy and transportation	-	-	(22)

Subtotal	(6)	(78)	(66)

Total	$(220)	$(223)	$(118)

In addition to the realized capital losses above, $37 million, $0.2 million and $22 million of other-than-temporary impairments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2020, 2019 and 2018, respectively. The decline in the Company’s equity in these subsidiaries resulting from these impairments is reported in changes in net unrealized capital gains and losses in the statements of changes in surplus.

Unrealized Capital Gains and Losses

Unrealized capital gains and losses include changes in the fair value of common and some preferred stocks, other investments and currency translation adjustments on foreign-denominated bonds and mortgage loans and are reported net of any related changes in deferred taxes in the statements of changes in surplus. Changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated subsidiaries are also reported as changes in unrealized capital gains and losses. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Changes in net unrealized capital gains and losses for the years ended December 31, 2020, 2019 and 2018 were as follows:

	For the years ended December 31,

	2020	2019	2018
	(in millions)

Bonds	$606	$152	$(376)

Mortgage loans	33	11	(10)

Common and preferred stocks	520	304	(653)

Other investments	(251)	727	833

Subtotal	908	1,194	(206)

Change in deferred taxes	(109)	(53)	80

Change in net unrealized capital gains and losses	$799	$1,141	$(126)

Changes in net unrealized capital gains and losses for the years ended December 31, 2020, 2019 and 2018 included the reversal of previously unrealized capital gains of $(1,428) million, $(369) million and $ (602) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2020 and 2019 were as follows:

	December 31, 2020

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$5,669	$5,526	$(143)	$3,544	$3,290	$(254)

Common and preferred stocks	150	131	(19)	159	123	(36)

Total	$5,819	$5,657	$(162)	$3,703	$3,413	$(290)

	December 31, 2019

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$11,128	$10,947	$(181)	$9,657	$9,139	$(518)

Common and preferred stocks	495	430	(65)	374	307	(67)

Total	$11,623	$11,377	$(246)	$10,031	$9,446	$(585)

All of these bonds were current on contractual interest and principal payments at December 31, 2020. Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances.

At December 31, 2020 and 2019, unrealized capital losses on structured securities in a loss position for greater than 12 months were $5 million and $32 million, respectively, while unrealized capital losses on structured securities in a loss position for less than 12 months were $20 million and $34 million, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

For securities without a full SVO credit analysis performed, the statutory basis of accounting allows the Company to assign a NAIC designation of 5* to such securities for reporting purposes. At December 31, 2020 and 2019, the statement and fair values of NAIC 5* securities were as follows:

	December 31,

	2020			2019

	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value
	($ in millions)			($ in millions)

Bonds	51	$1,300	$1,279	59	$1,471	$1,412
Preferred stock	9	127	155	5	79	83
Loan-backed and structured securities	2	6	8	5	57	66

Total	62	$1,433	$1,442	69	$1,607	$1,561

Repurchase Agreements

The Company participates in bilateral and tri-party repurchase programs with U.S. domiciled unaffiliated third parties. The agreements under these programs require the Company to sell securities and simultaneously agree to repurchase the same (or substantially the same) securities prior to the securities reaching their maturity. These repurchase agreements are intended to enhance the yield of the Company’s investment portfolio. The agreements are accounted for as collateralized borrowings with the transferred security proceeds recorded as other liabilities in the statements of financial position while the underlying securities continue to be recorded as investments by the Company. Investment earnings are recorded as net investment income and the difference between the transferred security proceeds and the amount at which the securities will be subsequently reacquired is amortized into net investment income as interest expense in the statements of operations.

The Company manages counterparty and other risks associated with its repurchase program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 97% of the fair value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received. At December 31, 2020 and 2019, the liability to return the repurchase agreement cash collateral was $1.3 billion and $1.7 billion, respectively, and is reported as other liabilities in the statements of financial position.

During 2020 and 2019, cash collateral received, and the corresponding liability to return that collateral, had the following characteristics:

For the quarter ended:	Maximum Balance	Ending Balance

	(in millions)

March 31, 2020	$1,990	$1,862

June 30, 2020	$1,866	$1,278

September 30, 2020	$1,332	$1,319

December 31, 2020	$1,319	$1,315

March 31, 2019	$1,867	$1,771

June 30, 2019	$1,798	$1,797

September 30, 2019	$1,833	$1,410

December 31, 2019	$1,718	$1,711

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

During 2020 and 2019, securities sold under repurchase agreements included the following characteristics:

For the quarter ended:	Maximum Balance (Fair Value)	Ending Balance (Fair Value)	Ending Balance (Statement Value)
	(in millions)
March 31, 2020	$2,033	$1,907	$1,862
June 30, 2020	$1,911	$1,303	$1,278
September 30, 2020	$1,367	$1,350	$1,319
December 31, 2020	$1,353	$1,341	$1,315
March 31, 2019	$1,902	$1,799	$1,697
June 30, 2019	$1,835	$1,821	$1,697
September 30, 2019	$1,872	$1,434	$1,299
December 31, 2019	$1,754	$1,730	$1,600

The repurchase agreements have overnight contractual maturities. Securities sold under the repurchase agreements consisted of U.S. Treasury securities and U.S. Government agency-issued residential mortgage-backed securities. All securities sold had NAIC ratings of 1.

The amortized cost, fair value and remaining term to maturity of reinvested repurchase agreement collateral held by the Company at December 31, 2020 and 2019 was as follows:

	December 31, 2020		December 31, 2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
30 days or less	$554	$554	$700	$700
31-60 days	165	165	9	9
61-90 days	39	39	30	30
91-120 days	2	2	60	60
121-180 days	138	138	117	118
181-365 days	115	115	258	258
1-2 years	54	54	486	486
2-3 years	214	215	45	45
Over 3 years	46	46	9	9

Total	$1,327	$1,328	$1,714	$1,715

If the securities sold under the repurchase agreements or the reinvested collateral become less liquid, the Company has the liquidity resources within its general account available to meet potential cash demands when securities are required to be repurchased.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with counterparties in connection with repurchase agreements and derivative transactions.

At December 31, 2020 and 2019, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. See Note 4 for more information regarding the Company’s derivative portfolio.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The statement value of restricted assets at December 31, 2020 and 2019, summarized by type of restriction, was as follows:

	December 31,
	2020	2019
	(in millions)
Loaned securities - repurchase agreements	$1,315	$1,600
Federal Home Loan Bank of Chicago pledged collateral	1,359	-
Derivative transactions	242	67
Federal Home Loan Bank of Chicago stock	37	-
Securities on deposit with states	4	4

Total restricted assets	$2,957	$1,671

Collateral Assets Received

The statement and fair values of collateral received at December 31, 2020 and 2019 were as follows:

	December 31, 2020		December 31, 2019

	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)
Repurchase agreement collateral	$1,315	$1,341	$1,711	$1,711
Derivative collateral	154	154	642	642
Mortgage loan escrow	75	75	59	59
Real estate escrow and security deposits	4	4	5	5

Total collateral assets	$1,548	$1,574	$2,417	$2,417

At December 31, 2020 and 2019, derivative collateral received included $1 million related to separate accounts and the obligation to return this collateral is reported in separate account liabilities in the statements of financial position. The obligation to return all other collateral received is reported as other liabilities in the statements of financial position.

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared or executed in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing exchanges.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The fair value of collateral held by the Company under derivative support agreements at December 31, 2020 and 2019 was as follows:

	December 31,
	2020	2019
	(in millions)
Bonds:
General Account	$83	$71
Separate Accounts	-	-

Total bond collateral	$83	$71

Cash:
General Account	$153	$642
Separate Accounts	1	-

Total cash collateral	$154	$642

Bond collateral held in the general account is not reported in the statements of financial position. Cash collateral held in the general account is reported as cash and short-term investments in the statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. Separate account cash collateral assets and related liabilities is reported in the separate account assets and liabilities, respectively, in the statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The fair value of collateral posted by the Company at December 31, 2020 and 2019 was as follows:

	December 31,
	2020	2019
	(in millions)
Bonds posted for derivative support agreements:
General Account	$12	$7
Separate Accounts	-	-
Bonds posted for futures agreements:
General Account	92	34
Separate Accounts	15	10

Total bond collateral	$119	$51

Cash posted for derivative support agreements:
General Account	$117	$12
Separate Accounts	-	-
Cash posted for futures agreements:
General Account	4	1
Separate Accounts	2	3

Total cash collateral	$123	$16

Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as a receivable included in other investments in the statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow or fair value hedges, with the related derivative instrument reported at amortized cost in the statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in fixed and variable interest rate bonds and fixed rate liabilities over a period of up to 12 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans denominated in foreign currencies over a period of up to 30 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

The average fair value of outstanding derivative assets not designated as hedging instruments was $ 142 million and $136 million for the years ended December 31, 2020 and 2019, respectively. The average fair value of outstanding derivative liabilities not designated as hedging instruments was $30 million and $18 million for the years ended December 31, 2020 and 2019, respectively.

Interest rate caps and floors are used to mitigate the risk of a significant and sustained increase or decrease in interest rates for certain of the Company’s debt instruments and insurance and annuity products. Interest rate caps and floors entitle the Company to pay or receive payments from a counterparty if market interest rates rise above or decline below a specified level. Amounts paid or received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 10 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified number of contracts at a specified price at a future date.

Fixed income forwards are used to gain exposure to the investment risk and return of mortgage-backed securities by utilizing “to-be-announced” (TBA) forward contracts. The Company also uses TBA forward contracts to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost-effective way. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to purchase a substantially similar security for later settlement. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies over a period of up to 15 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Equity and fixed income total return swaps are used to mitigate market risk for investments in portfolios of common stocks, other equity securities, and fixed income investments. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between the return on a specified security, basket of securities or index and a specified short-term funding rate, typically London Interbank Offered Rate (LIBOR) plus or minus a spread, applied to the notional amount of the contract.

Equity index futures are used to mitigate market risk for investments in portfolios of common stock. Equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract.

Warrants are acquired through the purchase of private bonds. Warrants provide the Company the right to purchase an underlying financial instrument at a given price and time. Changes in the value of the underlying financial instrument are reported as a change in unrealized capital gains or losses. When the warrant is exercised, the derivative is terminated, and the current value becomes the basis for the new financial instrument.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific bond issuers. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Investment Replications

Equity total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Equity total return swaps are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Interest rate swap replications are used to replicate a bond investment through the use of cash market instruments combined with an interest rate swap. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate and a specified fixed interest rate applied to the notional amount of the contract. Interest rate swap replications, including the derivative components, are reported at amortized cost.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The effects of the Company’s use of derivative instruments on the Statements of Financial Position at December 31, 2020 and 2019 were as follows:

	December 31, 2020

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$400	$2	$-	$32	$-

Interest rate swaps	350	-	-	9	-

Foreign exchange contracts:

Foreign currency swaps	11,592	258	(599)	432	(477)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,338	1	-	1	-

Interest rate floors	200	35	-	35	-

Interest rate swaps	168	8	-	8	-

Swaptions	3,656	26	-	26	-

Fixed income futures	12,536	-	-	-	-

Fixed income forwards	2,295	15	(1)	15	(1)

Foreign exchange contracts:

Foreign currency forwards	1,771	4	(16)	4	(16)

Foreign currency swaps	132	9	(6)	9	(6)

Equity contracts:

Equity total return swaps	-	-	-	-	-

Equity index futures	-	-	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-	-	-

Credit contracts:

Purchased credit default swaps	-	-	-	-	-
Warrants	-	-	-	-	-

Investment replications

Interest rate contracts:

Interest rate swaps	6	-	-	-	-

Equity contracts:

Equity total return swaps	-	-	-	-	-

Total derivatives		$358	$(622)	$571	$(500)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

	December 31, 2019

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$600	$3	$-	$27	$-

Interest rate swaps	56	-	-	5	-

Foreign exchange contracts:

Foreign currency swaps	10,962	468	(168)	590	(142)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	998	2	-	2	-

Interest rate floors	2,252	32	(2)	32	(2)

Interest rate swaps	150	2	(0)	2	-

Swaptions	3,559	31	-	31	-

Fixed income futures	7,370	-	-	-	-

Fixed income forwards	-	-	-	-	-

Foreign exchange contracts:

Foreign currency forwards	1,092	1	(15)	1	(15)

Foreign currency swaps	121	7	(4)	7	(4)

Equity contracts:

Equity total return swaps	-	-	-	-	-

Equity index futures	-	-	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-	-	-

Credit contracts:

Purchased credit default swaps	-	-	-	-	-
Warrants	-	-	-	-	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-	-	-

Equity contracts:

Equity total return swaps	-	-	-	-	-

Total derivatives		$546	$(189)	$697	$(163)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The effects of the Company’s use of derivative instruments on the statements of operations and changes in surplus for the years ended December 31, 2020, 2019 and 2018 were as follows:

	For the year ended December 31, 2020
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$15

Interest rate swaps	-	-	1

Foreign exchange contracts:

Foreign currency swaps	(641)	29	158

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	-	-	(1)

Interest rate floors	9	27	-

Interest rate swaps	6	-	1

Swaptions	(3)	-	(9)

Fixed income futures	12	(121)	-

Fixed income forwards	13	23	-

Foreign exchange contracts:

Foreign currency forwards	2	(83)	-

Foreign currency swaps	(1)	-	2

Equity contracts:

Equity total return swaps	-	-	-

Equity index futures	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-

Credit contracts:

Purchased credit default swaps	-	(1)
Warrants	(40)	117	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	5	-

Equity contracts:

Equity total return swaps	-	52	-

Total derivatives	$(643)	$48	$167

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

	For the year ended December 31, 2019
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$8

Interest rate swaps	-	-	-

Foreign exchange contracts:

Foreign currency swaps	(188)	(3)	139

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(3)	-	(2)

Interest rate floors	11	-	(1)

Interest rate swaps	(9)	4	1

Swaptions	(34)	-	(9)

Fixed income futures	7	(123)	-

Fixed income forwards	-	4	-

Foreign exchange contracts:

Foreign currency forwards	(17)	46	-

Foreign currency swaps	(1)	-	1

Equity contracts:

Equity total return swaps	-	68	(9)

Equity index futures	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-

Credit contracts:

Purchased credit default swaps	-	-
Warrants	26	-	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Equity contracts:

Equity total return swaps	-	-	-

Total derivatives	$(208)	$(4)	$128

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

	For the year ended December 31, 2018
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$6

Interest rate swaps	-	-	-

Foreign exchange contracts:

Foreign currency swaps	376	30	107

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	-	-	(2)

Interest rate floors	(1)	-	-

Interest rate swaps	7	12	(1)

Swaptions	8	-	(9)

Fixed income futures	(9)	(32)	-

Fixed income forwards	(4)	(8)	-

Foreign exchange contracts:

Foreign currency forwards	12	24	-

Foreign currency swaps	5	-	-

Equity contracts:

Equity total return swaps	-	-	-

Equity index futures	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-

Credit contracts:

Purchased credit default swaps	-	-
Warrants	16	-	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Equity contracts:

Equity total return swaps	-	-	-

Total derivatives	$410	$26	$101

Changes in net unrealized gains or losses resulting from derivatives that no longer qualify for hedge accounting were $0 million, $0 million and $5 million for the years ended December 31, 2020, 2019 and 2018, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

5.	Policy Benefit Reserves

General account policy benefit reserves at December 31, 2020 and 2019 were as follows:

	December 31,
	2020	2019
	(in millions)

Life insurance reserves	$194,110	$185,991

Annuity reserves	11,849	10,887

Deposit funds	4,860	3,580

Disability and long-term care unpaid claims and claim reserves	5,342	5,200

Disability and long-term care active life reserves	6,064	5,442

Total policy benefit reserves	$222,225	$211,100

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the OCI and are computed in accordance with standard actuarial methodology based on the Commissioners’ Reserve Valuation Method (CRVM) or the net level premium method. The reserves are based on assumptions for interest, mortality and other risks insured. Effective January 1, 2017, the OCI required a principles-based approach (“PBR”) for the calculation of its policy benefit reserves with a three-year phase-in period from the effective date. PBR requires reserves to be calculated using company experience assumptions with margin subject to a floor based on similar prescribed methods and assumptions used with existing in-force business. The Company adopted PBR for certain new life insurance products issued on or after July 1, 2019 and for all remaining life insurance policies issued on or after January 1, 2020. PBR did not affect policy benefit reserves for policies in-force prior to January 1, 2017.

Life insurance reserve calculations, using basic data, determine tabular interest, tabular cost, and tabular cost less actual reserves released. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

As of December 31, 2020, the Company had nearly $2 trillion of total life insurance in force, including $29 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Additional premiums or charges are assessed for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

At December 31, 2020 and 2019, the account and cash values related to the Company’s general account life reserves were as follows:

	Account Value		Cash Value		Reserves
	December 31,
	2020	2019	2020	2019	2020	2019
			(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$8,449	$7,602	$8,185	$7,319	$8,211	$7,346
Universal life with secondary guarantees	14	14	12	11	29	26
Other permanent cash value life insurance	-	-	171,031	164,904	174,799	168,377
Variable life	-	-	-	-	943	941
Variable universal life	5	4	5	4	27	27
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	-	-	4,830	4,556
Accidental death benefits	-	-	-	-	11	12
Disability - active lives	-	-	-	-	1,100	1,032
Disability - disabled lives	-	-	-	-	1,297	1,243
Miscellaneous reserves	-	-	-	-	2,894	2,774

Total gross life reserves	8,468	7,620	179,233	172,238	194,141	186,334
Reinsurance ceded	-	-	-	-	1,216	1,223

Total net life insurance	$8,468	$7,620	$179,233	$172,238	$192,925	$185,111

At December 31, 2020 and 2019, the withdrawal characteristics of the Company’s separate account life reserves were as follows:

	Account Value		Cash Value		Reserves
	December 31,
	2020	2019	2020	2019	2020	2019
			(in millions)
Subject to discretionary withdrawal, surrender values or policy loans:
Variable life	$-	$-	$9,086	$8,162	$8,199	$7,281
Variable universal life	1,375	1,093	1,308	1,043	1,287	1,020

Total gross life reserves	$1,375	$1,093	$10,394	$9,205	$9,486	$8,301

Reinsurance ceded	-	-	-	-	-	-

Total net life insurance	$1,375	$1,093	$10,394	$9,205	$9,486	$8,301

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Following are amounts reported as net life insurance reserves in the Company’s Annual Statement, which agree with the amounts reported as net life insurance reserves in the table above at December 31, 2020 and 2019.

	December 31,
	2020	2019
	($ in millions)
From Life, Accident & Health Annual Statement:
Life insurance	$190,270	$182,519
Accidental death benefits	11	12
Disability - active lives	1,100	1,032
Disability - disabled lives	1,297	1,243
Miscellaneous reserves	247	305

Subtotal net life insurance	192,925	185,111

From Separate Accounts Annual Statement:
Life insurance	9,486	8,301

Combined Total	$202,411	$193,412

During 2019, the methodology and mortality assumptions used in certain life insurance reserve calculations were reviewed and updated, and the corresponding reserves were reduced by $1.6 billion, net of reinsurance, respectively. This was accounted for as a change in valuation basis and is included in other surplus changes in the statements of changes in surplus.

Annuity Reserves

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners’ Annuity Reserve Valuation Method (CARVM), Valuation Manual Section 21 (VM-21) for variable annuity products and Actuarial Guideline 33 for all other products. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments. Changes in future policy benefit reserves on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from net additions to policy benefit reserves in the statements of operations.

During 2020, valuation interest rate assumptions used in certain annuity reserve calculations were reviewed and updated, and the corresponding reserves were increased by $ 126 million. This was accounted for as a change in valuation basis and is included in other surplus changes in the statements of changes in surplus.

Deposit Funds

Deposit funds primarily represent reserves for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a supplementary contract consisting of a series of scheduled payments. If the beneficiary does not affirmatively choose a supplementary contract, the proceeds are automatically paid to the beneficiary in a single lump sum.

Prior to November 1, 2013, beneficiaries of the Company’s life insurance policies also could choose to receive their death benefit by deposit of the proceeds (if $ 20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments and high quality corporate bonds. Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The total deposit fund liability for Northwestern Access Fund account balances held by the Company was $310 million and $328 million at December 31, 2020 and 2019, respectively. Accounts were credited with interest at annual rates ranging from 0.02% to 3.50% and 1.28% to 3.50% during 2020 and 2019, respectively. The crediting interest rates changed 28 times and 45 times during 2020 and 2019, respectively.

In May 2020, the Company became a member of the Federal Home Loan Bank of Chicago (FHLBC) and began issuing funding agreements to FHLBC in exchange for cash. Funding agreements are issued through the general account and the sales proceeds are invested as part of a spread lending strategy. The Company is required to pledge collateral to the FHLBC in the form of eligible securities when funding agreements are issued. Upon an event of default by the Company, the FHLBC’s recovery on the collateral is limited to the outstanding amount of the Company’s liability to the FHLBC.

At December 31, 2020, the Company held $37 million of FHLBC activity stock. At December 31, 2020, the amount of collateral pledged to the FHLBC was as follows:

	Statement Value (1)	Fair Value (1)
	(in millions)
Current year	$1,359	$1,525

(1)	Includes amounts in excess of minimum requirements

During the year ended December 31, 2020, the maximum amount of collateral pledged to the FHLBC was as follows:

	Statement Value	Fair Value	Amount Borrowed at Time of Max Collateral
	(in millions)
Current year	$1,359	$1,525	$886

At December 31, 2020, the amount borrowed from FHLBC, in the form of funding agreements, was as follows:

December 31,
2020
(in millions)

Borrowed	$886

Deposit fund reserves	$886

Max borrowed during the year	$886

Borrowing capacity as determined by insurer	$8,000

The Company does not have prepayment obligations for these funding agreements.

During December 2020, the Company established a $10 billion global FABN program. As part of this program, a special purpose entity will issue medium term notes (Notes) to investors. Note proceeds will be used to purchase funding agreements from the Company. The issued funding agreements will have payment terms substantially identical to the Notes. For the year ended December 31, 2020, the Company has not issued funding agreements under this FABN program. During January 2021, the Company issued its first funding agreement, in the amount of $750 million, as part of this program.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

At December 31, 2020 and 2019, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	General Account		Separate Account		Total
	December 31,
	2020	2019	2020	2019	2020	2019
	(in millions)
Individual Annuities
Subject to discretionary withdrawal
- with market value adjustment	$70	$85	$-	$-	$70	$85
- at book value less surrender charge of 5% or more	71	80	-	-	71	80
- at fair value	-	-	22,203	20,535	22,203	20,535

Total with market value adjustment or at fair value	141	165	22,203	20,535	22,344	20,700
- at book value without adjustment	1,857	1,893	-	-	1,857	1,893
Not subject to discretionary withdrawal	7,861	6,984	289	271	8,150	7,255

Total gross individual annuities	9,859	9,042	22,492	20,806	32,351	29,848
Reinsurance ceded	-	-	-	-	-	-

Total net individual annuities	$9,859	$9,042	$22,492	$20,806	$32,351	$29,848

Group Annuities
Subject to discretionary withdrawal
- at fair value	$-	$-	$19	$21	$19	$21

Total with market value adjustment or at fair value	-	-	19	21	19	21
Not subject to discretionary withdrawal	1,990	1,845	6,291	5,577	8,281	7,422

Total gross group annuities	1,990	1,845	6,310	5,598	8,300	7,443
Reinsurance ceded	-	-	-	-	-	-

Total net group annuities	$1,990	$1,845	$6,310	$5,598	$8,300	$7,443

Deposit-Type Contracts
Subject to discretionary withdrawal
- with market value adjustment	$95	$112	$-	$-	$95	$112
- at fair value	-	-	33	31	33	31

Total with market value adjustment or at fair value	95	112	33	31	128	143
- at book value without adjustment	3,468	3,133	-	-	3,468	3,133
Not subject to discretionary withdrawal	1,297	335	-	-	1,297	335

Total gross deposit-type contracts	4,860	3,580	33	31	4,893	3,611
Reinsurance ceded	-	-	-	-	-	-

Total net deposit-type contracts	$4,860	$3,580	$33	$31	$4,893	$3,611

Total annuity reserves and deposit funds	$16,709	$14,467	$28,835	$26,435	$45,544	$40,902

Of the individual annuity reserves at book value less surrender charge of 5% or more noted above, the Company expects that $9 million will have less than a 5% surrender charge and be reported with the amounts at book value without adjustment in 2021.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Following are amounts reported as net annuity reserves in the Company’s Annual Statement, which agree with the amounts reported as net annuity reserves in the table above at December 31, 2020 and 2019.

	December 31,
	2020	2019
	($ in millions)
From Life, Accident & Health Annual Statement:
Annuities	$10,300	$9,469
Supplementary contracts with life contingencies	1,549	1,418
Deposit-type contracts	4,860	3,580

Subtotal net annuity reserves	16,709	14,467
From Separate Accounts Annual Statement:
Annuities	28,513	26,133
Supplementary contracts	289	271
Other contract deposit funds	33	31

Subtotal net annuity reserves	28,835	26,435

Combined Total	$45,544	$40,902

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability and long-term care policies are based on the present value of expected benefit payments. The changes in reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies for the years ended December 31, 2020 and 2019 were as follows:

	For the years ended

	December 31,
	2020	2019
	(in millions)

Balance at January 1	$5,200	$5,012

Incurred related to:
Current year	972	845
Prior years	(85)	57

Total incurred	887	902

Paid related to:
Current year	(41)	(34)
Prior years	(704)	(680)

Total paid	(745)	(714)

Balance at December 31	$5,342	$5,200

Changes in reserves for incurred claims related to prior years are generally the result of differences between assumed claim experience at the time reserves were originally estimated and subsequent actual claim experience. In 2020, this change also included the impact of certain disability income assumption updates made to align assumptions with recent experience.

Active life reserves are based on the net level premium method for disability policies issued prior to 1987 and the two-year preliminary term method for those issued after 1987. Active life reserves are mean reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000. Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

During 2019, the morbidity assumptions used in certain long-term care insurance active life reserve calculations were reviewed and updated, and the corresponding reserves were increased by $340 million. This was accounted for as a change in valuation basis and is included in other surplus changes in the statements of changes in surplus.

Additional Actuarial Reserves

Each year, the Company must perform asset adequacy testing (AAT) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. At December 31, 2020 and 2019, reserves required as a result of AAT were as follows:

	December 31,
	2020	2019
	(in millions)

Annuities and deposit funds	$320	$260
Life insurance	2	2

Total reserves	$322	$262

Statutory Minimum Reserves

The Company has the option to establish policy benefit reserves using a standard of valuation that produces higher reserves than those calculated according to the minimum standard provided in the statutory regulations. For contracts issued January 1, 2001 and later, excess reserves over the statutory minimums were $665 million and $549 million at December 31, 2020 and 2019, respectively.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the statements of financial position.

Deferred and uncollected premiums at December 31, 2020 and 2019 were as follows:

	December 31, 2020		December 31, 2019

	Gross	Net	Gross	Net
	(in millions)		(in millions)

Ordinary new business	$369	$219	$252	$156
Ordinary renewal	2,919	2,321	2,806	2,240

Total deferred and uncollected premiums	$3,288	$2,540	$3,058	$2,396

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

7.	Separate Accounts

Separate account liabilities at December 31, 2020 and 2019 were as follows:

	Variable Life		Variable Annuities		Total
	December 31,
	2020	2019	2020	2019	2020	2019
	(in millions)		(in millions)		(in millions)

Separate account reserves	$9,486	$8,301	$28,835	$26,435	38,321	$34,736
Non-policy liabilities					126	96

Total separate account liabilities					$38,447	$34,832

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (GMDB) underwritten by the Company. General account policy benefit reserves included $6 million and $5 million attributable to GMDB at December 31, 2020 and 2019, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.5 billion for the years ended December 31, 2020 and 2019, respectively. These amounts are reported as premiums in the statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as net transfers to separate accounts in the statements of operations. Following are amounts reported as transfers to and from separate accounts within the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to (from) separate accounts within these financial statements:

	At and for the years ended December 31,

	2020	2019	2018
	(in millions)
From Separate Account Annual Statement:

Transfers to separate accounts	$1,467	$1,522	$1,696

Transfers from separate accounts	(2,147)	(2,305)	(2,193)

Net transfers to (from) separate accounts	$(680)	$(783)	$(497)

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (ERISA) and the Internal Revenue Code (“Code”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA and the Code for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2020 and 2019 and does not expect to make a contribution to the plans during 2021.

The Company’s defined benefit pension plans for employees contains two different benefit formulas – a formula based on the final average pay of the participant that was frozen as of December 31, 2013 and one that awards cash balance credits based on each participant’s age and years of service that became effective on January 1, 2014. Benefits accrued under the final average pay formula remain available to participants upon retirement. Accumulated cash balance credits earn interest based on market rates and are subject to a minimum crediting rate. The Company’s defined benefit pension plans for financial representatives utilize a formula that is based on the participant’s estimated annual income earned over their career.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. Participants are eligible for retirement health care coverage if they meet eligibility requirements for age and length of service and were either active or retired as of July 31, 2013 for employees and as of December 31, 2013 for financial representatives. Employees or financial representatives hired or contracted after the above dates are not eligible for coverage under the postretirement health plans. During 2020, the Company announced that beginning with employees retiring on or after January 1, 2022, the Company will no longer provide a subsidy for retiree health care coverage.

Medicare-eligible retirees and their dependents are offered health care options provided under an independent third-party health care marketplace (“marketplace”). Retirees and dependents that are not yet Medicare-eligible retain the historical health care benefits offered by the Company. Medicare-eligible retirees and dependents are provided with a pre-funded retiree health reimbursement account and access to third-party advisors to purchase health benefits through the marketplace. Non-Medicare-eligible retirees and dependents are provided premium assistance based on the retirees’ years of service with the Company. The Company pays the entire cost of retiree life insurance coverage.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2020 and 2019, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2020	2019	2020	2019
	(in millions)		(in millions)
Fair value of plan assets at January 1	$5,459	$4,621	$84	$73

Changes in plan assets:

Actual return on plan assets	854	988	13	15

Actual plan benefits paid	(155)	(150)	(3)	(4)

Fair value of plan assets at December 31	$6,158	$5,459	$94	$84

Plan assets consist of group annuity contracts issued by the Company that are funded by a Group Annuity Separate Account, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2020 and 2019 were as follows:

	Target Allocation		Actual Allocation

	2020	2019	2020	2019

Bonds	64%	64%	60%	62%

Equity investments	35%	35%	37%	36%

Other investments	1%	1%	3%	2%

Total assets	100%	100%	100%	100%

At each of December 31, 2020 and 2019, other investments were comprised of cash and short-term investments.

Benefit Plan Obligations

Aggregate projected benefit obligations (PBOs) of the defined benefit pension plans and postretirement benefit plans at December 31, 2020 and 2019 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2020	2019	2020	2019

	(in millions)		(in millions)

Projected benefit obligation at January 1	$6,050	$4,970	$743	$610

Changes in benefit obligation:

Service cost of benefits earned	134	129	14	16

Interest cost on projected obligations	177	204	16	23

Projected gross plan benefits paid	(181)	(168)	(23)	(22)

Experience (gains)/losses	889	915	119	116

Plan amendments and other	-	-	(207)	-

Projected benefit obligation at December 31	$7,069	$6,050	$662	$743

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, the PBO includes assumptions for future compensation increases for active participants. The accumulated benefit obligation (ABO) is similar to the PBO but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $6.6 billion and $5.7 billion for the years ended December 31, 2020 and 2019, respectively. Experience (gains)/losses for each of the years ended December 31, 2020 and 2019 primarily reflect the impact of changes in the PBO discount rate.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2020 and 2019 and the net periodic benefit cost for the years ended December 31, 2020, 2019 and 2018 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2020	2019	2020	2019
Projected benefit obligation:

Weighted average discount rate	2.44%	3.17%	2.37%	3.18%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%

Cash balance plan interest crediting rate	2.39%	3.14%	n/a	n/a

	Defined Benefit Plans			Postretirement Benefit Plans

	2020	2019	2018	2020	2019	2018
Net periodic benefit cost:
Weighted average discount rate	3.17%	4.18%	3.57%	3.18%	4.18%	3.57%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	6.25%	6.25%	6.25%	6.25%	6.25%	6.25%
Cash balance plan interest crediting rate	3.14%	4.16%	3.54%	n/a	n/a	n/a

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, internal and third-party capital market expectations and the long-term target asset allocation.

The assumed annual increase in future retiree medical costs used in measuring the obligation for postretirement benefits were as follows:

	December 31,

	2020	2019

Assumed annual increase	5.00%	5.00%

Ultimate rate of annual increase	5.00%	5.00%

Year in which ultimate rate is reached	2021	2020

Effective January 1, 2019, the Company’s exposure to medical inflation will be limited to a maximum annual increase of 3% with any annual increase in excess of that rate passed on to the plan’s participants in the form of increased premiums.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Benefit Plan Funded Status

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2020 and 2019.

	Defined Benefit Plans		Postretirement Benefit Plans

	2020	2019	2020	2019
	(in millions)		(in millions)

Fair value of plan assets	$6,158	$5,459	$94	$84

Projected benefit obligation	7,069	6,050	662	743

Funded status	(911)	(591)	(568)	(659)

Nonadmitted asset	(463)	(485)	-	-

Financial statement liability	$(1,374)	$(1,076)	$(568)	$(659)

The PBO for defined benefit plans above included $1,374 million related to the underfunded qualified plan for financial representatives and unfunded non-qualified plans at December 31, 2020 and $1,076 million related to unfunded non-qualified plans at December 31, 2019. In the aggregate, the fair value of qualified defined benefit plan assets represented 107% and 110% of the projected benefit obligations of these plans at December 31, 2020 and 2019, respectively.

Statutory accounting guidance requires that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other in the statements of changes in surplus. Aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2020 and 2019:

	For the year ended December 31, 2020

	Defined Benefit Plans			Postretirement Benefit Plans

	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits
	(in millions)			(in millions)
Balance at January 1	$(1,289)	$165	$299	$(63)	$(45)

Amortization from surplus into net periodic benefit cost	56	(25)	(14)	4	(4)

Changes in plan assets and benefit obligations recognized in surplus	(384)	-	-	(109)	234

Balance at December 31	$(1,617)	$140	$285	$(168)	$185

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

	For the year ended December 31, 2019

	Defined Benefit Plans			Postretirement Benefit Plans

	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits
	(in millions)			(in millions)
Balance at January 1	$(1,113)	$190	$314	$42	$(50)

Amortization from surplus into net periodic benefit cost	53	(25)	(15)	(1)	5

Changes in plan assets and benefit obligations recognized in surplus	(229)	-	-	(104)	-

Balance at December 31	$(1,289)	$165	$299	$(63)	$(45)

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2020, 2019 and 2018 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2020	2019	2018	2020	2019	2018
	(in millions)			(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$134	$129	$146	$14	$16	$20

Interest cost on projected obligations	177	204	180	16	23	21

Amortization of experience losses	56	53	42	4	(1)	-

Amortization of prior service (credits) costs	(25)	(25)	(25)	(4)	5	5

Amortization of initial net asset	(14)	(15)	-	-	-	-

Expected return on plan assets	(336)	(284)	(309)	(5)	(4)	(5)

Curtailment	(1)	-	-	28	-	-

Net periodic benefit (credit) cost	$(9)	$62	$34	$53	$39	$41

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2021 through 2030 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)

2021	$183	$28

2022	205	27

2023	214	27

2024	225	26

2025	233	26

2026-2030	1,306	125

Total	$2,366	$259

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2020, 2019 and 2018, the Company expensed total contributions to these plans of $57 million, $53 million and $50 million, respectively. The Company announced in the fourth quarter of 2020 that it’s matching contributions to the 401(k) plan will be temporarily ceased beginning in 2021 and replaced by additional contribution credits to the cash balance plan.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding coverage to various reinsurers. In 1999, the Company ceased reinsuring new individual disability policies, but has maintained a portion of the reinsurance ceded on policies issued prior to 1999. The Company cedes between 60—80% of the morbidity risk on group disability and 60% of the mortality risk on group life policies.

As part of an affiliated reinsurance agreement, the Company assumes 100% of the net risk associated with NLTC’s long-term care business. At December 31, 2020 and 2019, the net amount due from NLTC under this agreement was $50 million and $48 million, respectively.

Amounts in the financial statements are reported net of the impact of reinsurance. Policy benefit reserves were reported net of ceded reserves of $1.7 billion at both December 31, 2020 and 2019. The Company has reinsured all risks disclosed in the financial statements under Actuarial Guideline 48.

The effects of reinsurance on premium revenue and total benefits for the years ended December 31, 2020, 2019 and 2018 were as follows:

	For the years ended December 31,
	2020	2019	2018
	(in millions)

Direct premium revenue	$19,501	$19,197	$18,231

Premiums assumed	800	763	711

Premiums ceded	(978)	(950)	(906)

Premium revenue	$19,323	$19,010	$18,036

Direct benefit expense	$20,538	$20,158	$19,037

Benefits assumed	837	830	680

Benefits ceded	(792)	(805)	(699)

Total benefits	$20,583	$20,183	$19,018

In addition, the Company received $133 million, $135 million and $129 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2020, 2019 and 2018, respectively. These amounts are reported in other income in the statements of operations. For the years ended December 31, 2020, 2019 and 2018, the Company incurred $127 million, $136 million and $138 million, respectively, in expense allowances on reinsurance assumed from NLTC.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2020 and 2019 that were considered by the Company to be uncollectible.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

10.	Federal Income Taxes

The results of the Company’s operations are consolidated with the following entities for purposes of filing the Company’s consolidated federal income tax return:

Northwestern Mutual Investment Services, LLC	NM Harrisburg, Inc
NML Real Estate Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	NM GP Holdings, LLC and subsidiaries
Northwestern Mutual MU TLD Registry, LLC	NM Pebble Valley, LLC
Northwestern Mutual Wealth Management Company	Northwestern Mutual Registry, LLC
NM Investment Holdings, LLC	QOZ Holding Co, LLC and subsidiaries
GRO, LLC and GRO-SUB, LLC	NM QOZ Fund, LLC
NM Career Distrib. Holdings, LLC and subsidiaries	NM QOZ Fund II, LLC
NM Investment Management Company, LLC	NM SAS, LLC
Northwestern Long Term Care Ins. Co	Venture Studio Holdings, LLC
Wysh Financial Services, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

The components of current income tax expense (benefit) in the Statements of Operations for the years ended December 31, 2020, 2019 and 2018 related to ordinary taxable income (loss) were as follows:

	For the years ended December 31,
	2020	2019	2018

	(in millions)
Tax payable on ordinary income	$637	$103	$110
Low income housing tax credits	(136)	(123)	(119)
Other tax credits	(71)	(49)	(23)
Decrease in contingent tax liabilities	(153)	(130)	(127)

Total current tax expense (benefit)	$277	$(199)	$(159)

In addition to current income tax benefit related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on capital gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax expense (benefit) of $433 million, $141 million and $(49) million was included in net IMR deferrals for the years ended December 31, 2020, 2019 and 2018, respectively. In addition, net realized capital gains and losses as reported in the statements of operations included current tax expense (benefit) of $(2) million, $173 million and $88 million for the years ended December 31, 2020, 2019 and 2018, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The table below shows how the Company’s income tax expense or benefit for the years ended December 31, 2020, 2019 and 2018 differs from the amount obtained by applying the statutory rate of 21% to gain from operations before taxes, including net realized capital gains (losses) before IMR and capital gain tax (benefit):

	For the years ended December 31,
	2020	2019	2018

	(in millions)

Provision computed at statutory rate	$580	$402	$98

Adjustments to the statutory rate:

Subsidiary distributions	(283)	(73)	(115)

Tax credits	(207)	(172)	(142)

Amortization of IMR	(53)	(28)	(28)

Dividends received deduction	(31)	(33)	(26)

Employee benefits	(22)	(12)	(17)

Deferred adjustments	(29)	183	214

Other	(50)	(21)	(28)

Total statutory income tax expense (benefit)	$(95)	$246	$(44)

Federal income tax expense (benefit) reported on statements of operations	$277	$(199)	$(159)

Capital gains tax expense, net of IMR transfers	431	315	39

Change in net deferred tax assets	(803)	130	76

Total statutory income tax expense (benefit)	$(95)	$246	$(44)

During the year, the Company may make payments to or receive refunds from the Internal Revenue Service (IRS) for federal income taxes that are applicable to current or previous tax years. The Company made or received net income tax payments, including subsidiaries, of $679 million, $410 million and $150 million to the IRS during the years ended December 31, 2020, 2019 and 2018, respectively.

Federal income taxes available for recoupment in the case of future tax losses are limited to amounts reported on previous tax returns. Total capital gain taxes paid for tax years 2020, 2019 and 2018 that are available for recoupment are $461 million, $496 million and $247 million, respectively.

Federal income tax returns for 2016 and 2013 and prior years are closed as to further assessment of tax. Tax returns for the 2014 and 2015 tax years are in appeals with the IRS. Income taxes payable in the statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date.

Changes in contingent tax liabilities for the years ended December 31, 2020 and 2019 were as follows:

	For the years ended December 31,
	2020	2019
	(in millions)
Balance at January 1	$153	$283
Reductions for tax positions of prior years	(153)	(130)

Balance at December 31	$-	$153

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Included in contingent tax liabilities at December 31, 2020 and 2019 were $0 million and $138 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred taxes for amounts other than interest, the timing of the ultimate deduction may affect the effective tax rate in future periods. The Company has no tax positions for which the ultimate deductibility is not certain.

For the years ended December 31, 2020, 2019 and 2018, the Company recognized $(15) million, $(3) million and $(9) million, respectively, of interest-related tax expense.

The components of net deferred tax assets reported in the statements of financial position at December 31, 2020 and 2019 were as follows:

	December 31,
	2020	2019	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$1,016	$942	$74
Investments	319	259	60
Policy benefit liabilities	1,673	1,656	17
Benefit plan obligations	621	573	48
Fixed Assets	931	-	931
Other	83	115	(32)

Gross deferred tax assets	4,643	3,545	1,098

Nonadmitted deferred tax assets	-	-	-

Gross admitted deferred tax assets	4,643	3,545	1,098

Deferred tax liabilities:
Investments	986	822	164
Other	1,352	1,114	238

Gross deferred tax liabilities	2,338	1,936	402

Net deferred tax assets	$2,305	$1,609	$696

The Company exceeded the minimum RBC level of 300%, which is necessary to apply the maximum admissibility thresholds, based on authorized control level RBC computed without net deferred tax assets at December 31, 2020 and 2019.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Significant components of the calculation of net admitted deferred tax assets at December 31, 2020 and 2019 were as follows (in millions):

	December 31, 2020			December 31, 2019			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$4,324	$319	$4,643	$3,287	$258	$3,545	$1,037	$61	$1,098
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	4,324	319	4,643	3,287	258	3,545	1,037	61	1,098
Deferred tax assets nonadmitted	-	-	-	-	-	-	-	-	-

Subtotal net admitted deferred tax asset	4,324	319	4,643	3,287	258	3,545	1,037	61	1,098
Deferred tax liabilities	1,352	986	2,338	1,114	822	1,936	238	164	402

Net admitted deferred tax asset/(liability)	$2,972	$(667)	$2,305	$2,173	$(564)	$1,609	$799	$(103)	$696

	December 31, 2020			December 31, 2019			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$185	$185	$-	$147	$147	$-	$38	$38
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	2,599	-	2,599	1,695	-	1,695	904	-	904
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	1,725	134	1,859	1,592	112	1,704	133	22	155

Total deferred tax assets admitted as the result of application of SSAP No. 101	$4,324	$319	$4,643	$3,287	$259	$3,545	$1,037	$60	$1,098

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$2,599			$1,695			$904

b. Adjusted gross deferred tax assets allowed per limitation threshold			$3,394			$3,386			$8

Ratio percentage used to detemine recovery period and threshold limitation amount			920%			1010%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$22,625			$22,576

All gross deferred tax liabilities have been recognized at December 31, 2020 and 2019. The Company did not employ tax planning strategies in its valuation allowance assessment at either December 31, 2020 or 2019. At December 31, 2020, the percentage of net ordinary deferred tax assets admitted as a result of tax planning strategies was 9%. The Company did not employ tax planning strategies in its deferred tax asset admissibility calculations at December 31, 2019.

11.	Commitments and Contingencies

Commitments

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate, mortgage loans and other investments. These forward commitments aggregated to $9.7 billion and $10.1 billion at December 31, 2020 and 2019, respectively, and were extended at market rates and terms.

Contingencies

The Company is engaged in various legal actions in the normal course of its insurance and investment operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action is probable and the amount of that adverse outcome is reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2020.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of wholly-owned subsidiaries (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than one year to twenty-one years at December 31, 2020.

Following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2020 and 2019, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on fair value of the guarantees.

	December 31, 2020			December 31, 2019

Nature of guarantee	Maximum potential amount of future payments		Financial statement liability	Maximum potential amount of future payments		Financial statement liability

		(in millions)			(in millions)
Guarantees of future minimum compensation - financial representatives	$59		$1	$67		$1

Guarantees of real estate obligations	476		5	418		4

Guarantees issued on behalf of wholly-owned subsidiaries	106		-	19		-

Total guarantees	$641		$6	$504		$5

No material payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

12.	Related Party Transactions

The Company has a capital support and guarantee of benefits agreement that requires it to maintain the capital and surplus (as defined) of NLTC at a minimum level based upon a formula applied to NLTC’s earned premium and policy benefit reserves, or 150% of its company action level of RBC as prescribed by the NAIC, whichever is lower. In addition, NM guarantees NLTC’s policyowners its ability to pay all policy benefits due and owed pursuant to contracts of insurance sold by NLTC during the term of the agreement. This agreement was amended during 2020 to extend the length of the agreement through December 31, 2025 and increase the aggregate capital contribution limit from $200 million to $300 million. The Company contributed capital to NLTC of $15 million and $25 million for the years ended December 31, 2020 and 2019, respectively. The Company has contributed a total of $205 million to NLTC through December 31, 2020. The Company reported a payable to NLTC of $59 million and $56 million at December 31, 2020 and 2019, respectively, which is reported in other liabilities in the statements of financial position at each of those dates. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

13.	Surplus Notes

The following table summarizes the surplus notes issued by the Company and are outstanding at December 31, 2020:

Description	Issue date	Principal amount	Statement value	Interest paid current year	Cumulative interest paid	Interest rate	Maturity date
($ in millions)
2010 Notes	3/26/2010	$1,224	$1,224	$74	$1,083	6.063%	3/30/2040
2017 Notes	9/26/2017	1,200	1,198	46	139	3.850%	9/30/2047
2019 Notes	9/20/2019	1,347	1,151	50	50	3.625%	9/30/2059
	Total

		$3,771	$3,573	$170	$1,272

Each series of notes was distributed pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on each of the above notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. SAP requires recognition of interest expense on the notes upon OCI approval of semi-annual interest payments.

On September 20, 2019, the Company issued $1,347 million of 2019 notes. A portion of the issuance was comprised of $ 600 million new principal, issued at a discount, with net proceeds of $597 million. The remaining $747 million of principal was used to redeem 2010 notes with a principal balance of $526 million as part of a surplus note exchange transaction. Of the $221 million of discount at the time of the exchange, $22 million was related to an inducement for noteholders to exchange their 2010 notes, and was recorded as a reduction to net investment income within the statement of operations. Since this exchange transaction did not meet the “substantially different” criteria within SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, the remaining discount of $199 million will be amortized and charged to the statement of operations over the remaining life of the 2019 notes.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company and do not repay principal prior to maturity, with principal payment at maturity subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder but are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.20% (2017 notes) and 0.25% (2010 and 2019 notes). The entire amount of the 2017 and 2019 notes are redeemable, at par, in the event of certain defined tax events.

No affiliates of the Company hold any portion of the notes, which are generally held of record at the Depository Trust Company by bank custodians on behalf of investors. No single investor holds 10% or more of the 2017 notes or the 2019 notes. The largest holder of the 2010 notes is Nippon Life Insurance Company of Japan, which held $250 million in principal amount of notes at each of December 31, 2020 and 2019.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

14.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Principles No. 100, Fair Value Measurements (SSAP 100). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“level 3”).

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

For financial instruments included in the scope of SSAP 100, the statement value and fair value at December 31, 2020 and 2019 were as follows:

	December 31, 2020

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(level 1)	(level 2)	(level 3)	(NAV)
	(in millions)
General account investment assets:
Bonds	$166,324	$183,434	$3,175	$162,956	$17,303	$-
Mortgage loans	41,568	45,155	-	-	45,155	-
Common and preferred stocks	4,623	4,659	4,051	60	548	-
Policy loans	17,686	17,686	-	-	17,686	-
Derivative assets	358	571	-	571	-	-
Surplus note investments	161	211	-	211	-	-
Cash and short-term investments	3,239	3,239	614	2,625	-	-

Separate account assets	38,447	38,447	34,519	3,172	711	45

General account liabilities:
Investment-type insurance reserves	$6,397	$6,445	$-	$-	$6,445	$-
Liabilities for repurchase agreements	1,315	1,315	-	1,315	-	-
Derivative liabilities	622	500	-	500	-	-
Separate account liabilities	38,447	38,447	34,519	3,172	711	45

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

	December 31, 2019

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(level 1)	(level 2)	(level 3)	(NAV)
	(in millions)
General account investment assets:
Bonds	$159,760	$168,729	$2,605	$151,243	$14,881	$-
Mortgage loans	39,771	41,784	-	-	41,784
Common and preferred stocks	4,267	4,290	3,671	78	541
Policy loans	17,829	17,829	-	-	17,829
Derivative assets	546	697	-	697	-
Surplus note investments	111	144	-	144	-	-
Cash and short-term investments	2,408	2,408	809	1,599	-	-

Separate account assets	34,832	34,832	31,092	3,017	617	106

General account liabilities:
Investment-type insurance reserves	$5,242	$5,189	$-	$-	$5,189	$-
Liabilities for repurchase agreements	1,711	1,711	-	1,711	-	-

Derivative liabilities	189	163	-	163	-	-

Separate account liabilities	34,832	34,832	31,092	3,017	617	106

Bonds

Bonds classified as level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Common and Preferred Stock

Common and preferred stocks classified as level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, LIBOR basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads. Warrants classified as level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 4 for more information regarding the Company’s derivative investments.

Surplus Note Investments

The Company invests in surplus note issuances of other mutual insurance companies. These bond-like instruments are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market mutual funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers net asset value or amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is primarily based on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value.

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100 are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Repurchase Agreement Liabilities

See Note 3 for information regarding repurchase agreement activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the statements of financial position at December 31, 2020 and 2019.

	December 31, 2020

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(level 1)	(level 2)	(level 3)	(NAV)	Total

	(in millions)
General account:
Bonds	$401	$30	$90	$-	$521
Common and preferred stocks	4,051	-	390	-	4,441
Money market mutual funds	309	-	-	-	309
Derivative assets	-	98	-	-	98
Derivative liabilities	-	23	-		23

Total general account	$4,761	$151	$480	$-	$5,392

Separate accounts:
Mutual fund investments	$32,149	$-	$-	-	$32,149
Other benefit plan assets/liabilities	21	20	4	-	45
Pension and postretirement assets:
Bonds	341	3,094	118	-	3,553
Common and preferred stock	1,768	1	47	45	1,861
Cash and short-term securities	50	52	-	-	102
Other assets/liabilities	190	5	542	-	737

Subtotal pension and postretirement assets	2,349	3,152	707	45	6,253

Total separate accounts	$34,519	$3,172	$711	$45	$38,447

	December 31, 2019

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(level 1)	(level 2)	(level 3)	(NAV)	Total

	(in millions)
General account:
Bonds	$3	$37	$5	$-	$45
Common and preferred stocks	3,671	-	458	-	4,129
Money market mutual funds	668	-	-	-	668
Derivative assets	-	75	-	-	75
Derivative liabilities	-	21	-		21

Total general account	$4,342	$133	$463	$-	$4,938

Separate accounts:
Mutual fund investments	$29,245	$-	$-	-	$29,245
Other benefit plan assets/liabilities	21	18	4	1	44
Pension and postretirement assets:
Bonds	226	2,887	119	-	3,232
Common and preferred stock	1,462	1	46	105	1,614
Cash and short-term securities	34	105	-	-	139
Other assets/liabilities	104	6	448	-	558

Subtotal pension and postretirement assets	1,826	2,999	613	105	5,543

Total separate accounts	$31,092	$3,017	$617	$106	$34,832

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

During 2020, transfers into level 3 are the result of observable market data, such as public ratings, no longer being available and transfers out of level 3 are the result of observable market data, including 3rd party vendor prices and public ratings, being available and utilized in the determination of the fair market value of the securities. There were no material asset transfers into or out of level 3 during the year ended December 31, 2019.

The following tables summarize the changes in fair value of level 3 financial instruments for the years ended December 31, 2020 and 2019.

For the year ended December 31, 2020	General account common and preferred stock	General account bonds	Derivative assets	Separate account assets

		(in millions)
Fair value, beginning of period	$458	$5	$-	$617

Realized gains/(losses)	14	(5)	-	47

Unrealized gains/(losses)	(21)	(25)		41

Issuances	-	-	-	-

Purchases	58	5	-	137

Sales	(57)	-	-	(134)

Settlements	-	-	-	-

Net discount/premium	8	-	-	2

Transfers into level 3		110	-	7

Transfers out of level 3	(70)	-	-	(6)

Fair value, end of period	$390	$90	$-	$711

For the year ended December 31, 2019	General account common and preferred stock	General account bonds	Derivative assets	Separate account assets

	(in millions)
Fair value, beginning of period	$455	$5	$16	$531

Realized gains/(losses)	(27)	-	-	41

Unrealized gains/(losses)	24	-		26

Issuances	-	-	-	-

Purchases	37	-	-	151

Sales	(35)	-	-	(132)

Settlements	-	-	-	-

Net discount/premium	4	-	-	(1)

Transfers into level 3		-	-	1

Transfers out of level 3	-	-	(16)

Fair value, end of period	$458	$5	$-	$617

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The fair values of level 3 financial instruments are sensitive to changes in significant unobservable inputs. Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks and derivatives, are primarily valued using a private equity sponsor valuation or market comparables approach. Both approaches rely on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s fair value to its book value or earnings before interest, taxes, depreciation and amortization (EBITDA). The use of EBITDA normalizes for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the fair value of the investment. The opposite impact would occur if the multiple decreased.